---------------------------------------------
                           PROSPECTUS/PROXY STATEMENT
                  ---------------------------------------------

                                 April 30, 2003

                  Acquisition of the Assets and Liabilities of
                             CDC Nvest Balanced Fund
                       a series of CDC Nvest Funds Trust I
                               399 Boylston Street
                           Boston, Massachusetts 02116
                                  800-225-5478

                        By and in Exchange for Shares of
                        CDC Nvest Growth and Income Fund
                      a series of CDC Nvest Funds Trust II
                               399 Boylston Street
                           Boston, Massachusetts 02116
                                  800-225-5478

      This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the proposed acquisition of CDC Nvest Balanced Fund (the "Balanced Fund") by CDC Nvest Growth and Income Fund (the "Growth and Income Fund" and, together with the Balanced Fund, the "Funds") at a Special Meeting of Shareholders of the Balanced Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern time on June 17, 2003, at the offices of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

      The Proposal in this Prospectus/Proxy Statement relates to the acquisition of the Balanced Fund by the Growth and Income Fund (the "Acquisition"). The Funds are each registered open-end management investment companies. The investment goal of the Growth and Income Fund is to seek opportunities for long-term capital growth and income. The investment goal of the Balanced Fund is to seek a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. If shareholders of the Balanced Fund approve the Agreement and Plan of Reorganization relating to the Acquisition and the Acquisition occurs, the Balanced Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Growth and Income Fund in exchange for shares of the same class of the Growth and Income Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Balanced Fund will be distributed pro rata to its shareholders of the same class, and shareholders of the Balanced Fund will become shareholders of the Growth and Income Fund.

      The Trustees of CDC Nvest Funds Trust I ("Trust I"), who are also Trustees of CDC Nvest Funds Trust II ("Trust II" and, together with Trust I, the "Trusts"), have set April 30,

2003, as the record date (the "Record Date") for determining which shareholders of the Balanced Fund are entitled to vote at the Meeting and any adjourned session.

      The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

      o The Class A, B and C Prospectus of the CDC Nvest Equity Funds, which includes the Balanced Fund, dated May 1, 2002, as revised on July 1, 2002, as supplemented on September 10, 2002, September 16, 2002, December 27, 2002, February 25, 2003, March 13, 2003 and March 19, 2003.

      o The Class Y Prospectus of the CDC Nvest Equity Funds, which includes the Balanced Fund, dated May 1, 2002, as revised on July 1, 2002, as supplemented on September 16, 2002, December 27, 2002, February 25, 2003, March 13, 2003 and March 19, 2003.

      o The Statement of Additional Information of the CDC Nvest Equity Funds - Part I, which includes the Balanced Fund, dated May 1, 2002, as revised on November 1, 2002.

      o     The Statement of Additional Information of the CDC Nvest Funds -
            Part II, which includes the Balanced Fund, dated May 1, 2002 as supplemented September 1, 2002 and September 16, 2002.

      o Management's discussion of Fund performance, the Report of Independent Accountants and financial statements included in the Annual Report to shareholders of the Balanced Fund for the fiscal year ended December 31, 2002.

      o The Statement of Additional Information of the Growth and Income Fund dated April 30, 2003, relating to the Acquisition described in this Prospectus/Proxy Statement.

      This Prospectus/Proxy Statement concisely sets forth information about the Growth and Income Fund that a prospective investor ought to know before investing and should be retained for future reference. Each Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 800-225-5478 or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing your Fund's web site at www.cdcnvestfunds.com. Text-only versions of all the documents listed above can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

      The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

      Shares of the Growth and Income Fund are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS..........................................................4
THE PROPOSAL..................................................................10
   The Proposal...............................................................10
   Principal Investment Risks.................................................10
   Information about the Acquisition..........................................10
      Terms of the Agreement and Plan of Reorganization.......................10
      Shares You Will Receive.................................................11
      Reasons for the Acquisition.............................................12
      Performance Information.................................................13
      Federal Income Tax Consequences.........................................15
      Declarations of Trust...................................................16
      Dividends and Distributions.............................................17
      Capitalization..........................................................18
      Required Vote for the Proposal..........................................18
INFORMATION REGARDING VOTING AND CONDUCT OF MEETING...........................19
   Voting Information.........................................................19
   Information About Proxies and the Conduct of Meetings......................19
OTHER INFORMATION.............................................................21
Appendix A...................................................................A-1
Appendix B...................................................................B-1
Appendix C...................................................................C-1
Appendix D...................................................................D-1
Appendix E...................................................................E-1

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1.    What is being proposed?

The Trustees of Trust I are recommending that the Growth and Income Fund acquire the Balanced Fund. This means that the Growth and Income Fund would acquire all of the assets and assume all the liabilities of the Balanced Fund in exchange for shares of the Growth and Income Fund. If the Acquisition is approved and consummated, you will receive shares of the Growth and Income Fund of the same class and with an aggregate net asset value equal to the aggregate net asset value of your Balanced Fund shares as of the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around June 27, 2003, or on such other date as the Trusts may agree.

Please note that if shareholders of the Balanced Fund do not approve the Acquisition, the Trustees of Trust I may take such further action as they may deem to be in the best interests of the Funds.

2.    Why is the Acquisition being proposed?

CDC IXIS Advisers, the investment adviser to the Funds, is proposing the Acquisition to enable shareholders of the Balanced Fund to invest in a larger combined fund with better long-term growth prospects. The Trustees of Trust I recommend approval of the Acquisition because of the advantages that the Acquisition offers to shareholders of the Balanced Fund. These advantages include the following:

      o Lower expenses. The Growth and Income Fund's expense ratio is lower than the Balanced Fund's expense ratio. In addition, CDC IXIS Advisers believes the combined fund will be better able to grow in size and benefit from possible economies of scale.

      o Sales trends. CDC IXIS Advisers believes the Balanced Fund has not achieved sufficient sales growth to achieve long-term viability and is not expected to do so in the near future.

      o Same level shareholder services. Balanced Fund shareholders will continue to enjoy the same shareholder services as shareholders of the Growth and Income Fund as they currently enjoy as Balanced Fund shareholders.

      o Continued investment in the CDC Nvest Funds. The proposed Acquisition will permit Balanced Fund shareholders to keep their investment in an open-end mutual fund in the CDC Nvest Funds family. In addition, shareholders will not recognize gain or loss for federal income tax purposes. If the Balanced Fund were to liquidate and shareholders were to receive the net asset value of their shares in liquidating distributions, current gain or loss would be recognized for federal income tax purposes.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for a full description of the factors considered by the Trustees.

3. How do the investment goals, strategies and policies of the Balanced Fund and the Growth and Income Fund compare?

Shareholders of the Balanced Fund should note that, although the investment goal and principal investment strategies of the Balanced Fund are generally similar to those of the Growth and Income Fund, there are differences. For example, the Balanced Fund generally invests up to 35% of its assets in fixed-income securities and 65% of its assets in equity securities, whereas the Growth and Income Fund invests substantially all of its assets in common stocks. Please see the table below for more information comparing the investment goals and strategies of the Funds.

This table shows the investment goal and principal investment strategies of each Fund. For more detail on the investment goals, strategies and policies of the Balanced Fund and the Growth and Income Fund, see the Balanced Fund's prospectuses and Appendix A, respectively.

--------------------------------------------------------------------------------
          Balanced Fund                         Growth and Income Fund
--------------------------------------------------------------------------------
Investment Goal:  The Balanced Fund        Investment Goal:  The Growth and
seeks a reasonable long-term investment    Income Fund seeks opportunities for
return from a combination of long-term     long-term capital growth and income.
capital appreciation and moderate
current income.
--------------------------------------------------------------------------------
Principal Investment Strategies:  The      Principal Investment Strategies:
Balanced Fund seeks to achieve its         The Growth and Income Fund seeks to
investment goal as follows:                achieve its investment goal as
                                           follows:

o   The Fund generally invests             o  Under normal market conditions,
    approximately 65% of its assets in        the Fund invests substantially
    equity securities and approximately       all of its assets in common
    35% of its assets in fixed-income         stocks of large and
    securities.                               mid-capitalization companies in
                                              any industry.

o  The Fund's equity securities are        o  The Fund's subadviser uses a
   selected by the subadviser using a         value investment philosophy in
   value investment philosophy, based         selecting equity securities for
   upon the belief that, over time, a         the Fund, based upon the belief
   company's stock price converges with       that, over time, a company's
   that company's true business value.        stock price converges with that
   "True business value" is defined by        company's true business value.
   the subadviser to mean its estimate of     "True business value" is defined
   the price a knowledgeable buyer would      by the subadviser to mean its
   pay to acquire the entire business.*       estimate of the price a
                                              knowledgeable buyer would pay to
                                              acquire the entire business.

o  The Fund may invest in foreign          o  The Fund may invest in foreign
   securities and related currency            securities traded in U.S. markets
   hedging transactions; Rule 144A            (through American Depositary
   securities; mortgage- and                  Receipts ("ADRs") or stocks sold
   asset-backed securities, zero-coupon       in U.S. dollars).
   bonds; and when-issued securities.

o  The Fund may purchase money market      o  The Fund may purchase money
   or high quality debt securities for        market or high quality debt
   temporary defensive purposes in            securities for temporary
   response to adverse market, economic,      defensive purposes in response to
   political or other conditions.  These      adverse market, economic,
   investments may prevent the Fund from      political or other conditions.
   achieving its investment goal.             These investments may prevent the
                                              Fund from achieving its
                                              investment goal.

o  The Fund may engage in active and        o  The Fund may engage in active and
   frequent trading of securities.             frequent trading of securities.
   Frequent trading may produce high           Frequent trading may produce high
   transaction costs and a high level          transaction costs and a high
   of taxable capital gains which may          level of taxable capital gains
   lower the Fund's return.                    which may lower the Fund's
                                               return.
--------------------------------------------------------------------------------

* Effective April 1, 2003, Harris Associates L.P. ("Harris Associates") assumed responsibility for the management of the Balanced Fund's equity component, replacing Loomis Sayles & Company, L.P. ("Loomis Sayles"), responsible for the equity growth component, and Jurika & Voyles L.P. ("Jurika & Voyles"), responsible for the equity value component. The investment strategies used by Harris Associates differ from those used by Loomis Sayles and Jurika & Voyles prior to April 1, 2003.

The following highlights the differences in the principal investment strategies that each Fund uses to achieve its investment goal:

      o The Balanced Fund generally invests up to 35% of its assets in fixed-income securities and 65% of its assets in equity securities, whereas the Growth and Income Fund invests substantially all of its assets in common stocks.

      o The Balanced Fund, as a principal investment strategy, may invest in foreign currency hedging transactions, Rule 144A securities, mortgage- and asset-backed securities, zero-coupon bonds, and when-issued securities. The Growth and Income Fund generally does not make such investments.

The Balanced Fund is subject to certain non-fundamental investment restrictions to which the Growth and Income Fund is not subject. The Balanced Fund may not:
(1) purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities; or (2) write options or warrants.

Except as noted above, the Funds are subject to substantially similar investment policies and restrictions, including fundamental investment restrictions. For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

4. How do the risks of investing in the Balanced Fund compare to the risks of investing in the Growth and Income Fund.

Because the two Funds have similar investment objectives and policies, they are subject to similar, although not identical, risks. For a discussion of the risks associated with an investment in the Funds, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

5. How do the management fees and expenses of the Funds compare and what are they estimated to be following the Acquisition?

The following tables allow you to compare the management fees and expenses of the Balanced Fund and the Growth and Income Fund, and to analyze the estimated expenses that CDC IXIS Advisers expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below apply to shares of each Fund, and will apply to the combined fund after giving effect to the Acquisition. Shareholders of the Balanced Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges ("CDSCs") will continue to apply. For purposes of determining the CDSC applicable to Balanced Fund shareholders who become Growth and Income Fund shareholders as a result of the Acquisition, the amount of time that the shareholder held his or her Balanced Fund shares will be added (or "tacked") to the length of time the shareholder held the Growth and Income Fund shares acquired in the Acquisition.

Annual Fund Operating Expenses are deducted from each Fund's assets. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses incurred by each of the Balanced Fund and the Growth and Income Fund for its last fiscal year (ended December 31, 2002) and expenses that CDC IXIS Advisers estimates the combined fund would have incurred during the twelve months ended December 31, 2002, after giving effect to the Acquisition on a pro forma basis assuming the Acquisition had occurred as of January 1, 2002.

Shareholder Fees (For Both Funds)
(fees paid directly from your investment)

                                            Class A   Class B  Class C   Class Y
Maximum sales charge (load) imposed
on purchases (as a percentage of the
offering price) (1)(2)                       5.75%     None     1.00%(3)  None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as
a percentage of original purchase price
or redemption proceeds, as applicable)       1.00%(4)  5.00%    1.00%     None
--------------------------------------------------------------------------------
Redemption fee (5)                           None      None     None      None

----------
(1) A reduced sales charge on Class A and Class C shares may apply. See "Ways to Reduce or Eliminate Sales Charges" in Appendix A.

(2)   Does not apply to reinvested distributions.

(3) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

(4) A 1.00% CDSC with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within one year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" in Appendix A.

(5) Generally, a transaction fee will be charged for expedited payment of redemption proceeds, such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                             Balanced Fund                     Growth and Income Fund
                                 Class A   Class B   Class C   Class Y   Class A  Class B   Class C   Class Y

Management fees                   0.75%     0.75%     0.75%     0.75%     0.69%    0.69%     0.69%     0.69%
-------------------------------------------------------------------------------------------------------------
Distribution and/or service
(12b-1) fees                      0.25%     1.00%     1.00%     0.00%     0.25%    1.00%     1.00%     0.00%
-------------------------------------------------------------------------------------------------------------
Other expenses                    0.71%     0.71%     0.71%     0.33%     0.62%    0.62%     0.62%     0.27%
-------------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses(1)                       1.71%     2.46%     2.46%     1.08%     1.56%    2.31%     2.31%     0.96%
-------------------------------------------------------------------------------------------------------------

                                           Growth and Income Fund
                                            (pro forma combined)
                                  Class A    Class B    Class C    Class Y
Management fees                    0.67%      0.67%      0.67%      0.67%
--------------------------------------------------------------------------
Distribution and/or service
(12b-1) fees                       0.25%      1.00%      1.00%      0.00%
--------------------------------------------------------------------------
Other expenses                     0.61%      0.61%      0.61%      0.27%
--------------------------------------------------------------------------
Total annual fund operating
expenses                           1.53%      2.28%      2.28%      0.94%

----------
* Because of the higher Rule 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(1) CDC IXIS Advisers is contractually obligated to reduce its fees and absorb expenses to limit the Balanced Fund's total annual operating expenses with respect to its Class Y shares to 0.95% of the Class' average daily net assets. This undertaking is in effect through December 31, 2003. In addition, CDC IXIS Advisers waived its fees in the amount of 0.03% for Classes A, B and C during the fiscal year ended December 31, 2002. CDC IXIS Advisers is not obligated to waive fees for Classes A, B and C shares contractually. CDC IXIS Advisers will continue this waiver arrangement for Class Y shares of the Growth and Income Fund following the Acquisition until December 31, 2003.


Expense Examples
(your actual costs may be higher or lower)

The following examples help you compare the cost of investing in the Balanced Fund with the cost of investing in the Growth and Income Fund, both currently and on a pro forma basis, and also allows you to compare this with the cost of investing in other mutual funds. The examples, which are based on the net expenses shown above, use the following hypothetical conditions:

      o     $10,000 initial investment

      o     5% total return for each year

      o     Each Fund's operating expenses remain the same

      o     Assumes reinvestment of all dividends and distributions

      o     Class B shares convert to Class A shares after eight years

Although your actual costs and returns may be higher or lower, the examples show what your costs would be based on these assumptions.

                                          1 Year   3 Years    5 Years   10 Years
Balanced Fund
Class A                                    $739     $1,083     $1,450    $2,478
Class B: did not sell your shares          $749     $1,067     $1,511    $2,611
         sold all your shares at end of
         period                            $249       $767     $1,311    $2,611
Class C: did not sell your shares          $447       $859     $1,397    $2,868
         sold all your shares at end of
         period                            $347       $859     $1,397    $2,868
Class Y                                    $110       $343      $595     $1,317

Growth and Income Fund
Class A                                    $725     $1,039     $1,376    $2,325
Class B: did not sell your shares          $734     $1,021     $1,435    $2,458
         sold all your shares at end of
         period                            $234       $721     $1,235    $2,458

Class C: did not sell your shares          $432       $814     $1,323    $2,719
         sold all your shares at end of
         period                            $332       $814     $1,323    $2,719
Class Y                                     $98       $306       $531    $1,178

Growth and Income Fund
(estimated and pro forma)
Class A                                    $722      $1,031    $1,361    $2,294
Class B: did not sell your shares          $731      $1,012    $1,420    $2,427
         sold all your shares at end of
         period                            $231       $712     $1,220    $2,427
Class C: did not sell your shares          $429       $805     $1,308    $2,689
         sold all your shares at end of
         period                            $329       $805     $1,308    $2,689
Class Y                                     $96       $300      $520     $1,155

Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Expenses Examples are as follows: (1) the current contractual agreements will remain in place; (2) certain duplicate costs involved in operating the Balanced Fund are eliminated; and (3) expense ratios are based on pro forma combined average net assets for the twelve months ended December 31, 2002. Class Y expenses are based on Total Annual Fund Operating Expenses for all periods.


6. What class of shares will you receive in the Growth and Income Fund if the Acquisition occurs?

You will receive the same class of shares of the Growth and Income Fund that you currently own in the Balanced Fund. These shares will have the same exchange rights, will bear the same CDSC upon redemption, and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares. Please see Appendix A for more information on shares of the Growth and Income Fund.

7.    Will you be permitted to redeem your shares prior to the Acquisition?

You are not required to remain a shareholder of the Balanced Fund until the Acquisition. Prior to the Acquisition, you may redeem your shares or exchange your shares for shares of the same class of other CDC Nvest Funds, as described and subject to the limitations in the current prospectuses of the Balanced Fund. Please note that any redemptions will be subject to CDSCs, if applicable to your class of shares, and that both redemptions and exchanges may have negative tax consequences.

8.    What are the federal income tax consequences of the Acquisition?

The Acquisition will be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Balanced Fund, or any of its shareholders, as a result of the Acquisition. Furthermore, the aggregate federal tax basis of your Balanced Fund shares will equal the aggregate federal tax basis of your new shares in the Growth and Income Fund, and your holding period in your new shares in the Growth and Income Fund will for federal income tax purposes include the time you held the Balanced Fund shares you surrendered in the reorganization if you held your Balanced Fund shares as capital assets.

Immediately prior to the Acquisition, the Balanced Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

At any time prior to the Acquisition, a shareholder of the Balanced Fund may redeem shares therein, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

The federal income tax consequences of the Acquisition are described in more detail under "Federal Income Tax Consequences."

              THE PROPOSAL - ACQUISITION OF CDC NVEST BALANCED FUND
                       BY CDC NVEST GROWTH AND INCOME FUND

The Proposal

      You are being asked to approve an Agreement and Plan of Reorganization, pursuant to which the Growth and Income Fund will acquire the assets and assume the liabilities of the Balanced Fund in exchange for shares of the Growth and Income Fund. A form of Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Acquisition pursuant to the Agreement and Plan of Reorganization.

Principal Investment Risks

What are the principal investment risks of the Growth and Income Fund, and how do they compare with those of the Balanced Fund?

      Because both Funds invest in equity securities, they are each subject to the risks commonly associated with investing in stocks, such as the risk of losing money due to drops in a stock's value or the stock market as a whole. In addition, each Fund may invest in foreign securities, which may be more volatile than U.S. securities and carry greater political, economic and information risks. The Balanced Fund's principal risks also include the risks associated with fixed-income securities, such as credit risk, interest rate risk and liquidity risk, as well as the risks associated with mortgage- and asset-backed securities, all as more fully described in the prospectuses of the Balanced Fund.

      For more information about the principal investment risks of the Growth and Income Fund, please see Appendix A. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

      Shareholders of the Balanced Fund should note that, although the investment goal and principal investment strategies of the Balanced Fund are generally similar to those of the Growth and Income Fund, there are differences. For example, the Balanced Fund generally invests up to 35% of its assets in fixed-income securities and 65% of its assets in equity securities, whereas the Growth and Income Fund invests substantially all of its assets in common stocks. Therefore, the Growth and Income Fund is subject to the risks associated with investments in equity securities to a greater extent than the Balanced Fund. To the extent equity securities are considered to be generally riskier than investments in fixed income securities, an investment in the Growth and Income Fund may entail more risk than an investment in the Balanced Fund.

      Please see the table under Question 3 in the Questions and Answers section for more information comparing the investment goals and strategies of the Funds.

Information about the Acquisition

Terms of the Agreement and Plan of Reorganization

      If approved by the shareholders of the Balanced Fund, the Acquisition is expected to occur on or around June 27, 2003, or on such other date as the Trusts may agree, pursuant to the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Please review Appendix B. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

      o The Balanced Fund will transfer all of its assets and liabilities attributable to each class of its shares to the Growth and Income Fund in exchange for shares of the same class of the Growth and Income Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

      o The Acquisition will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern Time on June 27, 2003, or such other date and time as the parties may determine) when the assets of the Balanced Fund are valued for purposes of the Acquisition.

      o The shares of each class of the Growth and Income Fund received by the Balanced Fund will be distributed to the shareholders of the same class of the Balanced Fund pro rata in accordance with their percentage ownership of the Balanced Fund in full liquidation of the Balanced Fund.

      o After the Acquisition, the Balanced Fund will be terminated, and its affairs will be wound up in an orderly fashion.

      o The Acquisition requires approval by the Balanced Fund's shareholders and satisfaction of a number of other conditions. In addition, the Acquisition may be terminated at any time with the approval of the Trustees of Trust I and Trust II. The Acquisition does not require the approval of the shareholders of the Growth and Income Fund.

      Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust I to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition, subject to any applicable CDSC.

      All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Acquisition will be borne by CDC IXIS Advisers and not by the Funds. However, each Fund will pay all brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the Acquisition. It is currently estimated that those expenses will be borne by the Balanced Fund, and will amount to approximately $392,173. It is currently estimated that approximately $50,000 of that amount will be borne by the Balanced Fund with respect to the disposition of fixed-income securities in connection with the Acquisition. The Growth and Income Fund will bear the governmental fees incurred in connection with registering its shares to be transferred in connection with the Acquisition under federal and state securities laws. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

Shares You Will Receive

      If the Acquisition occurs, you will receive shares in the Growth and Income Fund of the same class as the shares you currently own in the Balanced Fund. The shares you receive will have the following characteristics:

      o The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Acquisition.

      o The shares you receive will bear the same sales charges and CDSCs as your current shares to the extent such charges apply. For purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Balanced Fund shares.

      o The procedures for buying and selling your shares will not change as a result of the Acquisition.

      o     You will have the same exchange options than you currently have.

      o You will have the same voting rights as you currently have, but as a shareholder of the Growth and Income Fund, a series of Trust II.

      Information concerning the capitalization of each of the Balanced Fund and the Growth and Income Fund is provided below under "Capitalization."

Reasons for the Acquisition

      The Trustees of Trust I, including all Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), have determined that the Acquisition would be in the best interests of the Balanced Fund and the Balanced Fund's shareholders, and that the interests of existing shareholders of the Balanced Fund would not be diluted as a result of the Acquisition. The Trustees (including the Independent Trustees) have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Each shareholder should carefully consider whether remaining a shareholder of the Growth and Income Fund after the Acquisition is consistent with that shareholder's financial needs and circumstances.

      In proposing the Acquisition, CDC IXIS Advisers presented to the Trustees, at a meeting held on February 28, 2003, the following reasons for the Balanced Fund to enter into the Acquisition:

      o The Acquisition is intended to permit the Balanced Fund's shareholders to exchange their investment for an investment in a larger fund with better long-term growth prospects.

      o Over the past several years, the Balanced Fund has not been able to achieve sufficient net sales to maintain long-term viability and is not expected to do so in the near future.

      o The Growth and Income Fund's expense ratio is lower than the Balanced Fund's. In addition, CDC IXIS Advisers believes that the Growth and Income Fund is better positioned to generate net sales and to increase in size, which may permit the Fund to take advantage of advisory fee "breakpoints" and to achieve economies of scale and therefore decrease its expense ratios in the future.

      o Balanced Fund shareholders will continue to enjoy the same shareholder services as shareholders of the Growth and Income Fund as they currently enjoy as Balanced Fund shareholders.

      o The Acquisition will permit Balanced Fund shareholders to keep their investment in an open-end mutual fund, without recognizing gain or loss for federal income tax purposes. By contrast, if a Balanced Fund shareholder were to redeem his or her shares to invest in another fund, such as the Growth and Income Fund, or if the Balanced Fund were to cease operating and liquidate, the transaction would likely be a taxable event for such shareholder. After the Acquisition, shareholders may redeem any or all of their Growth and Income Fund shares at net asset value at any time, at which point they would likely recognize a taxable gain or loss.

      The Trustees also considered the differences in the Funds' investment goals and investment policies and strategies. In addition, they considered that shareholders of the Balanced Fund who do not wish to become shareholders of the Growth and Income Fund could redeem their shares in the Balanced Fund in taxable transactions prior to the Acquisition.

      During their deliberations, the Trustees also considered the differences in the Funds' investment goals, policies and strategies and the related risks. In addition, the Trustees considered the Funds' performance results, which are based on the factors and assumptions set forth below under "Performance Information." No assurance can be given that the Growth and Income Fund will achieve any particular level of performance after the Acquisition.

Performance Information

      The charts below show the percentage gain or loss in each calendar year for the ten-year period ending December 31, 2002, for Class A shares of the Balanced Fund and the Growth and Income Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges. Returns would be lower if the applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not necessarily an indication of future results. Performance results include the effect of the Fund's expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

      Additional discussion of the manner of calculation of total return is contained in the Statement of Additional Information relating to the Acquisition, which is incorporated by reference in this Prospectus/Proxy Statement.

                                  Balanced Fund

-----------------------------------------------------------------------------------------------------
         1993     1994     1995     1996      1997     1998      1999      2000      2001      2002
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 30%
-----------------------------------------------------------------------------------------------------
                          26.31%
-----------------------------------------------------------------------------------------------------
 20%
-----------------------------------------------------------------------------------------------------
         14.18%                    17.12%    17.53%
-----------------------------------------------------------------------------------------------------
 10%
-----------------------------------------------------------------------------------------------------
                                                      8.18%
-----------------------------------------------------------------------------------------------------
 0%
-----------------------------------------------------------------------------------------------------
                 -2.67%                                         -3.75%    -6.42%    -9.07%
-----------------------------------------------------------------------------------------------------
-10%
-----------------------------------------------------------------------------------------------------
                                                                                              -14.62%
-----------------------------------------------------------------------------------------------------
-20%
-----------------------------------------------------------------------------------------------------

For period shown in bar chart:
Best quarter: Second Quarter 1997, up 10.14%
Worst quarter: Third Quarter 2001, down -11.42%

                             Growth and Income Fund

------------------------------------------------------------------------------------------------------
          1993     1994     1995     1996      1997     1998      1999      2000      2001      2002
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 40%
------------------------------------------------------------------------------------------------------
                           35.11%             33.43%
------------------------------------------------------------------------------------------------------
 30%
------------------------------------------------------------------------------------------------------
                                                       23.93%
------------------------------------------------------------------------------------------------------
 20%
------------------------------------------------------------------------------------------------------
                                    17.21%
------------------------------------------------------------------------------------------------------
 10%
------------------------------------------------------------------------------------------------------
          7.95%    0.99%                                         9.45%
------------------------------------------------------------------------------------------------------
 0%
------------------------------------------------------------------------------------------------------
                                                                           -7.31%
------------------------------------------------------------------------------------------------------
-10%
------------------------------------------------------------------------------------------------------
                                                                                    -14.58%
------------------------------------------------------------------------------------------------------
-20%                                                                                           -20.03%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
-30%
------------------------------------------------------------------------------------------------------

For period shown in bar chart:
Best quarter: Fourth Quarter 1998, up 19.13%
Worst quarter: Third Quarter 2002, down -16.98%

      The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods (or since inception, if shorter) ending December 31, 2002, including the maximum applicable sales charges. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages. Unlike the Funds, indices and averages are not investments and are not professionally managed. Unlike the returns of the Funds, indices do not reflect ongoing management, distribution and operating expenses. The returns of the Morningstar Large Blend Funds Average, Morningstar Domestic Hybrid Average, Lipper Large Cap Core Funds Average and Lipper Balanced Funds Average have been adjusted for these expenses, but do not reflect sales charges. You may not invest directly in indices or averages.

      After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown only for Class A shares of the Funds. After-tax returns for other classes of the Funds will vary. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Balanced Fund*

                                                                             Since        Since       Since
                                                                             Class B     Class C     Class Y
                                                                            Inception   Inception   Inception
                                            1 Year     5 Years    10 Years  (9/13/93)   (12/30/94)   (3/8/94)
-------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes               -19.50%     -6.54%     3.26%       --          --          --
    Return After Taxes on Distributions
    Return After Taxes on Distributions     -19.88%     -8.02%     1.10%
      and Sale of Fund Shares               -11.95%     -5.22%     2.09%
-------------------------------------------------------------------------------------------------------------
Class B - Return Before Taxes               -19.48%     -6.44%     --          2.29%       --          --
-------------------------------------------------------------------------------------------------------------
Class C - Return Before Taxes               -16.95%     -6.34%     --          --          2.55%       --
-------------------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes               -13.92%     -4.92%     --          --          --          3.30%
-------------------------------------------------------------------------------------------------------------
S&P/Lehman G/C Blend Index**                -10.50%      2.28%     9.05%       8.48%       9.73%       9.27%
-------------------------------------------------------------------------------------------------------------
Morningstar Domestic Hybrid Average**        -9.67%      1.49%     7.04%       5.43%       7.72%       7.19%
-------------------------------------------------------------------------------------------------------------
Lipper Balanced Funds Average**             -11.71%      1.37%     7.19%       6.74%       7.88%       7.30%

----------
* The Balanced Fund's returns are compared to those of a blend of the S&P 500 Index and the Lehman Government/Credit Bond Index ("S&P/Lehman G/C Blend Index"). This index represents a 65% weighting in the S&P 500 Index and a 35% weighting in the Lehman Government/Credit Bond Index. The Fund's returns are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Domestic Hybrid and Lipper Balanced Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund.

** The returns of the Index and the Averages do not reflect the effect of taxes. The since-inception returns of each Index and Average are calculated from 9/30/93 for Class B shares, 12/31/94 for Class C shares and 3/31/94 for Class Y shares. Class A shares commenced operations 11/27/68.

Growth and Income Fund*

                                                                              Since       Since      Since
                                                                              Class B    Class C    Class Y
                                                                             Inception  Inception  Inception
                                            1 Year     5 Years   10 Years    (9/13/93)   (5/1/95)  (11/18/98)
-------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes               -24.64%     -4.15%     6.43%       --           --           --
    Return After Taxes on Distributions
    Return After Taxes on Distributions     -24.64%     -5.89%     3.57%
      and Sale of Fund Shares               -15.13%     -3.41%     4.45%
-------------------------------------------------------------------------------------------------------------
Class B - Return Before Taxes               -24.63%     -4.00%     --          6.09%       --           --
-------------------------------------------------------------------------------------------------------------
Class C - Return Before Taxes               -22.23%     -3.93%     --          --          5.58%        --
-------------------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes               -19.61%      --        --          --          --          -6.36%
-------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index**                  -15.52%      1.16%    10.80%       9.71%       9.91%       -1.32%
------------------------------------------------------------------------------------ ------------ -----------
S&P 500 Index**                             -22.10%     -0.59%     9.34%       9.26%       8.87%       -5.88%
------------------------------------------------------------------------------------ ------------ -----------
Morningstar Large Blend Average**           -22.02%     -1.47%     7.85%       7.45%       6.82%       -4.61%
------------------------------------------------------------------------------------ ------------ -----------
Lipper Large Cap Core Funds Average**       -23.49%     -1.90%     7.55%       7.71%       6.50%       -5.92%

----------
* The Growth and Income Fund's returns are compared to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 3000 Index selected for their greater value concentration. The Russell 1000 Value Index replaced the S&P 500 Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest. The Fund's returns are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large Blend and Lipper Large Cap Core Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund.

** The returns of the Indices and the Averages do not reflect the effect of taxes. The since-inception returns of each Index and Average are calculated from 9/30/93 for Class B shares, 5/31/95 for Class C shares and 11/30/98 for Class Y shares. Class A shares commenced operations 5/6/31.

The Growth and Income Fund's subadviser changed on July 1, 2002. The Balanced Fund's subadviser has changed several times in the periods shown above. The Funds' performance results may have differed if their current advisory arrangements had been in place during the periods shown.

Federal Income Tax Consequences

      The Acquisition is intended to be a tax-free reorganization for U.S. federal income tax purposes. As a condition to the Acquisition, Ropes & Gray will deliver to the Balanced Fund and the Growth and Income Fund an opinion, to the effect that, on the basis of existing law under specified sections of the Code, while not entirely free from doubt, for federal income tax purposes:

      o the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Balanced Fund and the Growth and Income Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

      o under Section 361 of the Code, no gain or loss will be recognized by the Balanced Fund upon the transfer of its assets to the Growth and Income Fund in exchange for Growth and Income Fund shares and the assumption by the Growth and Income Fund of the Balanced Fund's liabilities, or upon the distribution of the

            Growth and Income Fund shares by the Balanced Fund to its shareholders in liquidation;

      o under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Balanced Fund on the distribution of Growth and Income Fund shares to them in exchange for their shares of the Balanced Fund;

      o under Section 358 of the Code, the aggregate tax basis of the Growth and Income Fund shares received by the Balanced Fund shareholders in connection with the Acquisition will be the same as the aggregate tax basis of the Balanced Fund shares exchanged therefor;

      o under Section 1223(1) of the Code, the holding period for the Growth and Income Fund shares received will include the holding period for the Balanced Fund shares exchanged for the Growth and Income Fund shares, provided that the shareholder held the Balanced Fund shares as a capital asset;

      o under Section 1032 of the Code, no gain or loss will be recognized by the Growth and Income Fund upon receipt of the assets transferred to the Growth and Income Fund pursuant to the Agreement and Plan of Reorganization in exchange for shares of the Growth and Income Fund and the assumption by the Growth and Income Fund of the liabilities of the Balanced Fund;

      o under Section 362(b) of the Code, the Growth and Income Fund's tax basis in the assets that the Growth and Income Fund receives from the Balanced Fund will be the same as the Balanced Fund's tax basis in such assets immediately prior to the transfer;

      o under Section 1223(2) of the Code, the Growth and Income Fund's holding period in such assets will include the Balanced Fund's holding period in such assets; and

      o the Growth and Income Fund will succeed to and take into account the items of the Balanced Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

      The opinion will be based on certain factual certifications made by officers of Trust I and Trust II, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

      Prior to the closing of the Acquisition, the Balanced Fund will distribute to its shareholders all of its investment company taxable income, if any, and net realized capital gains, if any, that have not previously been distributed to shareholders. It is currently expected that the total amount of the investment company taxable income from the Balanced Fund will be $420,000 and that there will be no net realized capital gains distributions from the Balanced Fund. Such distributions will generally be taxable for U.S. federal income tax purposes to the shareholders of the Balanced Fund.

      It is anticipated that a portion of the assets of the Balanced Fund may be sold in connection with the Acquisition, either before or after the Acquisition. Capital gain or loss will be recognized on a sale of assets in connection with the Acquisition equal to the difference between the amount realized on the sale of assets and the tax basis in the assets. Any net capital gains recognized prior to the Acquisition will, after reduction by any available capital loss carryforwards of the Balanced Fund be distributed to the Balanced Fund's shareholders prior to the Acquisition. Any net capital gains recognized from such sales after the Acquisition will, after reduction by any available capital loss carryforwards of the Growth and Income Fund, be distributed to the Growth and Income Fund's shareholders after the Acquisition.

      This description of the federal income tax consequences of the Acquisition does not take into account each shareholder's particular facts and circumstances. Shareholders should consult their own tax advisors as to the specific individual consequences of the Acquisition, including the applicability and effect of state, local, foreign, and other tax laws.

Declarations of Trust

      The Balanced Fund is governed by the Amended and Restated Agreement and Declaration of Trust of CDC Nvest Funds Trust I (as amended, the "Trust I Declaration of Trust"). The Growth and Income Fund is governed by the Amended and Restated Agreement and Declaration of Trust of CDC Nvest Funds Trust II (as amended, the "Trust II Declaration of Trust" and, together with the Trust I Declaration of Trust, the "Declarations of Trust"). The Declarations of Trust are nearly identical to each other, and therefore the Funds are governed by identical provisions relating to the powers and liabilities of shares of the Trusts, shareholder voting requirements generally, and indemnification of the officers and Trustees of the Trusts. Additional information about the Declarations of Trust is provided below.

      Powers and Liabilities Relating to Shares. The Declarations of Trust permit the Trustees, without shareholder approval, to divide shares of each respective trust into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. At the time of the Acquisition, the Growth and Income Fund's shares will be divided into four classes: Class A, Class B, Class C and Class Y.

      The Declarations of Trust limit personal liability of any shareholder to any sum of money or assessment the shareholder may at any time personally agree to pay and provide that any current or former shareholder will be indemnified out of the assets of the respective trust for any liability arising out of his or her being or having been a shareholder.

      Shareholder Voting Requirements--Generally. The Declarations of Trust require a separate vote of the series or class if any issue on which shareholders are entitled to vote would adversely affect the rights of any series or class of shares and provide as a general matter that there will be a separate vote by each series unless otherwise required by law. The provisions regarding separate voting by series or class do not apply (i) if the Investment Company Act of 1940 requires all shares to be voted as a class or (ii) if the matter affects only the interests of some but not all of the series or classes, then only the affected shareholders will have the right to vote on the matter.

      The Declarations of Trust give shareholders the power to vote: (i) on the election of Trustees, (ii) on certain amendments to the Declarations of Trust,
(iii) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a claim should be brought derivatively or as a class action, (iv) with respect to termination of the trust or any series or class as provided, (v) to remove Trustees in certain cases, and (vi) on additional matters that may be required by the Declarations of Trust, by-laws, applicable law, or as the trustees may consider necessary or desirable.

      In general, a majority of voting interests voted shall decide any question and a plurality shall elect a Trustee. There is no cumulative voting for the election of Trustees. A vote of two thirds of the voting interests of the trust is required to remove a Trustee. If an action adversely affects the rights of a series or class, the vote of a majority of the shares of such series or class which are entitled to vote shall also be required to decide such question. Action may be taken by written consent of the shareholders and treated for all purposes as a vote taken at a meeting of the shareholders.

      The Declarations of Trust require a vote of 66 2/3% of the shares of each series entitled to vote or written notice by the Trustees to terminate the trust.

      The Declarations of Trust may be amended by a vote of a majority of shareholders entitled to vote and a majority of the Trustees, except that certain enumerated actions and minor changes, such as changing the name of the trust, correcting or supplementing any defective provision and the like, may be taken without a shareholder vote.

      Shareholder Voting Requirements--Merger and Consolidation. The Declarations of Trust provide that the Trustees may cause the trust to be merged into or consolidated with another entity, or the shares of the trust to be exchanged, if such merger or consolidation or share exchange has been authorized by a vote of the majority of the outstanding voting shares of the trust.

      Trustees and Officers. The Trusts have the same Trustees and officers. Information on the Trustees and officers of the Trusts is included in the Statement of Additional Information relating to the Acquisition.

      Governing Law. The Declarations of Trust are governed by Massachusetts law.

Dividends and Distributions

      The Funds generally distribute most or all of their net income and net capital gains at least annually. The Growth and Income Fund distributes its net income annually, whereas the Balanced Fund distributes its net income quarterly. The Growth and Income Fund and the Balanced Fund both distribute all their respective net realized capital gains annually, after applying any available loss carryovers. After the Acquisition, the Growth and Income Fund expects to continue its existing distribution schedule, but the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Capitalization

      The following table shows on an unaudited basis the capitalization of each of the Funds as of February 28, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Balanced Fund by the Growth and Income Fund at net asset value as of that date:

                                                                            Growth and
                                                                            Income Fund
                                              Growth and      Pro Forma      Pro Forma
                              Balanced Fund   Income Fund    Adjustments     Combined*
                              -------------   -----------    ------------   -----------

Class A
Net asset value                 $52,837,961   $120,013,657        --       $172,851,618
Shares outstanding                6,654,880     13,485,733    (717,567)      19,423,046
Net asset value per share             $7.94          $8.90        --              $8.90

Class B
Net asset value                 $14,663,575    $64,365,703        --        $79,029,278
Shares outstanding                1,844,454      7,561,217    (121,883)       9,283,788
Net asset value per share             $7.95          $8.51        --              $8.51

Class C
Net asset value                  $1,015,763     $6,167,439        --         $7,183,202
Shares outstanding                  128,332        725,468     (8,849)          844,951
Net asset value per share             $7.92          $8.50        --              $8.50

Class Y
Net asset value                 $27,023,382    $10,019,221        --        $37,042,603
Shares outstanding                3,420,768      1,097,248    (461,321)       4,056,695
Net asset value per share             $7.90          $9.13        --              $9.13

---------
* Assumes the Acquisition was consummated on February 28, 2003, and is for information purposes only. No assurance can be given as to how many shares of the Growth and Income Fund will be received by the shareholders of the Balanced Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Growth and Income Fund that actually will be received on or after such date.

THE TRUSTEES OF TRUST I UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Required Vote for the Proposal

      Approval of the Agreement and Plan of Reorganization among Trust I, on behalf of the Balanced Fund, Trust II, on behalf of the Growth and Income Fund, and CDC IXIS Advisers, will require the affirmative vote of a majority of the outstanding shares of the Balanced Fund. A vote of the shareholders of the Growth and Income Fund is not needed to approve the Acquisition.

      If the Proposal is not approved by shareholders of the Balanced Fund, or if for any other reason the Acquisition is not consummated, the Trustees may take such further action as they deem to be in the best interests of the Fund.

               INFORMATION REGARDING VOTING AND CONDUCT OF MEETING

Voting Information

      The Trustees of Trust I are soliciting proxies from the shareholders of the Balanced Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on June 17, 2003 at the offices of CDC IXIS Advisers, 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about April 30, 2003.

Information About Proxies and the Conduct of the Meeting

      Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Balanced Fund or by employees or agents of CDC IXIS Advisers and its affiliated companies. In addition, Alamo Direct has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $5,000, which will be borne by CDC IXIS Advisers.

      Voting Process. You can vote in any one of the following four ways:

      o By Internet - Use the Internet to vote by visiting https://vote.proxy-direct.com.

      o By telephone - Use a touch-tone telephone to call toll-free 866-241-6192 which is available 24 hours a day.

      o     By mail - Complete and return the enclosed proxy card.

      o     In person - Vote your shares in person at the Meeting.

      Shareholders who owned Balanced Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders of the Balanced Fund are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

      Costs of Solicitation. None of the costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition, will be borne by the Balanced Fund or the Growth and Income Fund. CDC IXIS Advisers and/or its affiliates shall bear all such costs, even in the event that the Acquisition is not approved by the shareholders of the Balanced Fund or the Acquisition does not close for any reason.

      Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in any one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of Trust I, (ii) by properly executing a later-dated proxy or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

      Votes cast in person or by proxy at the Meeting will be counted by persons appointed as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of the Balanced Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Balanced Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

      If the Proposal is not approved by shareholders of the Balanced Fund, or if for any other reason the Acquisition is not consummated, the Trustees of Trust I may take such further action as they deem to be in the best interests of the Fund.

      Adjournments; Other Business. If the Balanced Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Balanced Fund that are present in person or by proxy, whether or not a quorum is present, when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

      The Meeting has been called to transact any business that properly comes before it. The only business that management of the Balanced Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Trust I has previously received written contrary instructions from the shareholder entitled to vote the shares.

                                OTHER INFORMATION

      Entering into New Subadvisory Agreements. As described in greater detail in Appendix A, the Growth and Income Fund's investment decisions are made by its subadviser. The Growth and Income Fund has received an exemptive order from the SEC that permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes. The Growth and Income Fund will not rely on this exemptive relief until it receives shareholder approval to do so.

      Portfolio Trades. In placing portfolio trades, the Growth and Income Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Advisers, its parent company or the subadviser. In placing trades, the subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Additional information about the subadviser's portfolio trading and brokerage practices is included in Appendix A to the Statement of Additional Information relating to the Acquisition.

      Interests of Certain Persons in the Acquisition. CDC IXIS Asset Management North America, L.P. ("CDC NA"), the parent of CDC IXIS Advisers, is, in the long-term, expected to incur lower expenses as a result of the Acquisition, and therefore may be considered to have an interest in the transaction. Because Mr. Peter S. Voss and Mr. John T. Hailer, Trustees of Trust I, are officers of CDC NA or its affiliates, they may also be considered to have an interest in the transaction.

      Address of the Adviser, Subadvisers, Underwriter and Administrator. The address of CDC IXIS Advisers, CDC IXIS Asset Management Distributors, L.P. (the principal underwriter of the Funds) and CDC IXIS Asset Management Services, Inc. (a subsidiary of CDC NA and the Funds' transfer agent, dividend disbursement agent and administrator) is 399 Boylston Street, Boston, Massachusetts 02116.

      For information on the subadviser of the Growth and Income Fund, please see Appendix A. Information relating to the subadvisers of the Balanced Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's prospectuses.

      Outstanding Shares and Significant Shareholders. Appendix C to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 11, 2003 for each class of the Balanced Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of Trust I and their shareholdings in the Balanced Fund and about the executive officers and Trustees of Trust II and their shareholdings in the Growth and Income Fund.

      Other Financial and Performance Information. Financial highlights for the Growth and Income Fund are included in Appendix D to this Prospectus/Proxy Statement. Information and commentary about the recent performance of the Growth and Income Fund is included in

Appendix E to this Prospectus/Proxy Statement. Other financial information for the Balanced Fund, as well as information and commentary about the recent performance of the Balanced Fund, are incorporated by reference from the Balanced Fund's Annual Report to Shareholders for the period ending December 31, 2002. The Funds' Annual Reports (which also include the report of independent accountants of both the Balanced Fund and the Growth and Income Fund), are available free of charge at the address and telephone number set forth on the first page of this Prospectus/Proxy Statement.

      Shareholder Proposals at Future Meetings. Trust I and Trust II do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds or the Trusts must be received by the relevant Fund or Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

      Contents of the Appendices.

      o Appendix A - Information relating to the Growth and Income Fund, including information with respect to its investment goal, principal investment strategies and risks, procedures for buying, selling and exchanging shares, the pricing of shares, dividends and distributions and certain tax matters.

      o Appendix B - Form of Agreement and Plan of Reorganization relating to the Acquisition.

      o Appendix C - Information regarding the ownership of the Balanced Fund and the Growth and Income Fund.

      o     Appendix D - Financial highlights for the Growth and Income Fund.

      o Appendix E - Management's discussion of Fund performance as of December 31, 2002 for the Growth and Income Fund.

      Other Information About the Funds. Additional information about the Balanced Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Classes A, B and C Prospectus dated May 1, 2002, as revised on July 1, 2002, as supplemented on September 10, 2002, September 16, 2002, December 27, 2002, February 25, 2003, March 13, 2003 and March 19, 2003, Class Y Prospectus dated May 1, 2002, as revised on July 1, 2002, as supplemented on September 16, 2002, December 27, 2002, February 25, 2003, March 13, 2003 and March 19, 2003, Statement of Additional Information - Part I, dated May 1, 2002, as revised on November 1, 2002, and Statement of Additional Information- Part II, dated May 1, 2002, as supplemented September 1, 2002 and September 16, 2002, each as further amended or supplemented, which are available free of charge by calling 800-225-5478.

                                                                      Appendix A

                        CDC NVEST GROWTH AND INCOME FUND

                     INVESTMENT GOALS, STRATEGIES AND RISKS

Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks of large and mid-capitalization companies in any industry.

Harris Associates, the Fund's subadviser, uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

      o Invest in foreign securities traded in U.S. markets (through ADRs or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

      o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

      o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

                                 MORE ABOUT RISK

      The Growth and Income Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which the Growth and Income Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g. lending) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or if the Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably based upon change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and lack of public information and trading history.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures and Swap Contracts Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rate. These types of transactions will be used primarily for hedging purposes.

Political Risk The risk of losses directly attributable to government or political actions.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than it can sell them for.

                    MANAGEMENT OF THE GROWTH AND INCOME FUND

Adviser - CDC IXIS Advisers

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Growth and Income Fund. CDC IXIS Advisers is a subsidiary of CDC NA, which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC NA has 11 affiliated asset management firms, which collectively had $124 billion in assets under management at December 24, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates and monitors the subadvisory services provided to the Fund. It also provides general business management and administration to the Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Fund. The Fund's subadviser makes the investment decisions for the Fund.

Subadviser - Harris Associates

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Growth and Income Fund. Harris Associates, a subsidiary of CDC NA, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Portfolio Managers

Robert M. Levy serves as portfolio manager to the Growth and Income Fund. Mr. Levy is Chairman, President and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Edward S. Loeb serves as portfolio manager to the Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Michael J. Mangan serves as portfolio manager to the Growth and Income Fund. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. to joining Harris Associates, Mr. Mangan was a Portfolio Manager with Stein Roe & Farnham from 1988 to 1997.

Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

                             CHOOSING A SHARE CLASS

The Growth and Income Fund offers Classes A, B, C and Y shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

      o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

      o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

      o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

      o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

      o     You pay higher annual expenses than Class A shares.

      o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges Are Calculated."

      o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

      o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class C Shares

      o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

      o     You pay higher annual expenses than Class A shares.

      o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

      o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

      o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class Y Shares

Class Y shares may be purchased by mutual funds, endowments, foundations, bank trust departments or trust companies with a minimum initial investment of $1 million. The minimum subsequent investment for such entities is $10,000.

      o You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

      o You pay lower annual expenses than Classes A, B and C shares, giving you the potential for higher returns per share.

There is no initial or subsequent investment minimum for:

      o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

      o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

      o Separate Accounts of New England Financial, MetLife or their affiliates.

      o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or CDC IXIS Asset Management Distributors L.P. ("CDC IXIS Distributors"). Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

      o Former shareholders of the Jurika & Voyles Balanced Fund who received Class Y shares in the of the Balanced Fund in the reorganization of their Fund after the Acquisition, will be permitted to purchase Class Y shares of the Growth and Income Fund.

      o Certain individual retirement accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

      o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

      o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and should contact such parties regarding information about such fees.

                        HOW SALES CHARGES ARE CALCULATED

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

                                          Class A Sales Charges
Your Investment                      As a % of            As a % of your
                                   offering price           investment
Less than $50,000                      5.75%                   6.10%
$50,000 - $ 99,999                     4.50%                   4.71%
$100,000 - $249,999                    3.50%                   3.63%
$250,000 - $499,999                    2.50%                   2.56%
$500,000 - $999,999                    2.00%                   2.04%
$1,000,000 or more*                    0.00%                   0.00%

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. For purposes of calculating the CDSC of the Growth and Income Fund shares acquired in the Acquisition, such shares will be treated as having been purchased as of the date your corresponding Balanced Fund shares were purchased. The CDSC equals the following percentages of the dollar amounts subject to the charge:

                    Class B Contingent Deferred Sales Charges
           Years Since Purchase              CDSC on Shares Being Sold
                   1st                                 5.00%
                   2nd                                 4.00%
                   3rd                                 3.00%
                   4th                                 3.00%
                   5th                                 2.00%
                   6th                                 1.00%
                thereafter                             0.00%

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

                    Class C Contingent Deferred Sales Charges
           Years Since Purchase              CDSC on Shares Being Sold
                   1st                                 1.00%
                thereafter                             0.00%

Accounts established in other CDC Nvest Funds prior to December 1, 2000 will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

Class Y Shares

Class Y Shares are not subject to any front-end sales charge or CDSC.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when your redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

      A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of the Fund into shares of CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (each a "Money Market Fund" and, together the "Money Market Funds"), the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

                    WAYS TO REDUCE OR ELIMINATE SALES CHARGES

Class A Shares

      Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares utilizing the chart under "How Sales Charges Are Calculated," including:

o Letter of Intent - allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts - allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to CDC IXIS Distributors.

These privileges do not apply to SIMPLE IRAs, or to the Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Class A or C Shares

      Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the CDC IXIS Distributors;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

      Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Fund (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the CDC IXIS Distributors will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

      Eliminating The CDSC

As long as CDC IXIS Distributors is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information ("SAI") for details.

                      BUYING, SELLING AND EXCHANGING SHARES

Buying Shares

                                 Opening an Account                       Adding to an Account

Through Your Investment Dealer

                        o     Call your investment dealer         o     Call your investment dealer
                              for information.                          for information.

By Mail

                        o     Make out a check in U.S.            o     Make out a check in U.S.
                              dollars for the investment                dollars for the investment
                              amount, payable to "CDC Nvest             amount, payable to "CDC Nvest
                              Funds." Third party checks and            Funds." Third party checks and
                              "starter" checks will not be              "starter" checks will not be
                              accepted.                                 accepted.

                        o     Mail the check with your            o     Fill out the investment slip
                              completed application to                  from an account statement or a
                              CDC Nvest Funds, P.O.                     letter specifying the Fund
                              Box 8551, Boston, MA 02266-8551(1)        name, your class of shares,
                                                                        your account number and the
                                                                        registered account name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for     o     Call your investment dealer or
                              the Fund into which you are               CDC Nvest Funds at 800-225-5478
                              exchanging by calling your                or visit www.cdcnvestfunds.com*
                              investment dealer or CDC Nvest            to request an exchange.
                              Funds at 800-225-5478.

                        o     Call your investment dealer or
                              CDC Nvest Funds or visit
                              www.cdcnvestfunds.com* to request
                              an exchange.

By Wire

                        o     Call CDC Nvest Funds at             o     Visit www.cdcnvestfunds.com* to
                              800-225-5478 to obtain an                 add shares to your account by
                              account number and wire                   wire.
                              transfer instructions. Your
                              bank may charge you for such a
                              transfer.

                                                                  o     Instruct your bank to transfer
                                                                        funds to State Street Bank &
                                                                        Trust Company, ABA# 011000028,
                                                                        DDA# 99011538.

                                                                  o     Specify the Fund name, your
                                                                        class of shares, your account
                                                                        number and the registered
                                                                        account name(s). Your bank may
                                                                        charge you for such a transfer.

Through Automated Clearing House ("ACH")

                        o     Ask your bank or credit union       o     Call CDC Nvest Funds at
                              whether it is a member of the             800-225-5478 or visit
                              ACH system.                               www.cdcnvestfunds.com* to add
                                                                        shares to your account through
                                                                        ACH.

                        o     Complete the "Bank Information"     o     If you have not signed up for
                              section on your account                   the ACH system, please call CDC
                              application.                              Nvest Funds or visit
                                                                        www.cdcnvestfunds.com* for a
                                                                        Service Options Form.

                        o     Mail your completed application
                              to CDC Nvest Funds, P.O. Box
                              8551, Boston, MA 02266-8551.(1)

Automatic Investing Through Investment Builder (Classes A, B and C Shares Only)

                        o     Indicate on your application        o     Please call CDC Nvest Funds at
                              that you would like to begin an           800-225-5478 or visit
                              automatic investment plan                 www.cdcnvestfunds.com* for a
                              through Investment Builder and            Service Options Form. A
                              the amount of the monthly                 signature guarantee may be
                              investment ($25 minimum).                 required top add this
                                                                        privilege.

                        o     Include a check marked "Void"       o     See the section entitled
                              or a deposit slip from your               "Additional Investor Service"
                              bank account.                             below.

(1) Effective June 2, 2003, the address is P.O. Box 219579, Kansas City, MO 64121-9579.

*     Classes A, B and C Shares only

Selling Shares
                                          To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o     Call your investment dealer for information.

By Mail

                        o Write a letter to request a redemption specifying the name of your Fund, your class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                        o The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

                        o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 8551, Boston, MA 02266-8551 or by registered, express or certified mail to CDC Nvest Funds, 66 Brooks Drive, Braintree, MA 02184. Effective June 2, 2003, mail your request by regular mail to CDC Nvest Funds, P.O. Box 215579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 390 West 9th Street, Kansas City, MO 64105-1514.

                        o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.

                        o     Call CDC Nvest Funds or visit
                              www.cdcnvestfunds.com* to request an exchange.

By Wire

                        o Fill out the "Bank Information" section on your account application.

                        o Call CDC Nvest Funds at 800-225-5478, visit www.cdcnvestfunds.com* or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                        o Proceeds will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge a fee to receive the wire.

Through Automated Clearing House

                        o Ask your bank or credit union whether it is a member of the ACH system.

                        o Complete the "Bank Information" section on your account application.

                        o If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com* for a Service Options Form.

                        o     Call CDC Nvest Funds or visit
                              www.cdcnvestfunds.com* to request an ACH redemption.

                        o Proceeds will generally arrive at your bank within three business days.

By Telephone

                        o Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

By Systematic Withdrawal Plan (Classes A, B and C Shares Only)

                        o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.

                        o Because withdrawal payments may have tax consequences, you should consult your tax advisor before establishing such a plan.

* Classes A, B and C Shares only

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

      o     your address of record has been changed within the past 30 days;

      o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

      o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

      o the proceeds are sent by check, wire or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

      o     a financial representative or securities dealer;

      o     a federal savings bank, cooperative, or other type of bank;

      o     a savings and loan or other thrift institution;

      o     a credit union; or

      o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                            Requirements for Written Requests
---------------------                            ---------------------------------

Qualified retirement benefit plans (except       o    The request must include the signatures of all those
CDC Nvest Funds prototype documents)                  authorized to sign, including title.
                                                 o    Signature guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts                   o    Additional documentation and distribution forms may be
                                                      required.
------------------------------------------------------------------------------------------------------------
Individual, join, sole proprietorship,           o    The request must include the signatures of all persons
UGMA/UTMA (minor accounts)                            authorized to sign, including title, if applicable.
                                                 o    Signature guarantee, of applicable (see above).
                                                 o    Additional documentation may be required.
------------------------------------------------------------------------------------------------------------
Corporate or association accounts                o    The request must include the signatures of all persons
                                                      authorized to sign, including title.
------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts             o    The request must include the signatures of all
                                                      trustees authorized to sign, including title.
                                                 o    If the names of the trustees are not registered on the
                                                      account, please provide a copy of the trust document
                                                      certified within the past 60 days.
                                                 o    Signature guarantee, of applicable (see above).
------------------------------------------------------------------------------------------------------------
Joint tenancy whose co-tenants are deceased      o    The request must include the signatures of all
                                                      surviving tenants of the account.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                 o    Copy of the death certificate.
                                                 o    Signature guarantee if proceeds check is issued to
                                                      other than the surviving tenants.
------------------------------------------------------------------------------------------------------------
Power of Attorney (POA)                          o    The request must include the signatures of the
                                                      attorney-in-fact, indicating such title.
                                                 o    A signature guarantee.
                                                 o    Certified copy of the POA document stating that it
                                                      is still in full force and effect, specifying the
                                                      exact Fund and account number, and certified within
                                                      30 days of receipt of instructions.*
------------------------------------------------------------------------------------------------------------
Executors of estates, administrators,            o    The request must include the signatures of all those
guardians, conservators                               authorized to sign, including capacity.
                                                 o    A signature guarantee.
                                                 o    Certified copy of court document where signer
                                                      derives authority, i.e., Letters of Administration,
                                                      Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Exchanging Shares

In general, you may exchange shares of the Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). You may also exchange Class Y shares of the Fund for Class Y shares of any other CDC Nvest Fund which offers Class Y shares or for Class A shares of a Money Market Fund. Former shareholders of the Jurika & Voyles Balanced Fund who received Class Y shares of the Balanced Fund in the reorganization of their Fund may also exchange their shares (load free) for Class A shares of any CDC Nvest Fund that does not offer Class Y shares, and will continue to be able to do so after the transaction. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares of any CDC Nvest Fund. The exchange of Classes A, B and C Shares must be for at least the minimum value of shares required to open an account in the Fund being exchanged for (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Fund does not anticipate doing so, it reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and CDC IXIS Distributors reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Fund and CDC IXIS Distributors reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if:
(i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling:

Restriction                                     Situation
-----------                                     ---------

The Fund may suspend the right of               o     When the New York Stock Exchange
redemption or postpone payment for                    (the "Exchange") is closed (other
more than 7 days:                                     than a weekend/holiday)

                                                o     During an emergency

                                                o     Any other period permitted by the
                                                      SEC
----------------------------------------        ----------------------------------------
The Fund reserves the right to suspend          o     With a notice of a dispute between
account services or refuse transaction                registered owners
requests:
                                                o     With suspicion/evidence of a
                                                      fraudulent act
----------------------------------------        ----------------------------------------
The Fund may pay the redemption price           o     When it is detrimental for the
in whole or in part by a distribution                 Fund to make cash payments as
in kind of readily marketable                         determined in the sole discretion
securities in lieu of cash or may take                of the adviser or subadviser
up to 7 days to pay a redemption
request in order to raise capital:
----------------------------------------        ----------------------------------------
The Fund may withhold redemption                o     When redemptions are made within
proceeds until the check or funds have                10 calendar days of purchase by
cleared:                                              check or ACH of the shares being
                                                      redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Small Account Policy

The Fund assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Fund expects to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

                           HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value   =   Total market value of securities + Cash and other assets - Liabilities
                      ----------------------------------------------------------------------
                                             Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, Fund shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

o Requests received by CDC IXIS Distributors after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by CDC IXIS Distributors from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

----------
* Under limited circumstances, CDC IXIS Distributors may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to CDC IXIS Distributors or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities -- market price or as provided by a pricing service if market price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange but before the Fund determines its net asset value will materially affect its value. In that case, it is given fair value as determined by or pursuant to the procedures approved by the Board of Trustees.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

All other securities -- fair market value as determined by Fund's adviser or subadviser pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Fund's Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

                           DIVIDENDS AND DISTRIBUTIONS

The Growth and Income Fund generally distributes most or all of its net investment income (other than long-term capital gains) annually in the form of dividends. The Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the Fund at net asset value, unless you select one of the following alternatives:

o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services" below. (Classes A, B and C Shares only).

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of shares of another CDC Nvest Fund.

o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

                                TAX CONSEQUENCES

The Growth and Income Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from short-term capital gains (i.e., gains from investments that the Fund held one year or less) or from investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you generally are taxable whether you received them in cash or reinvest them in additional shares. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect the shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisors about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or a CDC Nvest Money Market Fund) is a taxable event and may result in the recognition of a gain or loss for U.S. federal income tax purposes. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be generally taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

                       COMPENSATION TO SECURITIES DEALERS

As part of its business strategy, the Fund pays securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Classes A, B and C shares of the Fund each pay an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. CDC IXIS Distributors retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares. Class Y shares do not pay any 12b-1 fees.

CDC IXIS Distributors may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by CDC IXIS Distributors relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

                          ADDITIONAL INVESTOR SERVICES
                        (Classes A, B and C Shares only)

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or a Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or a Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. See the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478 and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents; and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

----------
* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

                                                                      Appendix B

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

      This Agreement and Plan of Reorganization (the "Agreement") is made as of [__], 2003, by and between CDC Nvest Balanced Fund (the "Acquired Fund"), a series of CDC Nvest Funds Trust I, a Massachusetts business trust ("Trust I"), and CDC Nvest Growth and Income Fund (the "Acquiring Fund"), a series of CDC Nvest Funds Trust II, a Massachusetts business trust ("Trust II").

                             PLAN OF REORGANIZATION

      (a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional Class A, B, C and Y shares of beneficial interest of the Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "Code").

      (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to its shareholders of record as of the Exchange Date, each shareholder being entitled to receive that proportion of Merger Shares of each class (consisting in the case of each shareholder of Merger Shares of the same designated class (Class A, B, C or Y) as the shares of the Acquired Fund which that shareholder holds) which the number of shares of that class of the Acquired Fund held by such shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

      (c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of Trust I, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

                                    AGREEMENT

      Trust II, on behalf of the Acquiring Fund, and Trust I, on behalf of the Acquired Fund, agree as follows:

      1. Representations, Warranties and Agreements of the Acquiring Fund.
Trust II, and not the individual Trustees and officers thereof, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund that:

            a. The Acquiring Fund is a series of shares of Trust II, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Trust II is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Trust II. Each of Trust II and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

            b. Trust II is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

            c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended December 31, 2002, have been furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

            d. Since December 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (d), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

            e. Trust II is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust II is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

            f. The prospectuses and statement of additional information of the Acquiring Fund, each dated May 1, 2002, and each as from time to time amended or supplemented

      (collectively, the "Acquiring Fund Prospectus"), previously furnished to the Acquired Fund, (i) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and (ii) did not as of such date and do not contain, with respect to Trust II or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            g. There are no material legal, administrative or other proceedings pending or, to the knowledge of Trust II or the Acquiring Fund, threatened against Trust II or the Acquiring Fund, which assert liability on the part of Trust II or the Acquiring Fund. Neither Trust II nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            h. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of December 31, 2002, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2002, whether or not incurred in the ordinary course of business.

            i. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of Trust II, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

            j. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

            k. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section l(r) herein) or the Acquiring Fund Prospectus.

            l. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

            m. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

            n. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

            o. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, B, C and Y shares of beneficial interest in the Acquiring Fund and will be fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

            p. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the Acquiring Fund Prospectus and the Registration Statement.

            q. The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus and the Registration Statement.

            r. The registration statement on Form N-14 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Trust II on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7 herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange

      Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by Trust II, and the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subparagraph (r) shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

            2. Representations, Warranties and Agreements of the Acquired Fund. Trust I, and not the individual Trustees and officers thereof, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund that:

            a. The Acquired Fund is a series of shares of Trust I, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. Trust I is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Trust I. Each of Trust I and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

            b. Trust I is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

            c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended December 31, 2002, has been furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

            d. Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subsection (d) and of Section 9(a) of this Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

            e. Trust I is not in violation in any material respect of any provision of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

            f. The prospectuses and the statement of additional information of the Acquired Fund, each dated May 1, 2002, and each as from time to time amended or supplemented (the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund (i) conform in all material respects to the applicable requirements of the 1933 Act and (ii) did not contain as of such date and do not contain, with respect to Trust I and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            g. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus.

            h. At the Exchange Date, Trust I, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed in writing to the Acquiring Fund.

            i. There are no material legal, administrative or other proceedings pending or, to the knowledge of Trust I or the Acquired Fund, threatened against Trust I or the Acquired Fund, which assert liability on the part of Trust I or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            j. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in Acquired Fund Prospectus, the registration statement on Form N-1A of the Acquired Fund (the "Acquired Fund Registration Statement") or the Acquired Fund Proxy Statement.

            k. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown on the Acquired Fund's statement of assets and liabilities as of December 31, 2002, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2002, whether or not incurred in the ordinary course of business.

            l. As of the Exchange Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of Trust I's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

            m. Trust I has and, at the Exchange Date, Trust I, on behalf of the Acquired Fund, will have, full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2002, referred to in
      Section 2(c) hereof, as modified by such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

            n. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

            o. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

            p. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

            q. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquired Fund Prospectus, as amended through the Exchange Date.

            r. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

            s. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Acquired Fund Registration Statement, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the Acquired Fund Prospectus.

            t. The Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

            u. Trust I has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Exchange Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

            v. The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement was accurate and complete in all material respects when supplied and as of [______________] shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto in all material respects.

      3. Reorganization.

            a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation (if any) to distribute to its shareholders all of its investment company taxable income and net capital gain as described in
      Section 8 (j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any Acquired Fund investments designated by the Acquiring Fund as being unsuitable for it to acquire pursuant to the investment restrictions of the Acquiring Fund set forth in the Acquiring Fund Prospectus and the Registration Statement), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute in complete liquidation all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.

            b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

            c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such other time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

      4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares of each Class A, B, C and Y having an aggregate net asset value equal, in the case of each such Class, to the value of the assets of the Acquired Fund attributable to the same class of shares of the Acquired Fund on such date less the value of the liabilities attributable to the same class of shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

      a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the shares of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

      b. The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

      c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

      d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

      e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, arising pursuant to this Agreement.

      5. Expenses, Fees, etc.

            a. Except as otherwise provided in this Section 5, CDC IXIS Asset Management Advisers, L.P. by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses ("Portfolio Expenses") that it may incur in connection with the purchases or sale of portfolio securities; and provided further that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

            b. In the event the transactions contemplated by this Agreement are not consummated, then CDC IXIS Asset Management Advisers, L.P. agrees that it shall bear all of the costs and expenses (other than Portfolio Expenses) incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

            c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

            d. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Subchapter M of the Code.

      6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of CDC IXIS Asset Management Services, Inc., 399 Boylston Street, Boston, MA 02116, as of the close of business on June 27, 2003, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

      7. Meeting of Shareholders; Dissolution.

            a. Trust I, on behalf of the Acquired Fund, shall call a meeting of the Acquired Fund's shareholders to take place after the effective date of the Registration Statement for the purpose of considering the approval of this Agreement.

            b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Trust I in accordance with applicable law and that, after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

            c. The Acquiring Fund shall, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement information, which shall be satisfactory to the Acquiring Fund and to Ropes & Gray for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund shall cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

      8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

            a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of Trust I, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2002, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid, and a certificate of both such officers representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of December 31, 2002 and in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

            b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of Trust I certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

            c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the independent accountants of Trust I, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, local or other income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended December 31, 2002, and for any taxable year or period beginning on January 1, 2003 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

            d. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

            e. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, dated the Exchange Date, to the effect that (i) Trust I is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of Trust I; (ii) this Agreement has been duly authorized, executed and delivered by Trust I on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Trust II on behalf of the Acquiring Fund, is a valid and binding obligation of Trust I and the Acquired Fund enforceable against Trust I and the Acquired Fund in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iii) Trust I, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws of Trust I, or any provision of any agreement known to such counsel to which Trust I or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any penalty under any agreement, judgment or decree to which Trust I or the Acquired Fund is a party or by which either of them is bound, it being understood that with respect to investment restrictions contained in the Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of Trust I, such counsel may rely upon a certificate of an officer of Trust I; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) Trust I is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Trust I or the Acquired Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquired Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Acquired Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement, as of its date, as of the date of the Acquired Fund shareholders' meeting or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquired Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquired Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers.

            f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, while not entirely free from doubt, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof;
      (iii) under Section 362(b) of the Code, the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) under Section 1223(2) of the Code, the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

            g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Acquiring Fund Prospectus or the Registration Statement as in effect on the Exchange Date, may not properly acquire.

            h. That Trust I shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

            i. That all actions taken by Trust I on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray.

            j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code), computed in each case without regard to any deduction for dividends paid, and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on December 31, 2002, and for any taxable year or period beginning on January 1, 2003 and ending on or prior to the Exchange Date.

            k. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of Trust I, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

            l. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

            m. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

            n. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

            o. That the Acquiring Fund shall have received from the independent accountants of Trust I a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund with respect to the performance of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time.

            p. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

            q. That the Acquiring Fund shall have received an opinion of Ropes & Gray with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

            r. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Trust II or the Acquiring Fund, threatened by the Commission.

      9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

            a. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of Trust II, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since December 31, 2002, other than changes occurring in the ordinary course of business.

            b. That Trust II, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the liabilities of the Acquired Fund existing as of the Valuation Time, other than liabilities arising pursuant to this Agreement.

            c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of Trust II certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

            d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

            e. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, dated the Exchange Date, to the effect that (i) Trust II is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of Trust II; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and (other than as described in the Registration Statement) nonassessable Class A, B, C and Y shares of beneficial interest of the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by Trust II on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Trust I on behalf of the Acquired Fund, is a valid and binding obligation of Trust II and the Acquiring Fund enforceable against Trust II and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws of Trust II, or any provision of any agreement known to such counsel to which Trust II or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Trust II or the Acquiring Fund is a party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in the Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of Trust II, such counsel may rely upon a certificate of an officer of Trust II;
      (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust II on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) Trust II is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Trust II or the Acquiring Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Registration Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Registration Statement, as of its date, as of the date of the Acquired Fund shareholders' meeting or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquiring Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquired Fund, its Trustees and its officers.

            f. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, while not entirely free from doubt, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code;
      (ii) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund (x) upon the transfer of its assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring

      Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof or (y) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund as contemplated in Section 3 hereof;
      (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor; and (v) under Section 1223(1) of the Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

            g. That all actions taken by Trust II on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray.

            h. That Trust II shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

            i. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

            j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Trust II or the Acquiring Fund, threatened by the Commission.

      10. Indemnification.

            a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, Trust II and the Trustees and officers of Trust II (for purposes of this Section 10(a), the "Trust II Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Trust II Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the Trust II Indemnified Parties may be involved or with which any one or more of the Trust II Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Trust I or the Acquired Fund contained in this Agreement, the Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Trust I or the Acquired Fund required to be stated therein or necessary to make the statements relating to Trust I or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Trust II Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Trust I or the Acquired Fund. The Trust II Indemnified Parties will notify Trust I and the Acquired Fund in writing within ten days after the receipt by any one or more of the Trust II Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Trust II Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Trust II Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Trust II Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under this
      Section 10(a) to indemnify and hold harmless the Trust II Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Trust II Indemnified Parties' first paying the same.

            b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, Trust I and the Trustees and officers of Trust I (for purposes of this Section 10(b), the "Trust I Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Trust I Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Trust I Indemnified Parties may be involved or with which any one or more of the Trust I Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Trust II or the Acquiring Fund required to be stated therein or necessary to make the statements relating to Trust II or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Trust I Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Trust II or the Acquiring Fund. The Trust I Indemnified Parties will notify Trust II and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Trust I Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Trust I Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Trust I Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Trust I Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Trust I Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Trust I Indemnified Parties' first paying the same.

      11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or Trust I or Trust II, respectively, who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

      12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

      13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

      "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO CDC NVEST GROWTH AND INCOME FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

      15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

      16. Declaration of Trust.

            a. A copy of the Agreement and Declaration of Trust of Trust II is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Trust II on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of Trust II individually but are binding only upon the assets and property of the Acquiring Fund.

            b. A copy of the Agreement and Declaration of Trust of Trust I is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Trust I on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of Trust I individually but are binding only upon the assets and property of the Acquired Fund.

                                     * * * *

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument as of the day and year first above written.

                               CDC NVEST FUNDS TRUST I,
                               on behalf of its CDC Nvest Balanced Fund

                               By:
                                  ---------------------------
                               Name:
                               Title:


                               CDC NVEST FUNDS TRUST II,
                               on behalf of its CDC Nvest Growth and Income Fund

                               By:
                                  ---------------------------
                               Name:
                               Title:

Agreed and accepted as to Section 5 only:

CDC IXIS ASSET MANAGEMENT ADVISERS, L.P.
By:  CDC IXIS Asset Management Distribution Corporation, its general partner

By:
   ---------------------------
Name:
Title:

                                                                      Appendix C

                  SHARES OUTSTANDING AND OWNERSHIP INFORMATION

Shares Outstanding of the Balanced Fund

      As of April 11, 2003 the number of shares outstanding of each class of shares of the Balanced Fund entitled to vote at the Meeting was as follows:

                               Class              Number of Shares Outstanding
Balanced Fund                    A                        6,537,579.600
                                 B                        1,771,035.701
                                 C                         123,553.175
                                 Y                        3,242,500.142

Ownership of Shares

      As of April 11, 2003 (i) the Trustees and officers of Trust I, as a group, owned less than one percent of each class of shares of the Balanced Fund, and (ii) the Trustees and officers of Trust II, as a group, owned less than one percent of each class of shares of the Growth and Income Fund. As of April 11, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund.

                                                                                                 Percentage
                                                                                 Number of       of Shares
Fund and Class              Name and Address of Record Owner                    Shares Owned       Owned
--------------              --------------------------------                    ------------       -----
Balanced Fund

Class C                     Pershing LLC*                                        25,099.702        20.31%
                            P.O. Box 2052
                            Jersey City, NJ 07303-2052

Class Y                     New England Mutual Life Insurance Company*#       1,178,579.079        36.35%
                            Separate Investment Accounting
                            Attn: Larry Hoisington
                            501 Boylston Street - 6th Floor
                            Boston, MA 02116-3769

                            Charles Schwab & Company Inc*                       444,799.763        13.72%
                            Special Custody Account for the benefit of its
                            Customers
                            Attn: Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA 94104-4122

                            Metropolitan Life Insurance Company*                299,953.924         9.25%
                            C/O GADC-Gerald Hart-Agency
                            Operations NELICO
                            501 Boylston Street 10th Floor
                            Boston, MA 02116-3769

Growth and Income Fund

Class C                     MLPF&S for the sole benefit of its customers*        86,810.911        11.36%
                            Attn: Fund Administration ML#97UA2
                            4800 Deer Lake Drive East - 2nd Floor
                            Jacksonville, FL 32246-6484

Class Y                     T. Rowe Price Trust Company*#                       404,541.386        36.81%
                            For the benefit of retirement plan clients
                            P.O. Box 17215 Baltimore, MD 21297-1215

                            Metropolitan Life Insurance*#                       368,279.905        33.51%
                            GADC Dianne Lunny
                            501-6 Boylston Street
                            Boston, MA 02116-3769

                            Charles Schwab & Company Inc*                        24,734.385        22.09%
                            Special Custody Account for the benefit of its
                            Customers
                            Attn: Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA 94104-4122

* Such ownership may be beneficially held by individuals or entities other than the owner listed.

# Entity owned more than 25% or more of the outstanding shares of the noted class of the noted Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or other entities other than the owner listed.

Ownership of Shares Upon Consummation of Acquisition

      As of April 11, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund upon the consummation of the Acquisition.

                                                                                    Percentage of Shares
                                                                                   Owned Upon Consummation
Fund and Class              Name and Address of Record Owner                           of Acquisition*
--------------              --------------------------------                           --------------
Balanced Fund

Class Y                     New England Mutual Life Insurance Company                       26.70%
                            Separate Investment Accounting
                            Attn: Larry Hoisington
                            501 Boylston Street - 6th Floor
                            Boston, MA 02116-3769

                            Charles Schwab & Company Inc                                    10.08%
                            Special Custody Account for the benefit of its
                            Customers
                            Attn: Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA 94104-4122

                            Metropolitan Life Insurance Company                              6.80%
                            C/O GADC-Gerald Hart-Agency
                            Operations NELICO
                            501 Boylston Street 10th Floor
                            Boston, MA 02116-3769

Growth and Income Fund

Class C                     MLPF&S for the sole benefit of its customers                    10.32%
                            Attn: Fund Administration ML#97UA2
                            4800 Deer Lake Drive East - 2nd Floor
                            Jacksonville, FL 32246-6484

Class Y                     T. Rowe Price Trust Company                                     10.75%
                            For the benefit of retirement plan clients
                            P.O. Box 17215
                            Baltimore, MD 21297-1215

                            Metropolitan Life Insurance                                      9.78%
                            GADC Dianne Lunny
                            501-6 Boylston Street
                            Boston, MA 02116-3769

                            Charles Schwab & Company Inc                                     6.45%
                            Special Custody Account for the benefit of its
                            Customers
                            Attn: Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA 94104-4122

* The column captioned "Percentage of Shares Owned Upon Consummation of Acquisition" assumes the Acquisition was consummated on April 11, 2003 and is for informational purposes only. No assurances can be given as to how many shares of the Growth and Income Fund will be received by the shareholders of the Balanced Fund on the actual date on which the Acquisition will take place and the foregoing should not be relied upon to reflect the number of shares of the Growth and Income Fund that actually will be received on or after such date.

                                                                      Appendix D

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Growth and Income Fund for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in each table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available free of charge upon request as described at the beginning of this Prospectus/Proxy Statement.

For a share outstanding through each period.

                                             Net
                                          realized
                Net asset                    and                                Distributions
                 value,         Net      unrealized                 Dividends     from net
                beginning   investment      gain      Total from    from net      realized     Return
                 of the       income      (loss) on   investment   investment     capital        of         Total
                 period       (loss)     investments  operations     income        gains       capital   distributions
Growth and
Income Fund
-----------
  Class A
  2002           $11.78       $0.01 (d)   $(2.37)      $(2.36)         --           --           --           --
  2001            13.79       (0.01)(d)    (2.00)       (2.01)         --           --           --           --
  2000            15.33        0.01(d)     (1.09)       (1.08)         --          (0.46)        --          (0.46)
  1999            16.57        0.08         1.40         1.48        (0.06)        (2.66)        --          (2.72)
  1998            15.35        0.04         3.29         3.33        (0.01)        (2.10)        --          (2.11)

  Class B
  2002           $11.37      $(0.07)(d)   $(2.28)      $(2.35)         --           --           --           --
  2001            13.40       (0.10)(d)    (1.93)       (2.03)         --           --           --           --
  2000            15.03       (0.10)(d)    (1.07)       (1.17)         --          (0.46)        --          (0.46)
  1999            16.37       (0.04)        1.36         1.32          --          (2.66)        --          (2.66)
  1998            15.28       (0.05)        3.24         3.19          --          (2.10)        --          (2.10)

  Class C
  2002           $11.36      $(0.07)(d)   $(2.28)      $(2.35)         --           --           --           --
  2001            13.38       (0.10)(d)    (1.92)       (2.02)         --           --           --           --
  2000            15.01       (0.10)(d)    (1.07)       (1.17)         --          (0.46)        --          (0.46)
  1999            16.35       (0.04)        1.36         1.32          --          (2.66)        --          (2.66)
  1998            15.28       (0.04)        3.21         3.17          --          (2.10)        --          (2.10)

  Class Y
  2002           $11.93       $0.07(d)    $(2.41)      $(2.34)         --           --           --           --
  2001            13.87        0.06(d)     (2.00)       (1.94)         --           --           --           --
  2000            15.36        0.07(d)     (1.10)       (1.03)         --          (0.46)        --          (0.46)
  1999            16.57        0.02         1.51         1.53        (0.08)        (2.66)        --          (2.74)
  1998(e)         15.42        0.02         1.22         1.24        (0.02)        (0.07)        --          (0.09)

                                                                     Ratios to average net assets:
                                                                -----------------------------------------
                                                                               Expenses
                                                                                after           Net
                  Net asset        Total       Net assets,                     expense       investment      Portfolio
                 value, end       return       end of the       Expenses      reductions    income (loss)    turnover
                of the period     (%) (a)     period (000)      (%) (b)       (%) (b) (c)      (%) (b)       rate (%)
Growth and
Income Fund
-----------
  Class A
  2002              $9.42         (20.0)        $130,751          1.56            1.54           0.07           195
  2001              11.78         (14.6)         211,138          1.46            1.41          (0.05)          154
  2000              13.79          (7.3)         290,714          1.31            1.28           0.04           139
  1999              15.33           9.5          375,676          1.21            1.21           0.48           133
  1998              16.57          23.9          304,139          1.23            1.23           0.33           114

  Class B
  2002              $9.02         (20.7)         $71,436          2.31            2.29          (0.68)          195
  2001              11.37         (15.1)         120,361          2.21            2.16          (0.80)          154
  2000              13.40          (8.1)         165,767          2.06            2.03          (0.71)          139
  1999              15.03           8.6          216,457          1.96            1.96          (0.27)          133
  1998              16.37          23.1          153,369          1.98            1.98          (0.42)          114

  Class C
  2002              $9.01         (20.7)         $6,440           2.31            2.29          (0.68)          195
  2001              11.36         (15.1)         10,553           2.21            2.16          (0.80)          154
  2000              13.38          (8.1)         19,373           2.06            2.03          (0.71)          139
  1999              15.01           8.6          26,983           1.96            1.96          (0.27)          133
  1998              16.35          22.9          18,288           1.98            1.98          (0.42)          114

  Class Y
  2002              $9.59         (19.6)        $10,569           0.96            0.94           0.66           195
  2001              11.93         (14.0)         11,918           0.91            0.87           0.52           154
  2000              13.87          (7.0)         10,131           0.87            0.84           0.48           139
  1999              15.36           9.8          14,377           0.96            0.96          (0.73)          133
  1998(e)           16.57           8.1               1           0.98            0.98           0.58           114

----------
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) The Fund entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)   For the period November 18, 1998 (inception) through December 31, 1998.

                                                                      Appendix E

                MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF
                               DECEMBER 31, 2002

CDC NVEST GROWTH AND INCOME FUND

PORTFOLIO PROFILE
OBJECTIVE: Seeks long-term capital growth and income
STRATEGY: Invests primarily in common stock of large- and mid-cap companies in any industry

INCEPTION DATE:
May 6, 1931

MANAGER:
Robert M. Levy
Edward S. Loeb
Michael J. Mangan
HARRIS ASSOCIATES L.P.

SYMBOLS:
Class A          NEFOX
Class B          NEGBX
Class C          NECOX
Class Y          NEOYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 9.42
Class B            9.02
Class C            9.01
Class Y            9.59

MANAGEMENT DISCUSSION

Although stocks regained some ground in the fourth quarter, slow economic growth, a series of corporate scandals and the prospect of war produced an exodus from equities that lasted through the fall of 2002.

For the 12 months ended December 31, 2002, the total return on Class A shares of CDC Nvest Growth and Income Fund was -20.03%. For the same period, the fund's new benchmark, the Russell 1000 Value Index, returned -15.52%, while the Standard & Poor's 500 Index had a return of -22.10%. The average return on the funds in Morningstar's Large Blend category was -22.02% for the year. Harris Associates took over as manager of the fund on July 1, 2002, so results for the year reflect two managers' investment styles and different market conditions.

HARRIS REALIGNED PORTFOLIO AT MID-YEAR

Our policy in managing equity portfolios is based on maintaining a relatively concentrated portfolio, so when we began managing the fund we trimmed the number of holdings, focusing on what appeared to be the strongest positions. We analyzed each company's potential, trimmed or sold some positions and bought some new ones, trading into a sharply declining market. Our focus was on quality companies selling at a discount to our assessment of their intrinsic value.

Three strong performers, Sprint, Merck and The Gap, illustrate how our search for value is designed to work. Our analysis indicated that Sprint was undervalued because investors had overreacted to fears that the telecom sector was slated for an extended business decline, which did not occur. We took advantage of low prices and were rewarded. Merck is a high-quality growth company; concerns over tighter FDA approval policies and pricing pressures from generic drugs were overdone, in our opinion. Merck's stock price reached a low for the year in August, making it attractively valued, and then rose sharply for the balance of the year. The Gap is a retailing turnaround story. A new CEO brought a strong consumer orientation and operational savvy. A revised product mix boosted sales, and the stock responded favorably.

ENERGY, ADVERTISING, TECHNOLOGY HURT PERFORMANCE

Shares of TXU Corp. fell sharply early in October when the Texas-based oil and gas company issued an earnings warning. We bought additional shares on weakness because we believed this company's outlook was brighter than its low valuation implied, and we continue to monitor its progress. Shares of Interpublic, a giant, worldwide advertising agency, fell because of disappointing earnings and questions about its accounting practices. Here, too, we increased exposure when the price fell. Questions about its long-term profitability drove shares of Electronic Data Systems (EDS) lower. Although we may have overvalued EDS originally and we are reevaluating our outlook, we think the market's reaction was excessive.

BEAR MARKETS CAN BRING OPPORTUNITY

We believe the excesses of the late 1990s may have been wrung out of the market, and today's low valuations reflect a cautious business outlook. In some cases, stock prices appear to have fallen far below any actual decline in the intrinsic value of the companies that resulted from the sluggish economy. This gave us an opportunity to purchase some high-quality companies that are usually too pricey for a value-oriented fund. Moreover, about three-quarters of the stocks in the portfolio at year end pay dividends, and these could become more attractive if legislation is passed that would reduce the impact of double taxation of dividends.

Although major hurdles lie ahead in 2003, we believe that recovering profits, low interest rates and low taxes could create a much more favorable environment for equities than we have seen in the last few years.

CDC NVEST GROWTH & INCOME FUND

INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Growth and Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                   DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

                    NET          MAXIMUM
                   ASSET          SALES          S&P 500      RUSSELL 1000
                  VALUE(1)       CHARGE(2)       INDEX(5)       VALUE(4)
12/31/1992        $10,000          $9,425        $10,000        $10,000
                  $10,057          $9,479        $10,084        $10,290
                  $10,205          $9,618        $10,221        $10,649
                  $10,385          $9,788        $10,437        $10,963
                  $10,155          $9,571        $10,184        $10,823
                  $10,369          $9,773        $10,457        $11,041
                  $10,394          $9,796        $10,487        $11,285
                  $10,344          $9,749        $10,445        $11,409
                  $10,750         $10,132        $10,842        $11,822
                  $10,642         $10,030        $10,758        $11,841
                  $10,833         $10,210        $10,981        $11,831
                  $10,675         $10,062        $10,876        $11,586
12/31/1993        $10,795         $10,174        $11,008        $11,807
                  $11,187         $10,543        $11,382        $12,251
                  $10,854         $10,230        $11,073        $11,833
                  $10,401          $9,803        $10,590        $11,392
                  $10,487          $9,884        $10,726        $11,610
                  $10,692         $10,078        $10,902        $11,745
                  $10,453          $9,852        $10,635        $11,463
                  $10,763         $10,144        $10,984        $11,820
                  $11,219         $10,574        $11,435        $12,160
                  $10,952         $10,322        $11,155        $11,757
                  $11,125         $10,485        $11,406        $11,921
                  $10,745         $10,127        $10,990        $11,441
12/31/1994        $10,902         $10,275        $11,153        $11,573
                  $11,174         $10,532        $11,442        $11,930
                  $11,543         $10,880        $11,888        $12,402
                  $11,864         $11,182        $12,239        $12,675
                  $12,226         $11,523        $12,600        $13,076

                  $12,623         $11,897        $13,103        $13,625
                  $12,918         $12,175        $13,408        $13,809
                  $13,369         $12,600        $13,852        $14,290
                  $13,493         $12,717        $13,887        $14,492
                  $14,086         $13,276        $14,473        $15,016
                  $13,947         $13,145        $14,421        $14,867
                  $14,413         $13,584        $15,054        $15,620
12/31/1995        $14,730         $13,883        $15,344        $16,013
                  $15,191         $14,318        $15,867        $16,512
                  $15,273         $14,395        $16,014        $16,636
                  $15,349         $14,467        $16,168        $16,919
                  $15,401         $14,515        $16,406        $16,984
                  $15,637         $14,738        $16,829        $17,197
                  $15,302         $14,422        $16,894        $17,211
                  $14,541         $13,704        $16,147        $16,560
                  $14,890         $14,034        $16,488        $17,034
                  $15,652         $14,752        $17,416        $17,711
                  $16,134         $15,206        $17,896        $18,396
                  $17,568         $16,558        $19,249        $19,730
12/31/1996        $17,265         $16,272        $18,867        $19,478
                  $18,124         $17,081        $20,046        $20,422
                  $18,348         $17,293        $20,203        $20,722
                  $17,550         $16,540        $19,373        $19,977
                  $18,472         $17,410        $20,530        $20,817
                  $19,657         $18,527        $21,780        $21,979
                  $20,621         $19,435        $22,755        $22,922
                  $21,920         $20,660        $24,566        $24,647
                  $21,296         $20,071        $23,190        $23,769
                  $22,610         $21,310        $24,460        $25,205
                  $21,619         $20,376        $23,643        $24,501
                  $22,551         $21,254        $24,737        $25,584
12/31/1997        $23,037         $21,713        $25,162        $26,331
                  $23,172         $21,840        $25,441        $25,959
                  $25,033         $23,594        $27,276        $27,706
                  $26,444         $24,924        $28,672        $29,401
                  $26,579         $25,051        $28,961        $29,597
                  $26,219         $24,712        $28,463        $29,159
                  $27,315         $25,744        $29,619        $29,532
                  $26,894         $25,348        $29,304        $29,011
                  $22,827         $21,515        $25,067        $24,694
                  $23,964         $22,586        $26,673        $26,111
                  $25,695         $24,218        $28,842        $28,134
                  $26,861         $25,316        $30,591        $29,444
12/31/1998        $28,549         $26,908        $32,353        $30,446
                  $29,376         $27,687        $33,706        $30,690
                  $28,670         $27,021        $32,659        $30,256
                  $29,066         $27,395        $33,965        $30,883
                  $30,789         $29,019        $35,281        $33,767
                  $30,651         $28,889        $34,447        $33,396
                  $31,608         $29,790        $36,359        $34,365
                  $30,675         $28,911        $35,224        $33,359
                  $30,260         $28,520        $35,050        $32,121
                  $29,033         $27,364        $34,089        $30,999
                  $30,196         $28,460        $36,246        $32,783
                  $30,284         $28,543        $36,983        $32,526
12/31/1999        $31,247         $29,450        $39,161        $32,684
                  $29,616         $27,913        $37,193        $31,617
                  $28,617         $26,972        $36,489        $29,268
                  $30,941         $29,162        $40,059        $32,839

                  $30,431         $28,681        $38,854        $32,457
                  $29,494         $27,798        $38,057        $32,799
                  $29,881         $28,163        $38,995        $31,300
                  $29,698         $27,990        $38,385        $31,692
                  $31,691         $29,869        $40,770        $33,456
                  $30,242         $28,503        $38,617        $33,762
                  $30,326         $28,582        $38,454        $34,591
                  $28,520         $26,880        $35,422        $33,307
12/31/2000        $28,961         $27,296        $35,596        $34,976
                  $28,982         $27,316        $36,858        $35,111
                  $27,260         $25,693        $33,498        $34,134
                  $25,727         $24,248        $31,376        $32,928
                  $27,827         $26,227        $33,814        $34,543
                  $27,869         $26,267        $34,040        $35,319
                  $26,903         $25,356        $33,212        $34,536
                  $25,979         $24,485        $32,885        $34,462
                  $24,383         $22,981        $30,826        $33,082
                  $22,346         $21,061        $28,337        $30,753
                  $23,144         $21,813        $28,877        $30,489
                  $24,782         $23,357        $31,092        $32,261
12/31/2001        $24,740         $23,318        $31,365        $33,021
                  $24,614         $23,199        $30,907        $32,767
                  $23,963         $22,585        $30,311        $32,819
                  $24,614         $23,199        $31,451        $34,372
                  $23,921         $22,546        $29,544        $33,193
                  $23,816         $22,447        $29,327        $33,360
                  $22,388         $21,101        $27,238        $31,444
                  $20,960         $19,755        $25,115        $28,521
                  $21,485         $20,249        $25,279        $28,737
                  $18,587         $17,518        $22,532        $25,541
                  $19,280         $18,171        $24,515        $27,434
                  $20,582         $19,398        $25,958        $29,162
12/31/2002        $19,784         $18,646        $24,433        $27,895


AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                                                      Since
                                     1 YEAR    5 YEARS   10 YEARS   Inception

CLASS A (Inception 5/6/31)
Net Asset Value(1)                   -20.03%    -3.00%     7.06%        --
With Maximum Sales Charge(2)         -24.64     -4.15      6.43         --

CLASS B (Inception 9/13/93)
Net Asset Value(1)                   -20.67     -3.72        --       6.09%
With CDSC(3)                         -24.63     -4.00        --       6.09

CLASS C (Inception 5/1/95)
Net Asset Value(1)                   -20.69     -3.74        --       5.72
With Maximum Sales Charge
and CDSC(3)                          -22.23     -3.93        --       5.58

CLASS Y (Inception 11/18/98)
Net Asset Value(1)                   -19.61        --        --      -6.36

COMPARATIVE PERFORMANCE   1 YEAR     5 YEARS    10 YEARS   SINCE       SINCE        SINCE
                                                           CLASS B     CLASS C      CLASS Y
                                                           INCEPT.(8)  INCEPT.(8)   INCEPT.(8)
Russell 1000 Value
Index(4)                 -15.52%     1.16%      10.80%       9.71%       9.91%       -1.32%
S&P 500 Index(5)         -22.10     -0.59        9.34        9.26        8.87        -5.88
Morningstar Large
 Blend Avg.(6)           -22.02     -1.47        7.85        7.45        6.82        -4.61
Lipper Large Cap Core
 Funds Average(7)        -23.49     -1.90        7.55        7.71        6.50        -5.92

All returns represents past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                      12/31/02    6/30/02
---------------------------------------------------------
COMMON STOCKS                           94.4       96.2
SHORT TERM INVESTMENTS
 AND OTHER                               5.6        3.8

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                  12/31/02    6/30/02
---------------------------------------------------------
WASHINGTON MUTUAL, INC.                  4.4        4.2
LIBERTY MEDIA CORP.                      4.1        3.5
GUIDANT CORP.                            3.9        3.2
GAP (THE), INC.                          3.5        2.9
MERCK & CO., INC.                        3.3        1.9
COMCAST CORP., SPECIAL CLASS A           3.3         --
INTERPUBLIC GROUP OF COS. (THE), INC.    3.3        2.5
KROGER CO. (THE)                         3.0        2.9
H.J. HEINZ CO.                           3.0        3.3
AOL TIME WARNER, INC.                    2.9         --

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES               12/31/02    6/30/02
---------------------------------------------------------
MEDIA - BROADCASTING
  & PUBLISHING                          11.8        7.2
BEVERAGES, FOOD & TOBACCO               10.0       10.7
BANKING                                  7.0        8.1
FOOD RETAILERS                           5.6        5.3
PHARMACEUTICALS                          5.0        5.0

Portfolio holdings and asset allocations will vary.

NOTES TO CHARTS

(1)   Does not include a sales charge.

(2)   Includes the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000.

(5)   S&P 500 Index is an unmanaged index of U.S. common stock performance.

(6) Morningstar Large Blend Average is an average performance of funds with similar investment objectives as calculated without sales charges by Morningstar, Inc.

(7) Lipper Large Cap Core Funds Average is the average performance of mutual funds with a similar current investment style or objective as calculated without sales charges by Lipper Inc.

(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 5/31/95 and Class Y from 11/30/98.

                            CDC NVEST FUNDS TRUST II

                        CDC Nvest Growth and Income Fund

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2003

      This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of CDC Nvest Balanced Fund (the "Acquired Fund"), a series of CDC Nvest Funds Trust I, by CDC Nvest Growth and Income Fund (the "Acquiring Fund"), a series of CDC Nvest Funds Trust II.

      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated April 30, 2003 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to CDC Nvest Funds at 399 Boylston Street, Boston, Massachusetts 02116, or by calling 1-800-225-5478.

                                Table of Contents

I.   Additional Information about the Acquiring Fund and the Acquired Fund...2
II.  Financial Statements....................................................2
                 A.    Incorporation by Reference............................2
                 B.    Unaudited Pro Forma Combined Financial Statements.....2
Appendix A - Additional Information About the Acquiring Fund.................A-1
Appendix B - Additional Information About the Acquired Fund..................B-1

I.    Additional Information About the Acquiring Fund and the Acquired Fund.

      This SAI is accompanied by the current Statement of Additional Information of the CDC Nvest Equity Funds - Part I dated May 1, 2002, as revised November 1, 2002 and Statement of Additional Information of the CDC Nvest Funds - Part II dated May 1, 2002, as supplemented September 1, 2002 and September 10, 2002 (together, the "CDC SAI"). Additional information about the Acquired Fund is contained in and incorporated herein by reference to the CDC SAI. The CDC SAI has previously been filed with the Securities and Exchange Commission.

      Additional information about the Acquiring Fund is set forth in Appendix A to this SAI. Information about the Acquired Fund is provided in the CDC SAI. The information set forth for the Balanced Fund on pages vii through xxxvi of Part I of the CDC SAI relating to the Balanced Fund is hereby replaced with the information set forth in Appendix B to this SAI.

  II. Financial Statements.

            A. Incorporation by Reference.

            This SAI is accompanied by the Annual Report to shareholders of the Acquired Fund and the Acquiring Fund for the year ended December 31, 2002 (the "Annual Report"), including the report of PricewaterhouseCoopers LLP contained therein. The Annual Report, which is incorporated by reference into this SAI, contains historical financial information regarding the Acquired Fund and the Acquiring Fund and has been filed with the Securities and Exchange Commission.

            B. Unaudited Pro Forma Combined Financial Statements

            Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Acquisition, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Fund contained within the Annual Report referred to in the preceding section.

PRO FORMA COMBINING
STATEMENT OF ASSETS &
LIABILITIES

DECEMBER 31, 2002
UNAUDITED

                                                                   Growth and                         Pro           Pro
                                                                     Income           Balanced       Forma         Forma
                                                                      Fund              Fund      Adjustments     Combined
                                                                  -------------    -------------  -----------  -------------
ASSETS
  Investments at cost                                             $ 246,891,165    $ 113,103,940   $      --   $ 359,995,105
  Net unrealized appreciation (depreciation)                        (29,959,145)      (7,066,684)         --     (37,025,829)
                                                                  -------------    -------------   ---------   -------------
    Investments at value                                            216,932,020      106,037,256          --     322,969,276
  Receivable for Fund shares sold                                       119,625           80,063          --         199,688
  Receivable for securities sold                                      3,415,637          574,087          --       3,989,724
  Dividends and interest receivable                                     404,682          624,161          --       1,028,843
  Securities lending income receivable                                       --            1,110          --           1,110
                                                                  -------------    -------------   ---------   -------------
    TOTAL ASSETS                                                  $ 220,871,964    $ 107,316,677   $      --   $ 328,188,641
                                                                  -------------    -------------   ---------   -------------
LIABILITIES
  Collateral on securities loaned, at value                                  --        4,962,464          --       4,962,464
  Payable for securities purchased                                      973,873          705,556          --       1,679,429
  Payable for Fund shares redeemed                                      357,134          297,063          --         654,197
  Management fee payable                                                131,755           36,471          --         168,226
  Deferred Trustees' fees                                                50,241           74,014          --         124,255
  Transfer agent fees payable                                           103,490           41,933          --         145,423
  Accounting and administrative fees payable                             12,668            5,889          --          18,557
  Other accounts payable and accrued expenses                            47,058           53,539          --         100,597
                                                                  -------------    -------------   ---------   -------------
    TOTAL LIABILITIES                                                 1,676,219        6,176,929          --       7,853,148
                                                                  -------------    -------------   ---------   -------------
NET ASSETS                                                        $ 219,195,745    $ 101,139,748   $      --   $ 320,335,493
                                                                  =============    =============   =========   =============
NET ASSETS CONSIST OF:                                                     --
  Paid in capital                                                 $ 364,667,788    $ 153,282,515   $      --   $ 517,950,303
  Undistributed (over distributed) net investment income                (54,661)          55,820          --           1,159
  Accumulated net realized gain (loss) on investments              (115,458,237)     (45,131,903)         --    (160,590,140)
  Net unrealized appreciation (depreciation) of investments         (29,959,145)      (7,066,684)         --     (37,025,829)
                                                                  -------------    -------------   ---------   -------------
NET ASSETS                                                        $ 219,195,745    $ 101,139,748   $      --   $ 320,335,493
                                                                  =============    =============   =========   =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
    Net assets                                                    $ 130,750,754    $  55,135,380   $      --   $ 185,886,134
                                                                  =============    =============   =========   =============


    Shares of beneficial interest                                    13,884,768        6,835,907    (980,936)     19,739,739
                                                                  =============    =============   =========   =============
    Net asset value and redemption price per share                $        9.42    $        8.07   $      --   $        9.42
                                                                  =============    =============   =========   =============
    Offering price per share                                      $        9.99    $        8.56   $      --   $        9.99
                                                                  =============    =============   =========   =============
  Class B shares: (redemption price is equal to net asset value            --
  less any applicable contingent deferred sales charge)                    --
    Net assets                                                    $  71,436,056    $  15,976,922   $      --   $  87,412,978
                                                                  =============    =============   =========   =============
    Shares of beneficial interest                                     7,921,199        1,975,999    (204,395)      9,692,803
                                                                  =============    =============   =========   =============
    Net asset value and offering price per share                  $        9.02    $        8.09          --   $        9.02
                                                                  =============    =============   =========   =============
  Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charge)
    Net assets                                                    $   6,439,893    $   1,060,427   $      --   $   7,500,320
                                                                  =============    =============   =========   =============
    Shares of beneficial interest                                       714,978          131,722     (13,990)        832,710
                                                                  =============    =============   =========   =============
    Net asset value per share                                     $        9.01    $        8.05          --   $        9.01
                                                                  =============    =============   =========   =============
    Offering price per share                                      $        9.10    $        8.13          --   $        9.10
                                                                  =============    =============   =========   =============
  Class Y shares:
    Net assets                                                    $  10,569,042    $  28,967,019   $      --   $  39,536,061
                                                                  =============    =============   =========   =============
    Shares of beneficial interest                                     1,101,789        3,631,582    (611,862)      4,121,509
                                                                  =============    =============   =========   =============
    Net asset value, offering and redemption price per share      $        9.59    $        7.98          --   $        9.59
                                                                  =============    =============   =========   =============

 See accompanying notes to the pro forma financial statements

PRO FORMA COMBINING STATEMENT OF
OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
UNAUDITED

                                                                     Growth and                         Pro            Pro
                                                                       Income         Balanced         Forma          Forma
                                                                        Fund            Fund        Adjustments      Combined
                                                                    ------------    ------------    -----------    ------------
INVESTMENT INCOME
   Dividends                                                        $  4,458,645    $    653,333    $        --    $  5,111,978
   Interest                                                               64,840       2,939,843             --       3,004,683
   Security lending income                                                    --           7,632             --           7,632
   Less net foreign taxes withheld                                        (7,382)           (780)            --          (8,162)
                                                                    ------------    ------------    -----------    ------------
                                                                       4,516,103       3,600,028             --       8,116,131
                                                                    ------------    ------------    -----------    ------------
EXPENSES
   Management fees                                                     1,933,542         942,522       (125,669)      2,750,395
   Service fees - Class A                                                421,102         162,264             --         583,366
   Service and distribution fees - Class B                               935,177         217,990             --       1,153,167
   Service and distribution fees - Class C                                80,657          12,489             --          93,146
   Trustees' fees and expenses                                            18,185           1,520           (300)         19,405
   Accounting and administrative                                         158,120          70,972         51,389         280,481
   Custodian                                                              76,098          80,737        (83,905)         72,930
   Transfer agent fees - Class A, B and C                              1,210,427         422,878        (55,863)      1,577,442
   Transfer agent fees - Class Y                                          12,069          37,721             --          49,790
   Audit and tax services                                                 34,349          39,656        (39,656)         34,349
   Legal                                                                  27,984          13,637        (10,146)         31,475
   Shareholder reporting                                                 107,768          31,508        (11,499)        127,777
   Registration                                                           51,572          43,785         (6,468)         88,889
   Miscellaneous                                                          25,738           9,477         (3,475)         31,740
                                                                    ------------    ------------    -----------    ------------
Total expenses before reductions                                       5,092,788       2,087,156       (285,592)      6,894,352
                                                                    ------------    ------------    -----------    ------------
   Less reimbursement/waiver                                                  --         (77,675)            --         (77,675)
   Less reductions                                                       (72,686)        (43,236)            --        (115,922)
                                                                    ------------    ------------    -----------    ------------
Net expenses                                                           5,020,102       1,966,245       (285,592)      6,700,755
                                                                    ------------    ------------    -----------    ------------
Net investment income (loss)                                            (503,999)      1,633,783        285,592       1,415,376
                                                                    ------------    ------------    -----------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
     Investments-net                                                 (23,052,758)    (13,613,643)            --     (36,666,401)
     Foreign currency transactions-net                                        --              15             --              15
   Change in unrealized appreciation (depreciation) of:
     Investments-net                                                 (40,836,656)     (7,501,174)            --     (48,337,830)
     Foreign currency transactions-net                                        --            --             --
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                                 --
                                                                    ------------    ------------    -----------    ------------
                                                                     (63,889,414)    (21,114,802)            --     (85,004,216)
                                                                    ------------    ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                          $(64,393,413)   $(19,481,019)   $   285,592    $(83,588,840)
                                                                    ============    ============    =========      ============


          See accompanying notes to the pro forma financial statements

PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
December 31, 2002
UNAUDITED

               Growth and Income Fund                                     Balanced Fund
----------------------------------------------------  ---------------------------------------------------
                                                                                                               Pro Forma Combined
                                                                                                              ----------------------
  Security Description         Shares       Value     Security Description(a)       Shares(a)     Value(a)     Shares       Value
----------------------------------------------------  ----------------------------------------------------    ----------------------
COMMONSTOCK:
ABBOTT LABORATORIES            68,100   $  2,724,000                                $     --   $        --    $ 68,100  $  2,724,000
                                                      ACTIVISION INC                  31,900       465,421      31,900       465,421
                                                      AMERICAN INTERNATIONAL GROUP     9,700       561,145       9,700       561,145
                                                      AMGEN INC                       14,050       679,177      14,050       679,177
                                                      AMR CORP/DEL                    54,200       357,720      54,200       357,720
AOL TIME WARNER               481,300      6,305,031                                                           481,300     6,305,031
                                                      AUTOZONE INC                     4,125       291,431       4,125       291,431
                                                      BAKER HUGHES INC                14,000       450,660      14,000       450,660
                                                      BANK OF AMERICA CORPORATION     12,850       893,975      12,850       893,975
                                                      BANK ONE CORPORATION            14,100       515,355      14,100       515,355
                                                      BED BATH & BEYOND INC           14,225       491,189      14,225       491,189
                                                      BEST BUY CO INC                 20,525       495,679      20,525       495,679
                                                      BLOCKBUSTER INC - CLASS A       34,000       416,500      34,000       416,500
BOEING COMPANY                 95,200      3,140,648                                                            95,200     3,140,648
                                                      BRINKER INTERNATIONAL INC       29,300       944,925      29,300       944,925
BRISTOL-MYERS SQUIBB
COMPANY                        42,300        979,245  BRISTOL-MYERS SQUIBB COMPANY     9,900       229,185      52,200     1,208,430
BURLINGTON RESOURCES INC      147,000      6,269,550                                                           147,000     6,269,550
                                                      CARDINAL HEALTH INC              5,225       309,268       5,225       309,268
CENDANT CORPORATION           514,100      5,387,768  CENDANT CORPORATION             71,200       746,176     585,300     6,133,944
                                                      CHEVRONTEXACO CORPORATION       12,100       804,408      12,100       804,408
                                                      CISCO SYSTEMS INC              103,150     1,351,265     103,150     1,351,265
                                                      CITIGROUP INC                   30,350     1,068,017      30,350     1,068,017

                                                      CLEAR CHANNEL COMMUNICATIONS    18,450       688,001      18,450       688,001
                                                      COGNEX CORP.                    26,200       482,866      26,200       482,866
COMCAST CORP-SPECIAL CL A     321,400      7,250,784                                                           321,400     7,250,784
                                                      COMERICA INC                    11,400       492,936      11,400       492,936
                                                      COMPUTER SCIENCES CORP          23,100       795,795      23,100       795,795
CONOCOPHILLIPS                 95,446      4,618,632                                                            95,446     4,618,632
                                                      COSTCO WHOLESALE CORPORATION     8,100       227,286       8,100       227,286
                                                      DEERE & COMPANY                 17,600       806,960      17,600       806,960
                                                      DELL COMPUTER CORPORATION       25,475       681,202      25,475       681,202
DEL MONTE FOODS CO             88,158        678,816                                                            88,158       678,816
DIAGEO PLC - SPONSORED ADR    113,400      4,966,920                                                           113,400     4,966,920
DUKE ENERGY CORPORATION       148,900      2,909,506                                                           148,900     2,909,506
                                                      EBAY INC                         5,075       344,187       5,075       344,187
                                                      ELECTRONIC ARTS INC              5,050       251,339       5,050       251,339
ELECTRONIC DATA SYSTEMS
CORP                          271,300      5,000,059  ELECTRONIC DATA SYSTEMS CORP    15,800       291,194     287,100     5,291,253
                                                      ELI LILLY & CO                   7,600       482,600       7,600       482,600
                                                      EMERSON ELECTRIC COMPANY        10,600       539,010      10,600       539,010
FANNIE MAE                     88,400      5,686,772                                                            88,400     5,686,772
                                                      FREDDIE MAC                     23,300     1,375,865      23,300     1,375,865
                                                      FEDERATED DEPARTMENT STORES     18,100       520,556      18,100       520,556
FIRST DATA CORPORATION        158,200      5,601,862  FIRST DATA CORPORATION           9,900       350,559     168,100     5,952,421
                                                      FLUOR CORPORATION (NEW)         19,700       551,600      19,700       551,600
                                                      FOREST LABORATORIES INC          9,775       960,101       9,775       960,101
FORTUNE BRANDS INC            103,000      4,790,530                                                           103,000     4,790,530
GANNETT COMPANY                47,300      3,396,140  GANNETT COMPANY                  7,400       531,320      54,700     3,927,460
GAP INC/THE                   496,300      7,702,576  GAP INC/THE                     45,400       704,608     541,700     8,407,184
                                                      GENERAL ELECTRIC COMPANY        44,100     1,073,835      44,100     1,073,835
GENERAL MILLS INC              84,800      3,981,360                                                            84,800     3,981,360
GENERAL MOTORS -HUGHES
ELECT                         516,300      5,524,410                                                           516,300     5,524,410
                                                      GLOBALSANTAFE CORP              29,100       707,712      29,100       707,712
                                                      GOLDMAN SACHS GROUP INC          4,225       287,723       4,225       287,723
GUIDANT CORP                  273,800      8,446,730                                                           273,800     8,446,730
                                                      HARLEY-DAVIDSON INC             14,625       675,675      14,625       675,675
                                                      HEWLETT-PACKARD COMPANY         55,375       961,310      55,375       961,310

HJ HEINZ COMPANY              197,400      6,488,538                                                           197,400     6,488,538
HOME DEPOT INC                201,900      4,837,524                                                           201,900     4,837,524
HONEYWELL INTERNATIONAL
INC                           223,400      5,361,600                                                           223,400     5,361,600
                                                      HORMEL FOODS CORPORATION        12,100       282,293      12,100       282,293
ILLINOIS TOOL WORKS            37,900      2,458,194                                                            37,900     2,458,194
                                                      INTL BUSINESS MACHINES CORP      8,150       631,625       8,150       631,625
INTERPUBLIC GROUP OF
COS INC                       509,600      7,175,168                                                           509,600     7,175,168
                                                      INTUIT INC                       9,075       425,799       9,075       425,799
                                                      IPC HOLDINGS LTD                13,000       410,020      13,000       410,020
                                                      JOHNSON & JOHNSON               13,550       727,771      13,550       727,771
                                                      KIMBERLY-CLARK CORP              8,500       403,495       8,500       403,495
                                                      KOHLS CORP                       6,450       360,878       6,450       360,878
KRAFT FOODS INC-A             150,000      5,839,500  KRAFT FOODS INC-A                8,875       345,504     158,875     6,185,004
KROGER CO                     431,000      6,658,950                                                           431,000     6,658,950
                                                      LSI LOGIC CORP                  43,500       250,995      43,500       250,995
                                                      LEHMAN BROTHERS HOLDINGS INC    13,325       710,089      13,325       710,089
LIBERTY MEDIA CORP - A      1,004,800      8,982,912                                                         1,004,800     8,982,912
MASCO CORP                    299,000      6,293,950  MASCO CORP                      41,150       866,208     340,150     7,160,158
MATTEL INC                    111,500      2,135,225                                                           111,500     2,135,225
MCDONALD'S CORPORATION        316,800      5,094,144                                                           316,800     5,094,144
                                                      MCGRAW-HILL COMPANIES INC       21,600     1,305,504      21,600     1,305,504
                                                      MEDTRONIC INC                    9,950       453,720       9,950       453,720
MERCK & CO. INC.              128,200      7,257,402                                                           128,200     7,257,402
                                                      MELLON FINANCIAL CORP           18,100       472,591      18,100       472,591
                                                      MICROSOFT CORP                  27,350     1,413,995      27,350     1,413,995
                                                      MICROCHIP TECHNOLOGY INC        19,950       487,778      19,950       487,778
                                                      MOODY'S CORP                    21,150       873,284      21,150       873,284
MOTOROLA INC                  333,700      2,886,505                                                           333,700     2,886,505
                                                      NEXTEL COMMUNICATIONS INC-A     54,900       634,095      54,900       634,095
                                                      NIKE INC -CL B                  14,700       653,709      14,700       653,709
                                                      NORFOLK SOUTHERN CORP           26,800       535,732      26,800       535,732
                                                      OMNICOM GROUP                    8,050       520,030       8,050       520,030
                                                      ORACLE CORP                     48,275       521,370      48,275       521,370
                                                      PARTNERRE LTD.                   5,700       295,374       5,700       295,374

                                                      PEPSICO INC                      7,450       314,539       7,450       314,539
                                                      PFIZER INC                      50,275     1,536,907      50,275     1,536,907
                                                      PHARMACIA CORP                  19,536       816,605      19,536       816,605
                                                      PROCTER & GAMBLE CO              3,150       270,711       3,150       270,711
                                                      PROTECTIVE LIFE CORP            22,700       624,704      22,700       624,704
                                                      PRUDENTIAL FINANCIAL INC         8,500       269,790       8,500       269,790
                                                      QLOGIC CORP                      4,500       155,295       4,500       155,295
                                                      QUALCOMM INC                     8,350       303,857       8,350       303,857
                                                      QUEST DIAGNOSTICS                8,800       500,720       8,800       500,720
                                                      ROHM AND HAAS CO                15,300       496,944      15,300       496,944
                                                      SBC COMMUNICATIONS, INC         25,200       683,172      25,200       683,172
                                                      SLM CORP                         4,000       415,440       4,000       415,440
                                                      SABRE HOLDINGS CORP             13,100       237,241      13,100       237,241
                                                      SAFECO CORPORATION              11,300       391,771      11,300       391,771
SAFEWAY INC                   241,600      5,643,776  SAFEWAY INC                     20,500       478,880     262,100     6,122,656
                                                      SANDISK CORPORATION             10,900       221,270      10,900       221,270
                                                      SCIENTIFIC-ATLANTA INC          28,900       342,754      28,900       342,754
                                                      SOUTHWEST AIRLINES              31,600       439,240      31,600       439,240
SPRINT CORP -FON GROUP        205,800      2,979,984                                                           205,800     2,979,984
                                                      STMICROELECTRONICS NV -NY
                                                      SHS NY
                                                      REG SHARES                      23,200       452,632      23,200       452,632
                                                      SUNCOR ENERGY INC               61,200       959,004      61,200       959,004
                                                      SYMANTEC  CORP.                  7,475       302,364       7,475       302,364
                                                      SYSCO CORP                      22,875       681,446      22,875       681,446
                                                      3COM CORP                      116,800       540,784     116,800       540,784
                                                      3M CO.                           8,700     1,072,710       8,700     1,072,710
                                                      TRANSACTION SYSTEMS ARCHIT      79,200       514,800      79,200       514,800
TXU CORPORATION               274,800      5,133,264                                                           274,800     5,133,264
                                                      UNITEDHEALTH GROUP INC          11,600       968,600      11,600       968,600
US BANCORP                    267,300      5,672,106                                                           267,300     5,672,106
                                                      VIACOM INC CLASS B              16,450       670,502      16,450       670,502
                                                      WAL-MART STORES INC             20,225     1,021,565      20,225     1,021,565
WALT DISNEY CO.               378,000      6,165,180                                                           378,000     6,165,180
WASHINGTON MUTUAL INC         278,200      9,606,246                                                           278,200     9,606,246
WASTE MANAGEMENT INC          212,900      4,879,668                                                           212,900     4,879,668

                                                      WELLPOINT HEALTH NETWORKS       14,200     1,010,472      14,200     1,010,472
                                                      WELLS FARGO & CO                19,800       928,026      19,800       928,026
                                                      WENDY'S INTERNATIONAL INC       12,200       330,254      12,200       330,254
                                                      ZIMMER HOLDINGS INC             15,500       643,560      15,500       643,560
                                        ------------                                           -----------              ------------
                                        $206,911,175                                           $58,034,146              $264,945,321
                                        ------------                                           -----------              ------------

                      Par                                                           Par                         Par
DEBT SECURITIES:    Value          Value                                           Value        Value          Value         Value
                  --------------------------                                    ----------------------------------------------------
                                                CAPITAL ONE BANK -BKNT, 6.875%
                    $        --  $         --   2/6/01 DUE 2/1/06               $  700,000    $  677,216       700,000       677,216

                                                CARAT 2002-3 A3, 3.58%
                                                8/08/02 DUE 10/16/06               700,000       722,435       700,000       722,435

                                                CLEAR CHANNEL COMM NTS, 7.65%
                                                9/12/00 DUE 9/15 /2010             500,000       566,426       500,000       566,426

                                                CONAGRA FOODS INC, 6.75%
                                                9/10/01 DUE 9/15/11                200,000       227,432       200,000       227,432

                                                CONSOLIDATED EDISON INC,
                                                5.625% 6/24/02 DUE 7/01/12         700,000       748,541       700,000       748,541

                                                COUNTRYWIDE HOME LOAN, 5.5%
                                                1/29/02 DUE 2/1/07                 850,000       902,493       850,000       902,493

                                                DELTA AIR LINES, 9.2% 8/12/92
                                                DUE 9/23/14                        600,000       431,448       600,000       431,448

                                                DEVON FINANCING CORP ULC,
                                                6.875% 10/03/01 DUE 9/30/11        400,000       445,543       400,000       445,543

                                                DOMINION RESOURCES INC, 5.7%
                                                9/16/02 DUE 9/17/12                650,000       674,151       650,000       674,151

                                                DUKE ENERGY CORPORATION,
                                                6.25% 1/14/02 DUE 1/15/12          200,000       208,734       200,000       208,734

                                                ENSCO INTERNATIONAL INC,
                                                6.75% 11/25/97 DUE 11/15/07        600,000       668,040       600,000       668,040

                                                FGLMC POOL# C01175, 7% 5/1/01
                                                DUE 5/1/31                         354,664       372,772       354,664       372,772

                                                FHLMC GOLD POOL# E00996, 6.5%
                                                7/01/01 DUE 7/01/16                488,404       516,490       488,404       516,490

                                                FNMA PL# 251813, 6.5% 6/1/98
                                                DUE 7/1/28                         540,516       563,694       540,516       563,694

                                                FNMA POOL # 252805, 7% 9/1/99
                                                DUE 10/1/29                        269,296       283,493       269,296       283,493

                                                FNMA POOL 619099, 5.5% 5/1/02
                                                DUE 5/1/17                       1,094,911     1,136,801     1,094,911     1,136,801

                                                FNMA POOL# 253929, 7.5%
                                                7/1/01 DUE 8/1/2031              1,186,366     1,259,612     1,186,366     1,259,612

                                                FNMA POOL# 254263, 6.5%
                                                3/01/02 DUE 4/01/32              1,638,483     1,706,768     1,638,483     1,706,768

                                                FNMA POOL# 580077, 6.5%
                                                9/01/01 DUE 9/01/31                537,193       559,591       537,193       559,591

                                                FNMA POOL# 585742, 6.0%
                                                5/01/01 DUE 5/01/16                812,580       850,621       812,580       850,621

                                                FNMA POOL# 609676, 6.0%
                                                9/01/01 DUE 10/01/16             1,335,964     1,398,507     1,335,964     1,398,507

                                                FORD MOTOR COMPANY, 7.45%
                                                7/16/99 DUE 7/16/31              1,265,000     1,100,384     1,265,000     1,100,384

                                                FORT JAMES CORPORATIONS,
                                                6.875% 9/29/97 DUE 9/15/07       1,000,000       950,000     1,000,000       950,000

                                                GENERAL ELEC CAP CORP, 6%
                                                6/7/02 DUE 6/15/12                 500,000       539,837       500,000       539,837

                                                GENERAL ELECTRIC CAP
                                                CORP-MTN, 6.75% 3/20/02 DUE
                                                3/15/32                            225,000       248,758       225,000       248,758

                                                GNMA PL# 569552, 6.0% 1/1/02
                                                DUE 1/15/32                      3,257,267     3,395,731     3,257,267     3,395,731

                                                GNMA POOL# 410247, 8.0%
                                                12/01/95 DUE 12/15/25              311,882       340,537       311,882       340,537

                                                GNMA POOL# 781129, 7.0%
                                                1/01/00 DUE 11/15/28               401,404       426,460       401,404       426,460

                                                HOST MARRIOTT LP, 9.5%
                                                12/14/01 DUE 1/15/07               600,000       609,000       600,000       609,000

                                                IMC GLOBAL NTS CL MK WHLE,
                                                7.625% 11/12/98 DUE 11/1/5       1,000,000       960,000     1,000,000       960,000

                                                ING GROEP NV, 8.0% 10/08/99
                                                DUE 10/30/06                       300,000       342,856       300,000       342,856

                                                INTL LEASE FINANCE CORP,
                                                6.375% 3/8/02 DUE 3/15/09          900,000       961,456       900,000       961,456

                                                KELLOGG CO -SERIES B, 6.6%
                                                3/29/01 DUE 4/01/11                260,000       292,824       260,000       292,824

                                                KERR-MCGEECORP., 5.875%
                                                10/3/01 DUE 9/15/06                400,000       433,657       400,000       433,657

                                                KRAFT FOODS INC, 5.625%
                                                11/2/01 DUE 11/1/11              1,200,000     1,282,877     1,200,000     1,282,877

                                                LEHMAN BROTHERS HOLDINGS INC,
                                                7.0% 1/29/01 DUE 2/1/08            440,000       497,445       440,000       497,445

                                                LYONDELL CHEMICAL CO, 10.875%
                                                5/17/99 DUE 5/01/09                600,000       513,000       600,000       513,000

                                                ROHM & HASS CO, 7.85% 7/6/09
                                                DUE 7/15/29                        200,000       250,060       200,000       250,060

                                                SIMON PROPERTY GROUP LP,
                                                6.375% 10/26/01 DUE 11/15/07     1,000,000     1,081,679     1,000,000     1,081,679

                                                SPRINT CAPITAL CORP, 6.125%
                                                11/16/98 DUE 11/15/08              675,000       614,250       675,000       614,250

                                                TARGET CORP, 7.5% 8/10/00
                                                DUE 8/15/10                        280,000       332,386       280,000       332,386

                                                TIME WARNER INC NTS, 6.625%
                                                11/23/98 DUE 5/15/29               600,000       551,654       600,000       551,654

                                                TRICON GLOBAL RESTAURANT,
                                                8.5% 4/12/01 DUE 4/15/2006         950,000     1,009,375       950,000     1,009,375

                                                UNITED STATES TREASURY BOND,
                                                6.0% 2/15/96 DUE 2/15/26         4,100,000     4,698,506     4,100,000     4,698,506

                                                US BANCORP, 5.1% 5/28/02 DUE
                                                7/15/2007                          600,000       642,260       600,000       642,260

                                                US TREASURY BOND, 7.5%
                                                11/15/86 DUE 11/15/16            1,875,000     2,452,001     1,875,000     2,452,001

                                                VERIZON NEW JERSEY INC,
                                                5.875% 1/22/02 DUE 1/17/12         200,000       211,903       200,000       211,903

                                                WEYERHAEUSER CO, 5.95% 5/1/02
                                                DUE 11/1/08                        425,000       453,685       425,000       453,685
                                 ------------                                                             ------------  ------------
                                 $         --                                                             $ 40,113,389  $ 40,113,389
                                 ------------                                                             ------------  ------------

SHORT-TERM:

IBT REPURCHASE
AGREEMENT           $10,020,845  $ 10,020,845   IBT REPURCHASE AGREEMENT        $2,927,257  $  2,927,257   $12,948,102  $ 12,948,102

                                                BANK OF MONTREAL, 1.320% due
                                                1/30/2003                          100,732       100,732       100,732       100,732

                                                BNP PARIBAS, 1.320% due
                                                2/07/2003                          996,257       996,257       996,257       996,257

                                                CANADIAN IMPERIAL BANK OF
                                                COMMERCE, 1.225% due 5/19/2003     597,754       597,754       597,754       597,754

                                                COMERICA BANK, 1.400% due
                                                11/19/2003                         199,251       199,251       199,251       199,251

                                                DREYFUS CASH MANAGEMENT PLUS
                                                FUND, 1.358% due 1/02/2003         996,257       996,257       996,257       996,257

                                                GALAXY FUNDING, 1.353% due
                                                2/07/2003                           99,626        99,626        99,626        99,626

                                                GOLDMAN SACHS GROUP INC.,
                                                1.363% due 1/02/2003               199,251       199,251       199,251       199,251

                                                LIBERTY LIGHTHOUSE FUNDING,
                                                1.343% due 1/14/2003               199,251       199,251       199,251       199,251

                                                MERRIMAC CASH FUND, PREMIUM
                                                CLASS, 1.422% due 1/02/2003      1,036,107     1,036,107     1,036,107     1,036,107

                                                ROYAL BANK OF SCOTLAND, 1.330%
                                                due 1/15/2003                      537,978       537,978       537,978       537,978
                                 ------------                                               ------------                ------------
                                 $ 10,020,845                                               $  7,889,721                $ 17,910,566
                                 ------------                                               ------------                ------------
Total Investments                $216,932,020                                               $106,037,256                $322,969,276
                                 ============                                               ============                ============

          See accompanying notes to the pro forma financial statements

(a) Certain securities that do not conform to the investment strategies to be in effect after the reorganization will be disposed of prior to the reorganization.

CDC Nvest Growth and Income Fund
Notes to Pro Forma Combined Financial Statements (unaudited)
December 31, 2002

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization ("Plan of Reorganization") by the shareholders of the CDC Nvest Balanced Fund ("Balanced Fund"), a series of CDC Nvest Funds Trust I, the CDC Nvest Growth and Income Fund (the "Growth and Income Fund"), a series of the CDC Nvest Funds Trust II, would acquire all the assets of the Balanced Fund in exchange for newly issued shares of beneficial interest of the Growth and Income Fund (the "Merger Shares") and the assumption by the Growth and Income Fund of all of the liabilities of the Balanced Fund followed by a distribution of the Merger Shares to the shareholders of the Balanced Fund.

As a result of the proposed transaction, the Balanced Fund will receive a number of Class A, Class B, Class C and Class Y shares of the Growth and Income Fund equal in value to the value of the net assets of the Balanced Fund being transferred and attributable to the Class A, Class B, Class C and Class Y shares of the Balanced Fund. Following the transfer, each Class A, Class B, Class C and Class Y share of the Balanced Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C or Class Y Merger Shares of the Growth and Income Fund equal in value, as of the close of business on the day of the exchange, to the value of the shareholder's Class A, Class B, Class C or Class Y Balanced Fund shares.

The pro forma financial statements reflect the combined financial position of the Balanced Fund with the Growth and Income Fund at December 31, 2002, and the pro forma combined results of operations for the year ended December 31, 2002, as though the reorganization had occurred on January 1, 2002.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

Pro Forma Adjustments:

The pro forma combined Statement of Assets and Liabilities reflects the reclassification of capital for the Balanced Fund into shares of beneficial interest of the Growth and Income Fund.

The pro forma combined Statement of Operations reflects the following adjustments:

Management, accounting and administration, Classes A, B and C transfer agent fees and custodian fees have been restated to reflect current fees.

Certain other expenses including trustees, legal, shareholder reporting, audit and tax fees have been reduced reflective of the savings expected to arise from the transaction.

          Appendix A - Additional Information About the Acquiring Fund

                             INVESTMENT RESTRICTIONS

            The following is a description of restrictions on the investments to be made by the CDC Nvest Growth and Income Fund (the "Growth and Income Fund" or the "Fund"). The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended, the "1940 Act"). Except in the case of restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectus/Proxy Statement apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Growth and Income Fund

The Growth and Income Fund will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

*(4) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein;

*(5) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

*(6) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(7) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(8) Borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

*(9) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act; or

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities
      (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the trustees of CDC Nvest Funds Trust II (the "Trust")).

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.

      Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

                            FUND CHARGES AND EXPENSES

ADVISORY FEES

      Pursuant to the advisory agreement, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Growth and Income Fund and to provide a range of administrative services to the Fund. For the services described in the advisory agreement, the Fund has agreed to pay CDC IXIS Advisers an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to any subadvisory agreements:

                             Advisory fee payable by Fund to CDC IXIS Advisers
          Fund                (as a % of average daily net assets of the Fund)
--------------------------   --------------------------------------------------
Growth and Income Fund         0.70%      of the first $200 million
                               0.65%      of the next $300 million
                               0.60%      of amounts in excess of $500 million

      The advisory agreement for the Growth and Income Fund provides that CDC IXIS Advisers may delegate its responsibilities thereunder to another party. CDC IXIS Advisers has delegated the portfolio management responsibilities of the Fund's assets to a subadviser, Harris Associates L.P. ("Harris Associates"). For the services described in the subadvisory agreement dated as if October 29, 2002, Harris Associates receives a subadvisory fee at the annual rates set forth below:

                                                             Subadvisory fee payable to subadviser
          Fund                     Subadviser           (as a % of average daily net assets of the Fund)
--------------------------   ------------------------   ------------------------------------------------
Growth and Income Fund         Harris Associates (1)        0.45%         of the first $250 million

                                                            0.40%         of the next $250 million

                                                            0.35%         of amounts in excess of $500 million

(1) Prior to July 1, 2002, Westpeak Global Advisors, L.P. ("Westpeak") served as subadviser to the Growth and Income Fund providing for a subadvisory fee payable to Westpeak at the annual rate of 0.50% of the first $25 million of the Fund's average daily net assets, 0.40% of the next $75 million of the Fund's average daily net assets, 0.35% of the next $100 million of the Fund's average daily net assets and 0.30% of amounts in excess of $200 million.

      For the last three fiscal years (or the periods indicated) the following table shows the advisory fees (including subadvisory fees) paid by the Fund and of these amounts, the total paid to CDC IXIS Advisers and the total paid to the subadviser of the Fund1:

                               2000            2001            2002
                           ----------      ----------      ----------

Total Advisory Fee         $3,609,994      $2,760,399      $1,933,542

CDC IXIS Advisers
           Total Paid      $1,819,201      $1,357,522      $  822,272

Westpeak
           Total Paid      $1,790,793      $1,402,877      $  575,608

Harris Associates
           Total Paid            --              --        $  535,662

(1) Effective July 1, 2002, Harris Associates replaced Westpeak as subadviser to the Growth and Income Fund.

      For more information about the Fund's advisory and subadvisory agreements, see "Management of the Trusts" below.

BROKERAGE COMMISSIONS

Set forth below are the amounts the Fund paid in brokerage commissions during the last three fiscal years and the amounts the Fund paid in brokerage transactions and brokerage commissions to brokers providing research services for the fiscal year. For a description of how transactions in portfolio securities are effected and how the Fund's subadviser selects brokers, see the section entitled "Portfolio Transactions and Brokerage" below.

                                                               2000             2001              2002
                                                            ----------      ------------      ------------
Brokerage Transactions
   Allocated to brokers providing research services                 --      $182,352,701      $162,448,957

Brokerage Commissions
   Total Brokerage Commissions Paid                         $1,110,676      $  1,215,373      $    700,976
   Commissions paid to Brokers providing research
   services                                                         --      $    236,414      $    204,275
   Commissions paid to Affiliated Brokers** Harris
   Associates Securities L.P ("HASLP")                              --                --      $    150,573
   ** For the fiscal year ended December 31, 2002, the
   Fund paid 5.6% of its total brokerage commissions
   to HASLP and effected 6.6% of its total brokerage
   transactions through HASLP

SALES CHARGES AND 12B-1 FEES

      As explained below, the Classes A, B and C shares of the Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Fund during the last three fiscal years (the Fund's fiscal year is the calendar year).

                                    2000                2001              2002
                                ----------          ----------          --------

(Class A)                       $  813,590          $  613,071          $421,102
(Class B)                       $1,848,154          $1,384,899          $935,177
(Class C)                       $  221,749          $  132,025          $ 80,657

During the fiscal year ended December 31, 2002, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):

(Class A shares)
Compensation to Investment Dealers                                            419,264
Compensation to Distributor's Sales Personnel and Other Related Costs      $  192,122
                                                                           ----------
                                                              TOTAL        $  611,386

(Class B shares)
Compensation to Investment Dealers                                         $  919,329
Compensation to Distributor's Sales Personnel and Other Related Costs      $  163,369
                                                                           ----------
                                                              TOTAL         1,082,698

(Class C shares)
Compensation to Investment Dealers                                         $   81,286
Compensation to Distributor's Sales Personnel and Other Related Costs      $   28,760
                                                                           ----------
                                                              TOTAL        $  110,046

                            OWNERSHIP OF FUND SHARES

      As of April 11, 2003, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund.

                                                                                  Percentage
                                                                                  of Shares
                            Name and Address of Record Owner                        Owned
                            --------------------------------                        -----
Growth and Income
Fund

Class C                     MLPF&S for the sole benefit of its customers*          11.36%
                            Attn: Fund Administration ML#97UA2
                            4800 Deer Lake Drive East - 2nd Floor
                            Jacksonville, FL 32246-6484

Class Y                     T. Rowe Price Trust Company*                           36.81%
                            For the benefit of retirement plan clients
                            P.O. Box 17215
                            Baltimore, MD 21297-1215

                            Metropolitan Life Insurance*                           33.51%
                            GADC Dianne Lunny
                            501-6 Boylston Street
                            Boston, MA 02116-3769

                            Charles Schwab & Company Inc*                          22.09%
                            Special Custody Account for the benefit of its
                            Customers
                            Attn: Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA 94104-4122

* Such ownership may be beneficially held by individuals or entities other than the owner listed.

** Entity owned more than 25% or more of the outstanding shares of the noted class of the noted Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or other entities other than the owner listed.

                       INVESTMENT PERFORMANCE OF THE FUND

         Performance Results - Percent Change* and Comparative Averages
                         For the Periods Ended 12/31/02

GROWTH AND INCOME FUND
Class A shares

                                                     Aggregate Total Return                Average Annual Total Return
                                                   ---------------------------      ---------------------------------------------
As a % of                                            5 Years        10 Years          1 Year           5 Years         10 Years
                                                     -------        --------          ------           -------         --------
Net Asset Value                                      -14.12%         97.83%           -20.03%          -3.00%            7.06%
Maximum Sales Charge                                 -19.08%         86.52%           -24.64%          -4.15%            6.43%

                                     Average Annual Total Return - After Taxes       Average Annual Total Return - After Taxes on
                                                  on Distributions                     Distributions and Sales of Fund Shares
                                    ---------------------------------------------   ----------------------------------------------
As a % of                              1 Year        5 Years        10 Years          1 Year           5 Years         10 Years
                                       ------        -------        --------          ------           -------         --------
Net Asset Value                       -20.03%        -4.77%           4.18%           -12.30%          -2.52%            4.99%
Maximum Sales Charge                  -24.64%        -5.89%           3.57%           -15.13%          -3.41%            4.45%

                                       1 Year        5 Years        10 Years
                                       ------        -------        --------
Morningstar Large Blend Average+      -22.02%        -1.47%           7.85%
Lipper Large Cap Core Funds
Average+                              -23.49%        -1.90%           7.55%

Class B shares

                                            Aggregate Total Return                           Average Annual Total Return
                                 ----------------------------------------------     -----------------------------------------------
                                                                    Since                                                Since
As a % of                                           5 Years        9/13/93**         1 Year           5 Years          9/13/93**
                                                    -------        ---------         ------           -------          ---------
Net Asset Value                                     -17.27%         73.23%           -20.67%           -3.72%            6.09%
CDSC and Redemption at End of
Period                                              -18.45%         73.23%           -24.63%           -4.00%            6.09%

                                  Average Annual Total Return - After Taxes on        Average Annual Total Return - After Taxes on
                                                 Distributions                           Distributions and Sales of Fund Shares
                                 -----------------------------------------------     ----------------------------------------------
                                                                     Since                                              Since
As a % of                           1 Year          5 Years         9/13/93**        1 Year           5 Years          9/13/93**
                                    ------          -------        ----------        ------           -------          ----------
Net Asset Value                     -20.67%         -5.47%           3.16%           -12.69%           -3.04%            4.22%
CDSC and Redemption at End of
Period                              -24.63%         -5.77%           3.16%           -15.13%           -3.26%            4.22%

                                                                     Since
                                     1 Year         5 Years         9/30/93
                                     ------         -------         --------
Morningstar Large Blend
Average+                            -22.02%         -1.47%           7.45%
Lipper Large Cap Core Funds
Average+                            -23.49%         -1.90%           7.71%

Class C shares

                                             Aggregate Total Return                            Average Annual Total Return
                                  ----------------------------------------------    ----------------------------------------------
                                                                    Since                                                Since
As a % of                                           5 Years        5/1/95**          1 Year           5 Years           5/1/95**
                                                    -------       ---------          ------           -------          ---------
Net Asset Value                                     -17.34%         53.16%           -20.69%           -3.74%            5.72%
Maximum Sales Charge and
Redemption at End of Period***                      -18.15%         51.62%           -22.23%           -3.93%            5.58%


                                  Average Annual Total Return - After Taxes on      Average Annual Total Return - After Taxes on
                                                  Distributions                        Distributions and Sales of Fund Shares
                                  ----------------------------------------------    ----------------------------------------------
                                                                    Since                                               Since
As a % of                            1 Year         5 Years        5/1/95**          1 Year           5 Years          5/1/95**
                                     ------         -------        --------          ------           -------          --------
Net Asset Value                      -20.69%        -5.49%           2.45%           -12.70%           -3.06%            3.87%
Maximum Sales Charge and
Redemption at End of Period***       -22.23%        -5.68%           2.32%           -13.65%           -3.20%            3.75%

                                                                     Since
                                     1 Year         5 Years         5/31/95
                                     ------         -------         --------
Morningstar Large Blend Average+     -22.02          -1.47           6.82%
Lipper Large Cap Core Funds
Average+                             -23.49%         -1.90%          6.50%

Class Y shares

                                              Aggregate Total Return                         Average Annual Total Return
                                  ----------------------------------------------   -------------------------------------------------
                                                                                                                         Since
As a % of                                        Since 11/18/98**                      1 Year                          11/18/98**
                                                 ----------------                      ------                          ----------
Net Asset Value                                     -23.70%                           -19.61%                            -6.36%


                                   Average Annual Total Return - After Taxes on      Average Annual Total Return - After Taxes on
                                                  Distributions                         Distributions and Sales of Fund Shares
                                  ----------------------------------------------   -------------------------------------------------
                                                                      Since                                             Since
As a % of                            1 Year                         11/18/98**       1 Year                          11/18/98**
                                     ------                        -----------       ------                          ----------
Net Asset Value                      -19.61%                         -7.62%          -12.04%                           -5.02%

                                                                      Since
                                     1 Year                         11/30/98
                                     ------                         ---------

Morningstar Large Blend Average+     -22.02%                         -4.61%
Lipper Large Cap Core Funds
Average+                             -23.49%                         -5.92%

+ An average of the total returns of mutual funds with a current investment style similar to the Fund as calculated by Morningstar, Inc. or Lipper, Inc. The returns of the average are adjusted for ongoing management and distribution and operating expenses applicable to mutual fund investments but not reflect any sales charges. The returns do not reflect the effect of taxes.

* Federal regulations require these examples to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Fund is $2,500, however.

**    Commencement of Fund operations or offering of specified class of shares.

*** Class C share performance assumes a 1.00% front-end sales charge and, for the 1 year period, a 1.00% CDSC that applies to sales within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% front-end load. Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.

      The foregoing data represents past performance only and is not a prediction as to the future returns of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

              MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS

      The following is a list of certain investment strategies, including particular types of securities or specific practices that may be used by the adviser or sub-adviser of the Fund in managing the Fund and that are not principal strategies. The Fund's primary strategies are detailed in the Prospectus/Proxy Statement. The list of securities under each category below is not intended to be an exclusive list of securities for investment. The adviser or subadviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the securities specially enumerated under each category. The subadviser or adviser may invest in any security that falls under the specific category including securities that are not listed below.

                           Securities                                        Practices
                           ----------                                        ---------
 Growth and Income Fund    Debt Securities (Investment Grade Corporate       Initial Public Offerings
                           Securities, Zero-coupon Securities, Convertible   Futures Contracts
                           Securities, U.S. Government Securities)           Options
                           Equity Securities (Investment Companies)          Swap Contracts
                           Foreign Securities (Supranational Entities,       Illiquid Securities
                           Depositary Receipts, Currency Hedging)            Borrowing
                           Money Market Instruments


TYPES OF SECURITIES

DEBT SECURITIES

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon securities, do not pay interest but are sold at deep discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities.

Debt securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risk. Debt securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes an issuer may make these payments from money raised through a variety of sources, including, with respect to issue, if municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate or municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a fund that invests in debt securities for any particular period. Fluctuations in the value of the Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Convertible Securities The Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

Investment-Grade Debt Securities Investment grade debt securities include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser or subadviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Description of Securities Ratings" below.

U.S. Government Securities The Fund may invest in some or all of the following U.S. government securities:

o U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

o U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

o Treasury Inflation-Protected Securities ("TIPS") - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

o Risk The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

o "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

o "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

o "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

Risk U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Zero-coupon Securities The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must annually distribute at least 90% of, among other things, its net taxable income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the % distribution requirement with respect to accrued original issue discount. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

EQUITY SECURITIES

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase.

Investment Companies The Fund may invest in other investment companies. Investment companies, including companies such as "iShares", "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Fund's adviser or subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

FOREIGN SECURITIES

The Fund may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Depository Receipts The Fund may invest in foreign equity securities by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities and therefore less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depository Receipts ("ADRs") are depository receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are depository receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United State corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Supranational Entities The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Foreign Currency Hedging Transactions To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures", "Options" and "Swap Contracts" below.

MONEY MARKET INSTRUMENTS

The Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to those securities, which are often purchased for defensive purposes.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

TYPES OF PRACTICES

Repurchase Agreements The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Illiquid Securities Illiquid securities are those that are not readily resaleable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless an adviser or subadviser has determined, under guidelines established by the Board of Trustees, that the particular issue is liquid.

Initial Public Offerings The Fund may purchase securities of companies that are offered pursuant to an initial public offerings ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund's investment in IPO securities may have a significant impact on the Fund's performance and may result in significant capital gains.

Futures Contracts A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Options An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

A call option on a futures contract written by the Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

A put option on a futures contract written by the Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit the Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All call options written by the Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

Swap Contracts Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

Risks. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the Fund purchases foreign stock index futures.

The successful use of transactions in futures and options depends in part on the ability of the Fund's adviser or subadviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements and/or movements of the relevant indices in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Securities Lending The Fund may lend from its total assets in the form of its portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market funds subject to any investment restrictions listed above. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser or subadviser) affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees or persons acting pursuant to the direction of the Board.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-term Trading The Fund may, consistent with its investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's or subadviser's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

Temporary Strategies The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Fund's adviser and subadviser may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its investment goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE TRUSTS

--------------------------------------------------------------------------------

      The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

      The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this Appendix A, the term "Independent Trustee" means those trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees. For purposes of this Appendx A, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

                                                  Term of                                   Number of
                                                Office and                                  Portfolios
                                 Position(s)     Length of                                   in Fund
                                  Held with        Time         Principal Occupation(s)      Complex
    Name, Age and Address           Funds         Served          During Past 5 Years        Overseen       Other Directorships Held
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
INDEPENDENT TRUSTEES
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
Graham T. Allison, Jr.            Trustee         Until      Douglas Dillon Professor          22        Director, Taubman Centers,
(63)                                            retirement*   and Director of the                       Inc.
399 Boylston Street               Contract                    Belfer Center for Science
Boston, MA 02116                 Review and      19 years     and International Affairs,                 Board Member, USEC Inc.
                                 Governance                   John F. Kennedy School of
                                  Committee                   Government, Harvard
                                   Member                     University
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
Daniel M. Cain (58)                Trustee         Until      President and CEO, Cain           22       Trustee, Universal Health
452 Fifth Avenue                                retirement*   Brothers & Company,                        Realty Income Trust
New York, NY 10018                Chairman of                 Incorporated (investment
                                   the Audit      7 years     banking)                                   Director, PASC
                                  Committee
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
Kenneth J. Cowan (71)              Trustee         Until      Retired                           22       None
399 Boylston Street                             retirement*
Boston, MA 02116                 Chairman of
                                 the Contract    28 years
                                 Review and
                                 Governance
                                  Committee
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
Richard Darman (59)                Trustee         Until      Partner, The Carlyle Group        22       Director and Vice Chairman,
399 Boylston Street                             retirement*   (investments); formerly,                   AES Corporation
Boston, MA 02116                  Contract                    Professor, John F. Kennedy
                                 Review and       7 years     School of Government,
                                 Governance                   Harvard University
                                  Committee
                                   Member
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
Sandra O. Moose (61)               Trustee         Until      Senior Vice President and         22       Director, Verizon
One Exchange Place                              retirement*   Director, The Boston                       Communications
Boston, MA 02109                    Audit                     Consulting Group, Inc.
                                  Committee      21 years     (management consulting)                    Director, Rohm and Haas
                                   Member                                                                Company
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------

                                                  Term of                                   Number of
                                                Office and                                  Portfolios
                                 Position(s)     Length of                                   in Fund
                                  Held with        Time         Principal Occupation(s)      Complex
    Name, Age and Address           Funds         Served          During Past 5 Years        Overseen       Other Directorships Held
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
John A. Shane (70)                 Trustee         Until      President, Palmer Service         22       Director, Gensym
200 Unicorn Park Drive                          retirement*   Corporation (venture                       Corporation;
Woburn, MA 01801                    Audit                     capital organization)
                                  Committee       21 years                                               Director, Overland Storage,
                                   Member                                                                Inc.;

                                                                                                         Director, Abt Associates
                                                                                                         Inc.
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
Pendleton P. White (72)            Trustee         Until      Retired                           22       None
6 Breckenridge Lane                             retirement*
Savannah, GA 31411                Contract
                                 Review and      22 years
                                 Governance
                                  Committee
                                   Member
---------------------------------------------- -------------- ---------------------------- ------------- ---------------------------
INTERESTED TRUSTEES
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
John T. Hailer** (42)             President         Not       President and Chief               22       None
399 Boylston Street               and Chief     Applicable    Executive Officer, CDC
Boston, MA 02116                  Executive                   IXIS Asset Management
                                   Officer        3 years     Distributors, L.P.;
                                                              formerly, Senior Vice
                                   Trustee                    President, Fidelity
                                                              Investments
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
Peter S. Voss*** (56)                               Not       Director, President and           22       Trustee, Harris Associates
399 Boylston Street              Chairman of     Applicable   Chief Executive Officer,                   Investment Trust****
Boston, MA 02116                  the Board                   CDC IXIS Asset Management
                                                11 years      North America, L.P.
                                   Trustee
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------


                                                  Term of                                   Number of
                                                Office and                                  Portfolios
                                 Position(s)     Length of                                   in Fund
                                  Held with        Time         Principal Occupation(s)      Complex
    Name, Age and Address           Funds         Served          During Past 5 Years        Overseen       Other Directorships Held
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
OFFICERS
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
Nicholas H. Palmerino                               Not       Senior Vice President, CDC       N/A       N/A
(38)                             Treasurer       Applicable   IXIS Asset Management
399 Boylston Street                                           Services, Inc.; Senior
Boston, MA 02116                                               Vice President, CDC IXIS
                                                              Asset Management Advisers,
                                                              L.P.; formerly, Vice
                                                              President, Loomis, Sayles
                                                              & Company, L.P.
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------
John E. Pelletier (38)                              Not       Senior Vice President,           N/A       N/A
399 Boylston Street             Secretary        Applicable   General Counsel, Secretary
Boston, MA 02116                and Clerk                     and Clerk, CDC IXIS
                                                              Distribution Corporation;
                                                              Senior Vice President,
                                                              General Counsel, Secretary
                                                              and Clerk, CDC IXIS Asset
                                                              Management Distributors,
                                                              L.P.; Senior Vice
                                                              President, General
                                                              Counsel, Secretary and
                                                              Clerk, CDC IXIS Asset
                                                              Management Advisers, L.P.;
                                                              Executive Vice President,
                                                              General Counsel,
                                                              Secretary,  Clerk, and
                                                              Director, CDC IXIS Asset
                                                              Management Services, Inc.
------------------------------- -------------- -------------- ---------------------------- ------------- ---------------------------


* All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72.

** Mr. Hailer is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the Trust:
      Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Advisers.

*** Mr. Voss is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the Trust: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc. ; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; and Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

**** As of January 30, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

      Each person listed above holds the same position(s) with CDC Nvest Funds Trust I, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and their respective series, and AEW Real Estate Income Fund (collectively, with the Trust and its respective series, the "CDC Nvest Funds Complex" or the "Trusts"; the Trusts' series are sometimes referred to as the "CDC Nvest Funds").

Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. or CDC IXIS Advisers are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trusts' trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

Standing Board Committees

      The Contract Review and Governance Committee of the CDC Nvest Funds is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Funds, and governance matters relating to the Funds. During the fiscal year ended December 31, 2002, this Committee held five (5) meetings.

      The Audit Committee of the CDC Nvest Funds is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Funds' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended December 31, 2002, this Committee held four (4) meetings.

Trustee Fees

      The Trust pays no compensation to its officers or to its trustees who are interested persons thereof.

      Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year; each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual fund portfolios in the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund.

      During the Trust's fiscal year ended December 31, 2002, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of the other CDC Nvest Funds Trusts.

                                                                         Estimated           Total
                                 Aggregate                                 Annual         Compensation
                               Compensation    Pension or Retirement      Benefits          from the
                                 from the       Benefits Accrued as         Upon         CDC Nvest Funds
        Name of Trustee           Trust*       Part of Fund Expenses     Retirement         Complex*+
        ---------------        ------------    ---------------------     ----------      ---------------
   INDEPENDENT TRUSTEES
   Graham T. Allison, Jr.         $10,607                $0                  $0              $74,535
   Daniel M. Cain                 $10,855                $0                  $0              $76,887
   Kenneth J. Cowan               $11,547                $0                  $0              $81,637
   Richard Darman                 $10,823                $0                  $0              $76,410
   Sandra O. Moose                $10,131                $0                  $0              $71,285
   John A. Shane                  $10,131                $0                  $0              $71,660
   Pendleton P. White             $10,823                $0                  $0              $76,410

   INTERESTED TRUSTEES
   Peter S. Voss                    $0                   $0                  $0                $0
   John T. Hailer                   $0                   $0                  $0                $0


* Amounts include payments deferred by trustees for 2002. The total amount of deferred compensation for all periods through December 31, 2002 accrued for the trustees follows: Allison ($789,587); Cain ($119,353); Cowan ($153,462) and Darman ($165,158).

+ Total Compensation represents amounts paid during 2002 to a trustee for serving on the board of trustees of seven (7) trusts with a total of twenty-two (22) funds as of December 31, 2002.

      The Trusts provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Trusts on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees. As a result of this arrangement, each Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

      At April 11, 2003, the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund or of the Trust as a whole.

      As of December 31, 2002, the trustees had the following ownership in the
Fund:

                                    Dollar Range of
                                         Equity           Aggregate Dollar Range of Equity Securities in All
                                   Securities in the    Registered Investment Companies Overseen by Trustee in
          Name of Trustee                Fund*                      Family of Investment Companies*
          ---------------          -----------------    ------------------------------------------------------
   INDEPENDENT TRUSTEES
   Graham T. Allison, Jr.                  A                                       E
   Daniel M. Cain                          A                                       D
   Kenneth J. Cowan                        B                                       E
   Richard Darman                          A                                       E
   Sandra O. Moose                         A                                       E
   John A. Shane                           A                                       A
   Pendleton P. White                      B                                       B

   INTERESTED TRUSTEES
   Peter S. Voss                           A                                       E
   John T. Hailer                          C                                       E

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

Advisory and Subadvisory Agreements

      The Fund's advisory agreement with CDC IXIS Advisers provides that the adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund's assets in accordance with its investment objectives and policies.

      The Fund pays all expenses not borne by its adviser or subadviser including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust's Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser or their affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust and Ownership of Shares.")

      The Fund's advisory agreement and subadvisory agreement each provide that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually
(i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Trust has received an exemptive order from the SEC that permits CDC IXIS Advisers to amend, in certain circumstances, existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without obtaining shareholder approval, if approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes. Before the Fund can rely on the exemptive order, a majority of the Fund's shareholders must approve ability to rely on the order. Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act). Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement.

      Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      CDC IXIS Advisers oversees the portfolio management services provided to the Fund by the subadviser. Subject to the review of the Board of Trustees, CDC IXIS Advisers monitors the subadviser to assure that the subadviser is managing the Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, CDC IXIS Advisers and CIS also provide the Fund with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. CDC IXIS Advisers does not, however, determine what investments will be purchased or sold for the Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different CDC Nvest Funds or may be acquired for one CDC Nvest Fund at a time when the subadviser of another CDC Nvest Fund deems it appropriate to dispose of the security from that other Fund. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the broader securities is appropriate.

      CDC IXIS Advisers may terminate any subadvisory agreement without shareholder approval. In such case, CDC IXIS Advisers will either enter into an agreement with another subadviser to manage the Fund.

Board Approval of the Existing Advisory and Subadvisory Agreements

      The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory and subadvisory agreements at most of its meetings throughout the year. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. After their initial two-year period, the advisory and subadvisory agreements of the Fund are reviewed each year by the Board of Trustees to determine whether the agreements should be renewed for an additional one-year period. Renewal of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

      In connection with their meetings, the trustees receive materials specifically relating to the existing advisory and subadvisory agreements. These materials generally include, among other items (i) information on the investment performance of the Fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Fund, and (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) the adviser's and/or subadviser's results and financial condition, (2) the Fund's investment objective and strategies and the size, education and experience of the adviser's and subadviser's investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Fund's shares, (4) the procedures employed to determine the value of the Fund's assets,
(5) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the adviser or subadviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the adviser and/or subadviser.

      The Board of Trustees most recently approved the renewal of the advisory and subadvisory agreements at their meeting held on May 10, 2002. In considering the advisory and subadvisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory and subadvisory agreements included the following:

            o the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

            o whether the Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed the Fund's investment performance as well as the Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

            o the nature, quality, cost and extent of administrative and shareholder services performed by the advisers, subadvisers and affiliated companies, under the existing advisory and subadvisory agreements and under separate agreements covering transfer agency functions and administrative services.

            o the Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the adviser and subadviser relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the adviser or subadviser, such as the engagement of affiliates of the adviser or subadviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the adviser or subadviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory and subadvisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

            o the level of the advisers' and subadvisers' profits in respect of the management of the Fund. They considered the profits realized by the advisers and subadvisers in connection with the operation of the Fund.

            o whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

      Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory and subadvisory agreements should be continued until June 1, 2003.

Information About the Organization and Ownership of the Adviser and Subadviser of the Fund

      CDC IXIS Asset Management Advisers, L.P., formed in 1995, is a limited partnership whose sole general partner, CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC ("CDC IXIS Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS

Distribution Corporation is also the sole general partner of the Distributor and the sole shareholder of CIS, the transfer and dividend disbursing agent of the Fund. CDC IXIS North America owns the entire limited partnership interest in each of CDC IXIS Advisers and the Distributor. CIS has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Fund to third parties.

      CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America") is an indirect subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary investment management subsidiary of Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. Founded in 1816, CDC is a major French diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. CDC IXIS Asset Management is owned 80% by CDC IXIS, a French investment bank that in turn is owned jointly by CDC and Eulia. Eulia, a French financial institution, is a joint venture between CDC and the Caisse Nationale des Caisses d'Epargne, an association of French savings banks. CDC owns 35% of the Caisse Nationale des Caisses d'Epargne. The remaining 20% of CDC IXIS Asset Management is owned by CNP Assurances, a leading French insurance company. CDC owns 37% of CNP Assurances. The main place of business of CDC IXIS Asset Management is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 26-28, rue Neuve Tolbiac, 75658 Paris Cedex 13. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Eulia and Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

      The eleven principal subsidiary or affiliated asset management firms of CDC IXIS North America, collectively, had more than $124 billion of assets under management or administration as of December 31, 2002.

      Harris Associates L.P. was organized in 1976 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1976. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS North America owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by the Adviser and Subadviser; Cross Relationships of Officers and Trustees

      Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which the Fund may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Fund to participate in larger volume transactions in this manner will in some cases produce better executions for the Fund. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold.

Distribution Agreements and Rule 12b-1 Plans Under a separate agreement with the Fund, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing prospectuses to existing shareholders.

      The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Fund the service and distribution fees described in the Prospectus/Proxy Statement. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of the Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund's shares.

      The Fund has adopted a Rule 12b-1 plan (the "Plan") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, the Plan was approved by the shareholders of the Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the Trust.

      Under the Plan, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

      The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

      The Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month.

      The Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trust's trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees.

      Fees paid by Class A, Class B or Class C shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other CDC Nvest Funds. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the CDC Nvest Funds based on their relative net assets. Expenses allocated to each CDC Nvest Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

      The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund's shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of CDC IXIS North America and may receive compensation from the Fund's adviser or subadviser with respect to sales of Class Y shares.

      The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.

      The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plan).

      With the exception of the Distributor, its direct and indirect parent companies and those Trustees that are not Independent Trustees, no interested person of the Trust or any trustee of the Trust had any direct or indirect financial interest in the operation of the Plan or any related agreement.

      Benefits to the Fund and its shareholders resulting from the Plan are believed to include (1) enhanced shareholder service, (2) asset retention and
(3) enhanced bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

      The Distributor controls the words "CDC Nvest" in the names of the CDC Nvest Funds Trusts and the CDC Nvest Funds and if it should cease to be the principal distributor of the Fund's shares, the Trust or the Fund may be required to change their names and delete these words or letters.

      The portion of the various fees and expenses for Classes A, B and C shares that are paid (reallowed) to securities dealers are shown below.

      For Class A shares of the Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the Plan remains in effect. The portion of the various fees and expenses for Class A shares of the Fund that are paid to securities dealers are shown below:

                                                                                 Maximum               Maximum
                                Maximum                                          First Year            First Year
                                Sales Charge            Maximum Reallowance      Service Fee           Compensation (%
                                Paid by Investors       or Commission            (% of net             of offering
Investment                      (% of offering price)   (% of offering price)    investment)           price)
----------------------------------------------------------------------------------------------------------------------
Less than $50,000               5.75%                   5.00%                    0.25%                 5.25%

$50,000 - $99,999               4.50%                   4.00%                    0.25%                 4.25%

$100,000 - $249,999             3.50%                   3.00%                    0.25%                 3.25%

$250,000 - $499,999             2.50%                   2.15%                    0.25%                 2.40%

$500,000 - $999,999             2.00%                   1.70%                    0.25%                 1.95%

Investments of $1 million or more

First $3 Million                None                    1.00%(1)                 0.25%                 1.25%

Excess over $3 Million          None                    0.50%(1)                 0.25%                 0.75%

Investments with no Sales       None                    0.00%                    0.25%                 0.25%
Charge(2)


For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the Fund.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus/Proxy Statement under the section entitled "Ways to Reduce or Eliminate Sales Charges."

      The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Fund that are paid to securities dealers are shown below:


                          Maximum Front-End                               Maximum
                          Sales Charge Paid by    Maximum Reallowance     First Year                Maximum
                          Investors               or Commission           Service Fee               First Year Compensation
Investment                (% of offering price)   (% of offering price)   (% of net investment)     (% of offering price)
----------------------------------------------------------------------------------------------------------------------------
All amounts for
Class B                   None                    3.75%                   0.25%                     4.00%

Class C amounts
purchased at NAV
(1)                       None                    1.00%                   0.00%                     1.00%

All other amounts
for Class C               1.00%                   2.00%                   0.00%                     2.00%


(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus/Proxy Statement under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

      Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trust. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A or Class C shares to investment dealers from time to time.

      For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or if the account is registered in street name.

      The Distributor may at its expense provide additional concessions to dealers who sell shares of the Fund, including: (i) full reallowance of the sales charge of Class A or Class C shares, (ii) additional compensation with respect to the sale of Class A, B and C shares and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at CDC Nvest Funds' seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm.

      The commissions and sales charges for the last three fiscal years were allocated as follows:

CDC NVEST TRUST II

                                                                       12/31/00            12/31/01            12/31/02
                                                                       --------            --------            --------

Total commissions on sales of Class A shares                           $991,221            $498,712            $342,664
          Amount reallowed to other securities dealers                 $865,094            $434,971            $302,944
          Amount retained by Distributor                               $126,127             $63,741             $39,700

Total CDSCs on redemptions of Class A, B and C shares                  $925,772            $610,331            $580,262
          Amount paid to FEP Capital, L.P.                             $900,489            $584,849            $546,418
          Amount retained by Distributor*                               $25,283             $25,482             $33,844


* See "Other Arrangements" below for information about amounts received by the Distributor from the Trust's investment advisers and subadvisers or the Fund directly for providing certain administrative services relating to the Trust.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian. As such, IBT holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IBT receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of the Fund's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trust as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectus/Proxy Statement, and the financial statements contained in the Fund's annual report for the year ended December 31, 2002, and incorporated by reference into the Statement of Additional Information, have been so included in reliance on the report of the Trust's independent accountants, given on the authority of said firm as experts in auditing and accounting.

Other Arrangements

      Pursuant to a contract between the Trust and CIS, CIS, whose principal business address is 399 Boylston Street, Boston, Massachusetts, 02116, acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund's shares. For these services CIS received $894,117 in fees from the Fund for the fiscal year ended December 31, 2002.

      CIS has subcontracted with State Street Bank and Trust Company ("State Street Bank") for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, CIS pays BFDS a monthly per account fee. In addition, pursuant to other service agreements, Classes A, B and C shareholders may pay service fees to other firms that provide similar services for their own shareholder accounts.

      In addition, during the fiscal year ended December 31, 2002, CIS performed certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, CIS provides the following services to the Fund: (i) it provides personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund,
(ii) it provides services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) it handles the various registrations and filings required by various regulatory authorities.

      For these services CIS received the following fees from the Fund for the fiscal years ended December 31, 2000, 2001 and 2002:

                                                              Fiscal Year Ended December 31,
                                                  ---------------------------------------------------
                                                  2000                 2001                 2002
                                                  ----                 ----                 ----
         Growth and Income                        $200,274             $190,310             $158,120


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      In placing orders for the purchase and sale of equity securities, the Fund's adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

      Subject to the overriding objective of obtaining the best possible execution of orders, the Fund's adviser and subadviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

      Harris Associates. In placing orders for the purchase and sale of portfolio securities for the Fund, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.

      Harris Associates selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such an evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

      Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker that Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Fund. Consistent with the Rules of the NASD, and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of the Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

      Harris Associates may cause the Fund to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Fund and its other clients. Harris Associates' authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

      Subject to procedures adopted by the Board of Trustees of the Trust, the Fund's brokerage transactions may be executed by brokers that are affiliated with CDC IXIS North America or the Fund's adviser or subadviser. Any such transactions will comply with Rule 17e-1 under the 1940 Act, except to the extent permitted by the SEC pursuant to exemptive relief or otherwise.

      Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Funds' dealer in connection with such transactions.

      To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser or subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by the Distributor. In addition, the adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that an adviser or subadviser will seek best execution.

      It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

      CDC Nvest Funds Trust II is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single Fund (now the Growth and Income
Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has five separate portfolios. The name of the Trust has changed several times since its organization - from its date of organization until December 1988, its name was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until March 1994, its name was "TNE Funds Trust"; from April 1994 to January 2000, its name was "New England Funds Trust II"; from January 2000 to April 2001 the name of the Trust was "Nvest Funds Trust II"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust II." Prior to May 1, 1999, the name of Growth and Income Fund, which was organized in 1931 and commenced operations on May 6th of that year, was "Growth Opportunities Fund."

      The Declaration of Trust permits the Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board of Trustees may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

      The shares of the Fund are divided into four classes: Class A, Class B, Class C and Class Y. The Fund offers such classes of shares as set forth in the Fund's Prospectuses. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of the Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

      The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

      The Declaration of Trust also permits the Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While the Trust's Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

      The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While the Declaration of Trust further provides that the Board of Trustees may, without shareholder approval, also terminate the Trust or the Fund upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights

      Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

         All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter.

      Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the

Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan relating to that class.

      There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

      Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will undertake to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

      Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's or a Fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Funds.

Shareholder and Trustee Liability

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

      The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of its trustees and officers, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Code of Ethics

      The Fund, its adviser and subadviser, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

                               PORTFOLIO TURNOVER

      The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return.

      Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser or subadviser believes that portfolio changes are appropriate.

                                HOW TO BUY SHARES

      The procedures for purchasing shares of the Fund are summarized in the Prospectus/Proxy Statement. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

      For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

      Shares may also be purchased either in writing, by phone by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectus/Proxy Statement through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access LineR (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares. For more information, see the section entitled "Shareholder Services" herein.

      A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

      The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

      If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus/Proxy Statement may apply.

                   NET ASSET VALUE AND PUBLIC OFFERING PRICE

      The method for determining the public offering price and net asset value per share is summarized in the Prospectus/Proxy Statement.

      The total net asset value of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The weekdays that the Exchange is expected to be closed are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

      Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trust's trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Board of Trustees believes accurately reflects fair value.

      Trading in some of the portfolio securities of the Fund takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of the Fund's net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

      The per share net asset value of a class of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share or a Class C share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus for Class A, B and C shares. The public offering price of a Class B or Y share of the Fund is the next-determined net asset value.

                              REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectus/Proxy Statement and are described in greater detail below.

      Cumulative Purchase Discount. A shareholder of the Fund may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the CDC Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or CDC Nvest Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

      Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

      A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

      A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

      The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

      State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

      Combining Accounts. Purchases of all series and classes of the CDC Nvest Funds (excluding the CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the "Money Market Funds") unless the shares were purchased through an exchange with another CDC Nvest Fund) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

      Combining with Other Series and Classes of the CDC Nvest Funds. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Funds unless such shares were purchased by exchanging shares of any other CDC Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.

      Clients of Advisers or Subadvisers. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares and no front-end sales charge applies to investments of $25,000 or more in Class C shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

      Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares and there is no front-end sales charge related to investments in Class C shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

      Investment Advisory Accounts. Class A or Class C shares of the Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

      Certain Broker-Dealers and Financial Services Organizations. Class A or Class C shares of the Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by CDC IXIS Advisers, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees. Class C shares may be purchased at net asset value by an investor who buys through a Merrill Lynch omnibus account. However, a CDSC will apply if shares are sold within 12 months of purchase.

      Certain Retirement Plans. Class A and Class C shares of the Fund are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

      Bank Trust Departments or Trust Companies. Class A and Class C shares of the Fund are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

      The reduction or elimination of the sales charges in connection with special purchase plans described above reflect the absence or reduction of expenses associated with such sales.

                              SHAREHOLDER SERVICES

Open Accounts

      A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each additional investment in or redemption from the account initiated by an investor a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. CIS may charge a fee for providing duplicate information.

      The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

      The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)

      Subject to the Fund's investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, or through payroll deduction, and are forwarded to CIS for investment in the Fund. A plan may be opened with an initial investment of $25 or more and thereafter regular monthly checks of $25 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application or payroll deduction authorization form must be completed to open an automatic investment plan and may be obtained by calling the Distributor at 800-225-5478 or your investment dealer or by visiting our Website at www.cdcnvestfunds.com.

      This program is voluntary and may be terminated at any time by CIS upon notice to existing plan participants.

      The Investment Builder Program plan may be discontinued at any time by the investor by written notice to CIS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
Shares)

      The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

      The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus/Proxy Statement. For these plans, initial investments in the Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

      The Bush Administration has announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are unclear, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these changes would affect the foregoing discussion. An investor should consult a competent tax or other adviser as to the suitability of the Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

      Certain retirement plans may also be eligible to purchase Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)

      An investor owning shares of the Fund having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

      A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

      In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of the Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

      All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A and Class C shares) at net asset value determined on the record date.

      Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Tax Status" below for certain information as to federal income taxes.

      It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Fund and the Distributor do not recommend additional investments in Class A and Class C shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. CDC Nvest Funds may modify or terminate this program at any time.

      Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program

      You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege

      A shareholder may exchange the shares of the Fund for shares of the same class of an other CDC Nvest Fund (subject to the investor eligibility requirements, if any, of the CDC Nvest Fund into which the exchange is being made and any other limits on the sales of or exchanges into that Fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in the Fund for shares of another CDC Nvest Fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of the Fund to the same class of shares of another CDC Nvest Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class A, Class B or Class C shares, you may also elect to exchange your shares of the Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of the Fund.

      If you own Class Y shares, you may exchange those shares for Class Y shares of other CDC Nvest Funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus/Proxy Statement. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or CIS at 800-225-5478 or (2) a written exchange request to the Fund or CDC IXIS Asset Management Services, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

      Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

      Before requesting an exchange into any other CDC Nvest Fund or any Money Market Fund, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

      The investment objectives of the CDC Nvest Funds and the Money Market Funds are set forth in the relevant Fund's prospectus(es).

Automatic Exchange Plan (Classes A, B and C Shares)

      As described in the Prospectus/Proxy Statement, a shareholder may establish an Automatic Exchange Plan under which shares of the Fund are automatically exchanged each month for shares of the same class of one or more of the other CDC Nvest Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until CIS is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from CIS or your financial representative to establish an Automatic Exchange Plan.

Broker Trading Privileges

      The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R) and Web Site

      CDC Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 8551, Boston, MA 02116. Effective June 2, 2003, please write us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

      Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R) or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

            CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

      The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

      The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

      You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

      You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

      You agree that CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

      CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

      The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

      Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds makes no warranties concerning the availability of Internet services or network availability.

      CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to CDC Nvest Funds should be sent to:

      CDC Nvest Funds
      P.O. Box 8551
      Boston, MA 02266-8551
      Effective June 2, 2003
      notifications should be
      sent to:
      CDC Nvest Funds
      P.O. Box 219579
      Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

                                   REDEMPTIONS

      The procedures for redemption of shares of the Fund are summarized in the Prospectus/Proxy Statement. As described in the Prospectus/Proxy Statement, a CDSC may be imposed on certain purchases of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is a sale and a purchase and is a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

      To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

      Class B shares purchased prior to May 1, 1997 are not subject to a CDSC on redemption.

      Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file.

      If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Fund from time to time.

      In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available from www.cdcnvestfunds.com or your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to CIS or your investment dealer a completed Service Options Form, which may require a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Fund, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. CIS, as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, if may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

      The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

      The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

      The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

      The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

      A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

      In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

      The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. The Fund does not currently intend to impose any redemption charge (other than the CDSC imposed by the Fund's distributor), although it reserves the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Small Account Policy

      When your account falls below a set minimum as determined by the Board of Trustees from time to time, the Fund may charge you a fee in the amount of $20. You will have 30 days after being notified of the Fund's intention to charge you a fee to increase your account to the set minimum. This does not apply to certain qualified retirement plans. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Funds also reserve the right to close your account and send you the proceeds if the balance in your account below a set minimum as determined by the Board of Trustees.

Reinstatement Privilege (Class A and Class C shares only)

      The Prospectus/Proxy Statement describes redeeming shareholders' reinstatement privileges for Class A and Class C shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

      Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Fund should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

                          STANDARD PERFORMANCE MEASURES

Calculation of Total Return and Average Annual Total Return. Total return (including average annual total return) is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. The Fund may show each class' total return and average annual total return for the one-year, five-year and ten-year periods (or for the life of the class, if shorter) through the end of the most recent calendar quarter. The formula for total return used by the Fund is prescribed by the SEC and includes three steps:
(1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) at the beginning of the period all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result where appropriate. Total return may be stated with or without giving effect to any expense limitations in effect for the Fund. For those funds that present returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

Performance Comparisons

      Total Return. Total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of the Fund can be expected to achieve a higher total return than the Fund's Class A, Class B and Class C shares. The Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc. ("Morningstar") or Lipper, Inc. ("Lipper") as having similar investment objectives or styles.

      The Fund may cite its ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month Treasury Bill return) from the fund's load adjusted total return score. This numerical score is then translated into rating categories with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both. The Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper.

      Lipper Indices and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 30,000 funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

      Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

      The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

      The Dow Jones Industrial Average is a price-weighted and unmanaged index of 30 large industrial stocks traded on the Exchange.

      The Lehman Brothers (1-3) Year Government/Credit Bond Index is an unmanaged index of U.S. government and Treasury securities and investment-grade corporate debt issues with maturities of one to three years. This Index is represented by a 65% weighting in the S & P 500 Index and a 35% weighting in the Lehman Government/Credit Index.

      The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one-to ten-year maturities issued by the U.S. Government and U.S. corporations.

      The Lehman Brothers Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment grade corporate debt.

      The Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury. It includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

      The Lehman Brothers High Yield Composite Index is a market-weighted and unmanaged index of fixed-rate, non-investment grade debt.

      The Lehman Brothers Intermediate Government Bond Index (the "Lehman Int. Government Index") is an market capitalization-weighted and unmanaged index of bonds issued by the U.S. government and its agencies having with maturities between one and ten years.

      The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximately 42,000 bonds.

      The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index composed of publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of 1 to 5 years.

      The Lehman Brothers Universal Bond Index is an unmanaged index representing 85% of the returns blend of the Lehman Brothers Aggregate Bond Index, 5% of the Lehman Brothers High Yield Corporate Bond Index, 4% of and the Lehman Brothers Emerging Market Index, 5% of Eurodollar instruments and 1% of Rule 144A Commercial Paper.

      The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") is a market capitalization-weighted and unmanaged index of common stocks traded in Europe, Australia, New Zealand and the Far East outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market values (market price per share times the number of shares outstanding).

      The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

      The Morgan Stanley Capital International World ND Index (the "MSCI World Index") is a market capitalization-weighted and unmanaged index that includes common stock from all 23 MSCI developed market countries. The "ND" indicates that the index is listed in U.S. dollars, with net dividends reinvested.

      The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index on the ex-dividend date. The index is composed only of publicly traded equity REITs and does not include REITs that invest primarily in healthcare facilities, real estate mortgages, or debt securities.

      The NAREIT Equity Index is a market capitalization-weighted, unmanaged index of equity REITs, which are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

            The Russell 3000 Index is a market capitalization-weighted index that comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the Exchange, the American Stock Exchange and NASDAQ.

            The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization.

            The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index.

            The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation.

      The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

      The S&P 400 Index is a market capitalization-weighted and unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. This index is comprised of stocks in the middle capitalization range. Any midcap stocks already included in the S&P 500 Index are excluded from this index.

      The S&P 500 Index is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

      The Wilshire 4500 Index is an unmanaged index of U.S. mid-and small-sized company stocks.

      The Wilshire Real Estate Securities Index is a market capitalization-weighted and unmanaged index of equity securities whose primary business is equity ownership of commercial real estate, equity (non-health) REITs, and storage properties.

      The Wilshire REIT Index is a market capitalization-weighted and unmanaged index of U.S. publicly traded REITs. This index is a subset of the Wilshire Real Estate Securities Index.

      Articles and releases, developed by the Fund and other parties, about the Fund regarding performance, rankings, statistics and analyses of the individual Fund's and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for CDC Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Exhibit A, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Fund's advertising and promotional literature. Such advertising and promotional material may refer to CDC IXIS Asset Management North America, its structure, goals and objectives and the advisory subsidiaries of CDC IXIS Asset Management North America, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding CDC IXIS Asset Management North America, its advisory subsidiaries and their personnel. For additional information about the Fund's advertising and promotional literature, see Exhibit B.

      The Fund may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                        Investments At 8% Rate of Return

               5 yrs.     10        15         20         25          30
              ------    ------   -------    -------     -------    -------
      $50      3,698     9,208    17,417     29,647      47,868     75,015

       75      5,548    13,812    26,126     44,471      71,802    112,522

      100      7,396    18,417    34,835     59,295      95,737    150,029

      150     11,095    27,625    52,252     88,942     143,605    225,044

      200     14,793    36,833    69,669    118,589     191,473    300,059

      500     36,983    92,083   174,173    296,474     478,683    750,148

                        Investments At 10% Rate of Return

               5 yrs.      10        15         20         25        30
              ------     ------   -------    -------    -------   -------
      $50      3,904     10,328    20,896     38,285     66,895    113,966

       75      5,856     15,491    31,344     57,427    100,342    170,949

      100      7,808     20,655    41,792     76,570    133,789    227,933

      150     11,712     30,983    62,689    114,855    200,684    341,899

      200     15,616     41,310    83,585    153,139    267,578    455,865

      500     39,041    103,276   208,962    382,848    668,945  1,139,663

      The Fund's advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the CDC Nvest Funds. The Fund's advertising and sales literature may include historical and current performance and total returns of investment alternatives to the CDC Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trust, the CDC Nvest Funds Trusts, the Distributor and the transfer agent of the CDC Nvest Funds, with respect to investing in shares of the Fund and customer service. Such materials may discuss the multiple classes of shares available through the Trust and their features and benefits, including the details of the pricing structure.

      The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

      The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, Fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor.

      Advertising and sales literature may also refer to the beta coefficient of the CDC Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500 Index) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the CDC Nvest Funds may be compared to the beta coefficients of other funds.

      The Fund may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the CDC Nvest Funds and the Distributor as well as the services provided by the bank relative to the Fund. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

      In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Fund's prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

               INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

      As described in the Prospectus/Proxy Statement, it is the policy of the Fund to distribute to its shareholders at least annually substantially all of its net taxable income, its net tax-exempt income, if any, and its net realized capital gains (after offsetting any net realized long-term capital gains by any capital loss carryovers).

      Ordinary income and capital gains distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each distribution. Shareholders may elect, however, to receive their ordinary income or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any distribution, it must be received by CDC Nvest Funds on or before the record date for such distribution.

      If you elect to receive your distributions in cash and the checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future distributions will be reinvested. No interest will accrue on amounts represented by uncashed checks.

      As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for each such year; and (iii) diversify its holdings so that at the end of each quarter of its taxable year, (a) at least 50% of the market value of its total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.So long as it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gains distributions). If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its net taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

      Fund distributions paid to you either in cash or reinvested in additional shares are taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains (i.e., gains from capital assets that the Fund held for not more than one year) or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, any distributions received by the Fund from REITs will not qualify for the corporate dividends-received deduction. Distributions of net long-term capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (taxed at a maximum 20% tax rate for non-corporate shareholders) regardless of how long the shareholder has held Fund shares.

      If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

      Distributions with respect to the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed (such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses). Fund distributions will be treated as described above whether you receive them in cash or reinvest them in additional shares.

      Under the Code, the interest on certain "private activity bonds" is an item of tax preference, which, depending on the shareholder's particular tax situation, might subject the shareholder to an alternative minimum tax with a maximum rate of 28%. The interest on tax exempt bonds issued after certain dates in 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.

      Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to continue to qualify as a regulated investment company.

      The Fund may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax or other charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, the Fund may elect to treat the passive foreign investment company as a "qualified electing fund" or "mark to market" its investments in such entities annually and to distribute any resulting net gain to shareholders. As a result, the Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.

      The Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code.

      The Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

      Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      Sales, redemptions and exchanges of the Fund's shares are generally taxable events and, accordingly, shareholders generally recognize gains and losses on these transactions. Currently, if shares have been held for more than one year, realized gain or loss will be recognized and taxed at long-term federal tax rates (generally taxed at a maximum 20% rate for non-corporate shareholders). For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate Shareholder for more than 5 years will be 18 percent (rather than 20 percent). The 18 percent rate applies only to assets the holding period for which begins after December 31, 2000.

      A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

      The Fund's investments, if any, in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments, if any, in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

      Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

      Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

      Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

      The Fund is required to withhold and remit to the U.S. Treasury a percentage of all income dividends and capital gains distributions paid to and proceeds of share sales, exchanges or redemptions made by you if you do not provide a correct, certified taxpayer identification number, if the Fund is notified that you have underreported income in the past or if you fail to certify to the Fund that you are not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30% for amounts paid during 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid from 2006 through 2010. The legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

      The Bush Administration has announced a proposal to accelerate reductions in tax rates, which may change the backup withholding rate as well.

      Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of the double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund. The elimination of the double taxation of corporate distributions may also adversely affect the value of a Fund's short sale transactions that are entered into but not closed prior to the enactment of the proposal. This could reduce the Fund's net asset value and distributions made by the Fund.

      Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

      The Bush Administration has announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are unclear, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these changes would affect the foregoing discussion.

      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates described above (or a reduced rate of withholding provided by treaty).

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                              FINANCIAL STATEMENTS

      The financial statements of the Fund and the related report of independent accountants included in the Fund's annual report for the year ended December 31, 2002 is incorporated into the Statement of Additional Information by reference. The Fund's annual and semiannual reports are available upon request and without charge. The Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at (800) 225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The financial statements are also available online at www.sec.gov.

                        DESCRIPTION OF SECURITIES RATINGS

      The Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's or subadviser's view of their comparability to rated securities. The Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser or a subadviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

      Corporate and Municipal Bond Ratings

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

      Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

      Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

      Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Corporate Short-Term Debt Ratings

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

      Issue Credit Rating Definitions

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

      Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

      Investment Grade

      AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Speculative Grade

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

      C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      CI: The rating CI is reserved for income bonds on which no interest is being paid.

      D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

      r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Commercial Paper Rating Definitions

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                     MEDIA THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                          Fort Worth Star-Telegram              Pension World
Adam Smith's Money World                    Fortune                               Pensions and Investments
America OnLine                              Fox Network and affiliates            Personal Investor
Anchorage Daily News                        Fund Action                           Philadelphia Inquirer
Arizona Republic                            Fund Decoder                          Porter, Sylvia (syndicated column)
Atlanta Constitution                        Global Finance                        Portland Oregonian
Atlanta Journal                             (the) Guarantor                       Prodigy
Austin American Statesman                   Hartford Courant                      Public Broadcasting Service
Baltimore Sun                               Houston Chronicle                     Quinn, Jane Bryant (syndicated
                                                                                  column)
Bank Investment Marketing                   INC                                   Registered Representative
Barron's                                    Indianapolis Star                     Research Magazine
Bergen County Record (NJ)                   Individual Investor                   Resource
Bloomberg Business News                     Institutional Investor                Reuters
B'nai B'rith Jewish Monthly                 International Herald Tribune          Rocky Mountain News
Bond Buyer                                  Internet                              Rukeyser's Business (syndicated
                                                                                  column)
Boston Business Journal                     Investment Advisor                    Sacramento Bee
Boston Globe                                Investment Company Institute          San Diego Tribune
Boston Herald                               Investment Dealers Digest             San Francisco Chronicle
Broker World                                Investment Profiles                   San Francisco Examiner
Business Radio Network                      Investment Vision                     San Jose Mercury
Business Week                               Investor's Business Daily             Seattle Post-Intelligencer
CBS and affiliates                          IRA Reporter                          Seattle Times
CFO                                         Journal of Commerce                   Securities Industry Management
Changing Times                              Kansas City Star                      Smart Money
Chicago Sun Times                           KCMO (Kansas City)                    St. Louis Post Dispatch
Chicago Tribune                             KOA-AM (Denver)                       St. Petersburg Times
Christian Science Monitor                   Los Angeles Times                     Standard & Poor's Outlook
Christian Science Monitor News Service      Leckey, Andrew (syndicated column)    Standard & Poor's Stock Guide
Cincinnati Enquirer                         Lear's                                Stanger's Investment Advisor
Cincinnati Post                             Life Association News                 Stockbroker's Register
CNBC                                        Lifetime Channel                      Strategic Insight
CNN                                         Miami Herald                          Tampa Tribune
Columbus Dispatch                           Milwaukee Sentinel                    Time
CompuServe                                  Money                                 Tobias, Andrew (syndicated column)
Dallas Morning News                         Money Maker                           Toledo Blade
Dallas Times-Herald                         Money Management Letter               UPI
Denver Post                                 Morningstar                           US News and World Report
Des Moines Register                         Mutual Fund Market News               USA Today
Detroit Free Press                          Mutual Funds Magazine                 USA TV Network
Donoghue's Money Fund Report                National Public Radio                 Value Line
Dorfman, Dan (syndicated column)            National Underwriter                  Wall St. Journal
Dow Jones News Service                      NBC and affiliates                    Wall Street Letter
Economist                                   New England Business                  Wall Street Week
FACS of the Week                            New England Cable News                Washington Post
Fee Adviser                                 New Orleans Times-Picayune            WBZ and WBZ-TV
Financial News Network                      New York Daily News                   WCVB-TV
Financial Planning                          New York Times                        WEEI
Financial Planning on Wall Street           Newark Star Ledger                    WHDH

Financial Research Corp.                    Newsday                               Worcester Telegram
Financial Services Week                     Newsweek                              World Wide Web
Financial Times                             Nightly Business Report               Worth Magazine
Financial World                             Orange County Register                WRKO
Fitch Insights                              Orlando Sentinel
Forbes                                      Palm Beach Post

                     ADVERTISING AND PROMOTIONAL LITERATURE

      References may be included in CDC Nvest Funds' advertising and promotional literature to CDC IXIS North America and its affiliates that perform advisory and subadvisory functions for CDC Nvest Funds including, but not limited to:
Harris Associates, Loomis Sayles, CGM, Westpeak, Jurika & Voyles, Vaughan Nelson, AEW and Reich & Tang Asset Management, LLC. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Family of Funds advised by Harris Associates.

      References to subadvisers unaffiliated with CDC IXIS North America that perform subadvisory functions on behalf of CDC Nvest Funds and their respective fund groups may be contained in CDC Nvest Funds' advertising and promotional literature including, but not limited to, Hansberger, Miller Anderson, RS Investments, Salomon Brothers and Mercury Advisors.

      CDC Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

o Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the CDC Nvest Funds;

o Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

o Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

o The corporate histories, founding dates and names of founders of the entities;

o     Awards, honors and recognition given to the entities;

o The names of those with ownership interest and the percentage of ownership interest;

o The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

o Current capitalizations, levels of profitability and other financial and statistical information;

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

o The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

o Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;

o     Current and historical statistics regarding:

      -     total dollar amount of assets managed

      -     CDC Nvest Funds' assets managed in total and by fund

      -     the growth of assets

      -     asset types managed

      - numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff

      - the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or sub-adviser;

o The general and specific strategies applied by the advisers in the management of CDC Nvest Funds portfolios including, but not limited to:

      - the pursuit of growth, value, income oriented, risk management or other strategies

      -     the manner and degree to which the strategy is pursued

      - whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes

      - the types and characteristics of investments sought and specific portfolio holdings

      - the actual or potential impact and result from strategy implementation

      - through its own areas of expertise and operations, the value added by sub-advisers to the management process

      - the disciplines it employs, e.g., a subadviser's buy and sell guidelines, and goals and benchmarks that it establishes in management, e.g., a subadviser's goal to pursue growth at a certain percentage above a specified index

      - the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and

o Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than CDC Nvest Funds, and those families of funds, other than CDC Nvest Funds. Any such references will indicate that CDC Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' advisers and sub-advisers, including, but not limited to, those provided by Morningstar, Lipper, Forbes and Worth.

            In addition, communications and materials developed by CDC Nvest Funds will make reference to the following information about CDC IXIS North America and its affiliates:

            CDC IXIS North America is a subsidiary of CDC Asset Management. CDC Asset Management is part of the investment management arm of France's Caisse des Depots et Consignations, a major diversified financial institution. As of December 31, 2002, CDC IXIS North America had more than $124 billion in assets under management. In addition, promotional materials may include:

o Specific and general references to CDC Nvest Funds multi-manager approach through CDC IXIS North America' affiliates and outside firms including, but not limited to, the following:

      - that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from CDC IXIS North America and the other investment managers

      - other fund companies are limited to a "one size fits all" approach but CDC Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective

      - in this and other contexts reference may be made to CDC Nvest Funds' slogan "Where The Best Minds Meet"(R) and that CDC Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."

      - CDC IXIS Advisers may distribute sales and advertising materials that illustrate the Star Concept by using historical category comparisons of a general nature. Categories from mutual fund ranking services, such as Morningstar, Inc., are selected for each of the Fund segments based on current investment styles and are subject to change with market conditions. There will be differences between the performance of the categories and the CDC Nvest Star Fund being illustrated. The illustrations are used for hypothetical purposes only as a general demonstration of how the Star Concept works.

            Reference to CDC IXIS Asset Management Advisors Group may appear in Fund advertising and promotional literature. CDC IXIS Asset Management Advisors Group is an unregistered umbrella name that may be used to encompass the products and services offered by both CDC IXIS Asset Management Distributors, L.P., a NASD registered broker/dealer, and CDC IXIS Asset Management Advisers, L.P., a SEC registered investment adviser.

            CDC IXIS Asset Management Advisors Group provides marketing support to various CDC IXIS North America affiliated fund groups, broker/dealers and investment advisers, including, but not limited to, CDC Nvest Funds, Loomis Sayles Funds, Loomis, Sayles & Company, L.P., Oakmark Funds, Harris Associates Securities, L.P., Harris Associates, L.P., Delafield Fund, Reich & Tang Capital Management, and AEW Capital Management. From time to time, CDC IXIS Asset Management Advisors Group may also provide similar marketing support to firms unaffiliated with CDC IXIS North America.

            References may be included in CDC Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and other organizations involved in 401(k) and retirement programs with whom CDC Nvest Funds may or may not have a relationship.

o Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the CDC Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Investment Company Institute and other industry authorities, research organizations and publications.

o Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

      - past, present and prospective tax regulation, IRS requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans;

      - information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and

      -     current and prospective ERISA regulation and requirements.

o Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the CDC Nvest Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

      -     increased employee retention

      -     reinforcement or creation of morale

      -     deductibility of contributions for participants

      -     deductibility of expenses for employers

      -     tax deferred growth, including illustrations and charts

      -     loan features and exchanges among accounts

      - educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

o Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and CDC Nvest Funds as a 401(k) or retirement plan funding vehicle.

o Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

      -     access to expertise on investments

      - assistance in interpreting past, present and future market trends and economic events

      - providing information to clients including participants during enrollment and on an ongoing basis after participation

      - promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

           Appendix B - Additional Information About the Acquired Fund

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended, the "1940 Act"). Except in the case of restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

CDC Nvest Balanced Fund

CDC Nvest Balanced Fund (the "Balanced Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry;

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute senior securities under the 1940 Act;

*(4) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost;

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, that this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(6) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

+(9) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees.)

(10) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities; or

(11)  Write options or warrants.

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(9) above.

      Restrictions (3) and (8) shall be interpreted based upon no action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      Pursuant to separate advisory agreements, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Balanced Fund and to provide a range of administrative services to the Fund. For the services described in the advisory agreement, the Fund has agreed to pay CDC IXIS Advisers an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to any subadvisory agreements:

                       Advisory fee payable by Fund to CDC IXIS Advisers
    Fund               (as a % of average daily net assets of the Fund)
-------------          -------------------------------------------------
Balanced Fund             0.75%  of the first $200 million
                          0.70%  of the next $300 million
                          0.65%  of amounts in excess of $500 million

SUBADVISORY FEES

      The advisory agreement for the Balanced Fund provides that CDC IXIS Advisers may delegate its responsibilities thereunder to another party. Pursuant to a separate subadvisory agreement, CDC IXIS Advisers has delegated the portfolio management responsibilities of the Fund's assets to a subadviser. The subadvisers are Jurika & Voyles, L.P. ("Jurika & Voyles") in the case of the value equity segment of the Fund and Loomis, Sayles & Company, L.P. ("Loomis Sayles") in the case of the growth equity segment and the fixed income segment of the Fund. For the services described in the subadvisory agreements, the respective subadvisers receive a subadvisory fee at the annual rates set forth in the following table:

                                Date of
                              Subadvisory          Subadvisory fee payable to subadviser
    Fund        Subadviser    Agreements     (as a % of average daily net assets of the Fund)
-------------   ----------    -----------    ------------------------------------------------
Balanced Fund   Loomis          4/20/01        0.535%  of the first $200 million
                Sayles and                     0.350%  of the next $300 million
                Jurika &                       0.300%  of amounts in excess of $500 million
                Voyles

CDC IXIS Advisers has given a binding undertaking for Class Y shares to reduce its advisory fee, and if necessary, to bear certain expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expense, associated with the Fund, to the extent necessary to limit the Fund's expense to the annual rates indicated. The undertaking will be binding on CDC IXIS Advisers until the ending date shown, and will be reevaluated on an annual basis thereafter, subject to the obligation of the Fund to pay such deferred fees or expense reimbursement in later periods to the extent that the Fund's expenses fall below the expense limit; (provided however, that the Fund is not obligated to pay such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred).

                                   Expense Limit      Ending Date of Undertaking
                                   -------------      --------------------------
Balanced Fund - Class Y            0.95%              December 31, 2003

For the last three fiscal years (or the periods indicated) the following table shows the advisory fees (including subadvisory fees) paid by the Fund and of these amounts, the total paid to CDC IXIS Advisers and the total paid to a subadviser of the Fund:

BALANCED FUND

                                         2000             2001           2002
                                      ----------       ----------       --------
Total Advisory Fee                    $1,569,212       $1,080,327       $942,522

CDC IXIS Advisers
         Fee Earned                   $  474,070       $  309,694       $270,190
         Fee Waived                         --         $   12,476       $ 22,267
         Total Paid                   $  474,070       $  297,218       $247,923

Loomis Sayles
         Fee Earned                   $1,095,142       $  576,150       $451,078
         Fee Waived                         --               --         $ 37,174
         Total Paid                   $1,095,142       $  576,150       $413,904

Jurika & Voyles
         Fee Earned                         --         $  194,483       $221,254
         Fee Waived                         --               --         $ 18,234
         Total Paid                         --         $  194,483       $203,020

BROKERAGE COMMISSIONS

Set forth below are the amounts the Fund paid in brokerage commissions during the last three fiscal years and the amounts the Fund paid in brokerage transactions and brokerage commissions to brokers providing research services for the fiscal year.

                                                                2000          2001           2002
                                                              --------    ------------    -----------
Brokerage Transactions
   Allocated to brokers providing research services                 --    $242,923,956    $75,648,793

Brokerage Commissions
   Total Brokerage Commissions Paid                           $464,155    $    256,251    $   166,093
   Commissions paid to Brokers providing research services          --    $    180,716    $   110,273

Regular Broker-Dealers

      The table below contains the aggregate value of securities of the Fund's regular broker-dealers? (or the parent of the regular broker-dealers) held by the Fund, if any, as of the fiscal year ending December 31, 2002.

                                                          Aggregate Value of
                                                      Securities of each Regular
                                                       Broker or Dealer (or its
Fund                   Regular Broker-Dealer             parent) held by Fund
----                   ---------------------          --------------------------
Balanced Fund          Salomon Smith Barney Inc.             $1,068,016
                       Goldman Sachs & Co.                   $486,973
                       Lehman Brothers Inc.                  $1,207,534

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12B-1 FEES

      The Classes A, B and C shares of the Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Fund during the last three fiscal years.

         Fund                                     2000        2001        2002
-----------------------                         --------    --------    --------
Balanced Fund          (Class A)                $310,460    $210,487    $162,264
                       (Class B)                $477,052    $330,386    $217,990
                       (Class C)                $ 26,362    $ 16,321    $ 12,489

During the fiscal year ended December 31, 2002, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):

   (Class A shares)
   Compensation to Investment Dealers                                      $162,025
   Compensation to Distributor's Sales Personnel and Other Related Costs   $ 76,960
                                                                            -------
                                                                           $238,985
                                  TOTAL

   (Class B shares)
   Compensation to Investment Dealers                                      $213,982
   Compensation to Distributor's Sales Personnel and Other Related Costs   $ 45,243
                                                                            -------
                                                                           $259,225
                                  TOTAL

   (Class C shares)
   Compensation to Investment Dealers                                      $ 12,590
   Compensation to Distributor's Sales Personnel and Other Related Costs   $  3,179
                                                                            -------
                                                                           $ 15,769
                                  TOTAL

--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------

      As of April 11, 2003, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund set forth below.

                                                                                  Percentage
                                                                                  of Shares
Fund and Class              Name and Address of Record Owner                        Owned
--------------              --------------------------------                        -----
Balanced Fund

Class C                     Pershing LLC                                           20.31%
                            P.O. Box 2052
                            Jersey City, NJ 07303-2052

Class Y                     New England Mutual Life Insurance Company**            36.35%
                            Separate Investment Accounting
                            Attn: Larry Hoisington
                            501 Boylston Street - 6th Floor
                            Boston, MA 02116-3769

                            Charles Schwab & Company Inc*                          13.72%
                            Special Custody Account for the benefit of its
                            Customers
                            Attn: Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA 94104-4122

                            Metropolitan Life Insurance Company*                    9.25%
                            C/O GADC-Gerald Hart-Agency
                            Operations NELICO
                            501 Boylston Street 10th Floor
                            Boston, MA 02116-3769

* Such ownership may be beneficially held by individuals or entities other than the owner listed.

** Entity owned more than 25% or more of the outstanding shares of the noted class of the Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or other entities other than the owner listed.

--------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUND
--------------------------------------------------------------------------------

         Performance Results - Percent Change* and Comparative Averages
                         For the Periods Ended 12/31/02

BALANCED FUND

Class A shares

                                Aggregate Total Return                     Average Annual Total Return
                           --------------------------------            -----------------------------------
As a % of                              5 Years     10 Years             1 Year       5 Years      10 Years
---------------------                  -------     --------             ------       -------      --------
Net Asset Value                        -24.35%      46.18%              -14.62%       -5.43%        3.87%
Maximum Sales
Charge                                 -28.70%      37.79%              -19.50%       -6.54%        3.26%

                                                                       Average Annual Total Return - After
                             Average Annual Total Return -             Taxes on Distributions and Sales of
                              After Taxes on Distributions                         Fund Shares
                           --------------------------------            -----------------------------------
As a % of                  1 Year      5 Years     10 Years             1 Year       5 Years      10 Years
---------------------      ------      -------     --------             ------       -------      --------
Net Asset Value            -15.03%      -6.92%       1.70%               -8.95%       -4.39%        2.60%
Maximum Sales
Charge                     -19.88%      -8.02%       1.10%              -11.95%       -5.22%        2.09%

                           1 Year      5 Years     10 Years
                           ------      -------     --------
Morningstar
Domestic Hybrid
Average+                    -9.67%      1.49%        7.04%
Lipper Balanced
Funds Average+             -11.71%      1.37%        7.19%

Class B shares

                                Aggregate Total Return                     Average Annual Total Return
                           ---------------------------------            -----------------------------------
                                                    Since                                           Since
As a % of                              5 Years     9/13/93**            1 Year       5 Years      9/13/93**
---------------------                  -------     ---------            ------       -------      ---------
Net Asset Value                        -27.18%      23.54%              -15.26%       -6.15%        2.29%
CDSC and
Redemption at End
of Period                              -28.33%      23.54%              -19.48%       -6.44%        2.29%

                                                                       Average Annual Total Return - After
                             Average Annual Total Return -             Taxes on Distributions and Sales of
                             After Taxes on Distributions                          Fund Shares
                           ---------------------------------            -----------------------------------
                                                     Since                                          Since
As a % of                  1 Year      5 Years     9/13/93**            1 Year       5 Years      9/13/93**
---------------------      ------      -------     ---------            ------       -------      ---------
Net Asset Value            -15.41%      -7.28%       0.37%               -9.37%       -4.77%        1.47%
CDSC and
Redemption at End
of Period                  -19.63%      -7.59%       0.37%              -11.96%       -5.00%        1.47%

                                                     Since
                           1 Year      5 Years      9/30/93
                           ------      -------      -------
Morningstar
Domestic Hybrid
Average+                    -9.67%       1.49%       5.43%
Lipper Balanced
Funds Average+             -11.71%       1.37%       6.74%

Class C shares

                                Aggregate Total Return                      Average Annual Total Return
                           ---------------------------------            -----------------------------------
                                                    Since                                           Since
As a % of                              5 Years    12/30/94**            1 Year       5 Years     12/30/94**
---------------------                  -------    ----------            ------       -------     ----------
Net Asset Value                        -27.21%      23.51%              -15.24%       -6.16%        2.66%
Maximum Sales
Charge and
Redemption at End
of Period***                           -27.93%      22.31%              -16.95%       -6.34%        2.53%

                                                                       Average Annual Total Return - After
                            Average Annual Total Return -              Taxes on Distributions and Sales of
                             After Taxes on Distributions                          Fund Shares
                           ----------------------------------          ------------------------------------
                                                     Since                                          Since
As a % of                  1 Year      5 Years     12/30/94**           1 Year       5 Years     12/30/94**
---------------------      ------      -------     ----------           ------       -------     ----------
Net Asset Value            -15.38%      -.729%       0.77%               -9.35%       -4.78         1.89%
Maximum Sales
Charge and
Redemption at End
of Period***               -17.10%      -7.47%       0.64%              -10.40%      -4.92%         1.79%

                                                     Since
                           1 Year      5 Years     12/31/94
                           ------      -------     --------
Morningstar
Domestic Hybrid
Average+                    -9.67%       1.49%       7.72%
Lipper Balanced
Funds Average+             -11.71%       1.37%       7.88%

Class Y shares

                                Aggregate Total Return                     Average Annual Total Return
                           --------------------------------            -----------------------------------
                                                    Since                                           Since
As a % of                              5 Years     3/8/94**             1 Year       5 Years      3/8/94**
---------------------                  -------     --------             ------       -------      --------
Net Asset Value                        -22.29%      33.10%              -13.92%       -4.92%        3.30%

                                                                       Average Annual Total Return - After
                             Average Annual Total Return -             Taxes on Distributions and Sales of
                             After Taxes on Distributions                          Fund Shares
                           ---------------------------------           ------------------------------------
                                                     Since                                          Since
As a % of                  1 Year      5 Years      3/8/94**            1 Year       5 Years      3/8/94**
---------------------      ------      -------     ---------            ------       -------      --------
Net Asset Value            -14.55       -6.71%       0.80%               -8.52%       -4.13%        2.01%

                                                     Since
                           1 Year      5 Years      3/31/94
                           ------      -------      -------
Morningstar
Domestic Hybrid
Average+                    -9.67%       1.49%       7.19%
Lipper Balanced
Funds Average+             -11.71%       1.37%       7.30%

+ An average of the total returns of mutual funds with a current investment style similar to the Fund as calculated by Morningstar, Inc. or Lipper, Inc. The returns of the average are adjusted for ongoing management and distribution and operating expenses applicable to mutual fund investments but not reflect any sales charges. The returns do not reflect the effect of taxes.

* Federal regulations require these examples to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Fund is $2,500, however.

**    Commencement of Fund operations or offering of specified class of shares.

*** Class C share performance assumes a 1.00% front-end sales charge and, for the 1 year period, a 1.00% CDSC that applies to sales within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% front-end load. Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.

      The foregoing data represents past performance only and is not a prediction as to the future returns of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.